UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

October 31, 2015

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2015

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Performance Chart	12
First Eagle Global Fund:
Fund Overview	18
Consolidated Schedule of Investments	20
First Eagle Overseas Fund:
Fund Overview	40
Consolidated Schedule of Investments	42
First Eagle U.S. Value Fund:
Fund Overview	62
Consolidated Schedule of Investments	64
First Eagle Gold Fund:
Fund Overview	72
Consolidated Schedule of Investments	74
First Eagle Global Income Builder Fund:
Fund Overview	78
Schedule of Investments	80
First Eagle High Yield Fund:
Fund Overview	94
Schedule of Investments	96
First Eagle Fund of America:
Fund Overview	108
Schedule of Investments	110
Statements of Assets and Liabilities	116
Statements of Operations	124
Statements of Changes in Net Assets	128
Financial Highlights	132
Notes to Financial Statements	150
Report of Independent Registered Accounting Firm	190
Fund Expenses	191
General Information	195
Consideration of Investment Advisory Agreements	196
Tax Information	204
Privacy Notice	205
Additional Information	207

First Eagle Funds | Annual Report | October 31, 2015

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

In the six months since my April letter, world equity markets reminded us of a truth our company has long acknowledged: We do not possess a crystal ball. Spurred by signs of slowing economic growth in China, global stock prices headed into a much-anticipated correction in August. We began to think that risk aversion had actually returned to the markets until—despite the continuing decline in corporate earnings—share prices went on to recover in September and October. We ourselves cannot predict this kind of market movement, and, frankly, we know of nobody else who reliably can.

Instead of a crystal ball, we bring to world markets the patient temperament of long-term value investors. In seeking to protect your capital, we look to purchase shares of what we believe to be attractive companies when they are trading at a discount to our estimate of their intrinsic value. While we acknowledge that the future is uncertain, our experience has convinced us that markets often will, over time, price these undervalued securities at or near their true value.

In past letters I have written about our macroeconomic concerns, which have not abated. During the past six months, the behavior of Chinese policymakers struck us as worrisome. When China's equity market collapsed, policymakers tried to prop up share prices at high valuations. Then they let their currency devalue. And then, out of fear that they were losing control of market perceptions, they stepped back in and tried to support their currency. This was really the first time that we have seen a material drawdown in China's foreign exchange reserves.

There are challenges in Europe, too. Economic growth is slow, and because of ISIS, Europe faces the prospect of millions of immigrants—a huge policy dilemma for a group of countries that does not have a coordinated foreign policy.

In Japan, it remains to be seen whether Prime Minister Abe's "three-arrows" program of monetary easing, fiscal stimulus and structural reform can shake the country out of its deflationary tendencies and lethargic pace of growth.

First Eagle Funds | Annual Report | October 31, 2015

Letter from the President

In the United States, economic growth is slow, too—just 1.5% in the third quarter of 2015.1 The Federal Reserve chose not to raise rates at its October meeting, but, as anticipated it raised rates by 25 basis points in December.

Global Value Team

During this six-month period, the global equity environment became quite narrow. In this kind of market, what has momentum generally doesn't have a lot of value, and what has value generally doesn't have a lot of momentum. While these conditions diminished fund returns, they also created investment opportunities.

Unlike the many investors who equate volatility with risk, the Global Value team regards volatility as a friend. Rising volatility spurs many investors to sell indiscriminately and, in particular, to flee stocks they see as underperformers. This fear-driven flight may bring share prices down into bargain territory. The downturn and market narrowing of the last half year brought stocks that had been on the Global Value team's wish list into its price zone, and the team was able to add to existing portfolio holdings and initiate positions in a number of companies that it had been following for some time.

High Yield Team

The high-yield market softened during this period, especially in energy and metals & mining. Overall high-yield market spreads widened from 459 basis points over Treasuries on May 1 to 590 basis points over Treasuries on October 31.2 While spreads could widen even further, the High Yield team believes that current yields are more than adequate to potentially compensate investors for the risks in this market.

The First Eagle High Yield Fund's energy exposure, which had boosted the portfolio's relative returns earlier in the year, detracted in this period. The portfolio managers believed the market's assessment of risk in the energy sector was somewhat overblown, and they made no significant changes in the overall energy exposure. The Fund's energy investments were selected from the bottom up on a company-by-company basis, and the portfolio managers believe the issuers of these bonds have the requisite liquidity to see themselves through to a more balanced energy market.

The High Yield team continued to keep duration short (3.03 years) relative to the benchmark (4.22 years)—positioning that may potentially reduce the impact of a rise in interest rates. To take advantage of greater yield spreads, it is favoring B bonds (47.7% of the portfolio) over BB issues (33.7% of the portfolio).

1  Source: Advance estimate, Bureau of Economic Analysis (US Department of Commerce)

2  Source: BofA Merrill Lynch Global Research, OAS for BofA Merrill Lynch US High Yield Master II Index

First Eagle Funds | Annual Report | October 31, 2015

Letter from the President

Fund of America Team

In late September, political concerns about pharmaceutical pricing led to an extended market selloff of pharmaceutical stocks. This detracted from the performance of Fund of America, which held a number of stocks in this sector.

The First Eagle Fund of America team believes that much of the rhetoric about pharmaceutical pricing is based on misinformation or misunderstanding and that this noise should eventually diminish. The Fund's core investment philosophy, which has served it well over the years, is predicated on an ability to look through short-term uncertainty and to focus on the intrinsic value of businesses over the longer term. The Fund of America team has learned from decades of experience to remain true to this philosophy and discipline through all market conditions.

I thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

December 2015

First Eagle Funds | Annual Report | October 31, 2015

Management's Discussion of Fund Performance

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 1.78% for the year ended October 31, 2015 while the MSCI World Index increased 1.77%. The Fund's cash and cash equivalents position was 11.99% as of October 31, 2015.

The five largest contributors to the performance of First Eagle Global Fund over the period were Microsoft Corporation (software, U.S.), Northrop Grumman Corporation (defense, U.S.), Cintas Corporation (uniform rentals, U.S.), Comcast Corporation (media, U.S.) and MS&AD Insurance Group Holdings (insurance, Japan) collectively accounting for 1.47% points of this period's performance.

The five largest detractors were National Oilwell Varco (manufacturer of equipment for the oil sector, U.S.), Potash Corporation of Saskatchewan (fertilizer, Canada), Cenovus Energy (oil and gas, Canada), Teradata Corporation (data platforms, U.S.) and Grupo Televisa (media, Mexico). Their combined negative performance over the twelve months subtracted 1.88% points from performance.

As of October 31, 2015, the Fund was approximately 5% hedged versus the Euro and 25% hedged versus the British Pound.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares increased 2.59% for the year ended October 31, 2015 while the MSCI EAFE Index decreased 0.07%. The Fund's cash and cash equivalents position was 15.65% as of October 31, 2015.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were MS&AD Insurance Group Holdings (insurance, Japan), Hoya Corporation (optical products, Japan), Sompo Japan Nipponkoa Holdings (insurance, Japan), Berkeley Group Holdings (homebuilding, U.K.) and Shimano Incorporated (bicycle components, Japan) collectively accounting for 1.90% points of this period's performance.

The five largest detractors were Potash Corporation of Saskatchewan (fertilizer, Canada), Cenovus Energy (oil and gas, Canada), Grupo Televisa (media, Mexico), Canadian Natural Resources (oil and gas, Canada) and Neopost SA (office equipment, France). Their combined negative performance over the twelve months subtracted 2.10% points from performance.

As of October 31, 2015, the Fund was approximately 5% hedged versus the Euro and 25% hedged versus the British Pound.

First Eagle Funds | Annual Report | October 31, 2015

Management's Discussion of Fund Performance

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 0.04% for the year ended October 31, 2015 while the S&P 500 Index increased 5.20%. The Fund's cash and cash equivalents position was 12.64% as of October 31, 2015.

The five largest contributors to the performance of First Eagle U.S. Value Fund were Microsoft Corporation (software), Northrop Grumman Corporation (defense), Cintas Corporation (uniform rentals), Comcast Corporation (cable) and Orbital ATK (defense) collectively accounting for 2.77% points of this period's performance.

The five largest detractors were National Oilwell Varco (manufacturer of equipment for the oil sector), Potash Corporation of Saskatchewan (fertilizer), Teradata Corporation (data platforms), Comtech Telecommunications Corporation (telecom) and Canadian Natural Resources (oil and gas). Their combined negative performance subtracted 3.55% points from performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares decreased 8.10% while the FTSE Gold Mines Index decreased 11.34%. The Fund's cash and cash equivalents position was 5.70% as of October 31, 2015.

The five largest contributors to the performance of First Eagle Gold Fund were Randgold Resources (Africa), Agnico-Eagle Mines (Canada), Franco-Nevada Corporation (Canada), Detour Gold Corporation (Canada) and Gold Fields Limited (South Africa) collectively accounting for 3.75% points of this period's performance.

The five largest detractors were Tahoe Resources (U.S.), Barrick Gold Corporation (Canada), Goldcorp (Canada), Industrias Penoles (Mexico) and gold bullion. Their combined negative performance subtracted 8.01% points from performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares decreased 1.39% while the MSCI World Index and the Barclays U.S. Aggregate Bond Index returned 1.77% and 1.96% respectively. The Fund's cash and cash equivalents position was 6.33% as of October 31, 2015.

First Eagle Funds | Annual Report | October 31, 2015

Management's Discussion of Fund Performance

The five largest contributors to the performance of First Eagle Global Income Builder Fund were CRH PLC (building materials, Ireland), Microsoft Corporation (software, U.S.), Bouygues SA (holding company, France), Hoya Corporation (optical products, Japan) and Bi-Lo LLC 9.25% due 02/15/2019 (supermarkets, U.S.) collectively accounting for 1.21% points of this period's performance.

The five largest detractors were Comtech Telecommunications Corporation (telecom, U.S.), Neopost SA (office equipment, France), Cenovus Energy (oil and gas, Canada), Potash Corporation of Saskatchewan (fertilizer, Canada) and San Juan Basin Royalty trust (oil and gas trust, U.S.). Their combined negative performance subtracted 1.72% points from performance.

As of October 31, 2015, the Fund was approximately 10% hedged versus the Euro and 25% hedged versus the British Pound.

First Eagle High Yield Fund

The NAV of the Fund's Class I shares decreased 3.97% while the Barclay's U.S. Corporate High Yield Index decreased 1.94%. The Fund's cash and cash equivalents position was 6.64% as of October 31, 2015.

The five largest contributors to the performance of First Eagle High Yield Fund were Bi-Lo Holdings LLC 8.625% due 09/15/2018 (supermarkets, U.S.), Bi-Lo Holdings LLC 9.25% due 02/15/2019 (supermarkets, U.S.), American Achievement Corporation 10.875% due 04/15/2016 (consumer products, U.S.), Post Holdings, Inc. 7.375% due 02/15/2022 (consumer packaged goods, U.S.) and Acco Brands Corporation 6.75% due 04/30/2020 (office products, U.S.) collectively accounting for 1.06% points of this period's performance.

The five largest detractors were Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/2021 (oil and gas, U.S.), Peabody Energy Corporation 10.00% due 03/15/2022 (coal, U.S.), Lightstream Resources Ltd 8.625% due 02/01/2020 (oil and gas, Canada), Jupiter Resources, Inc. 8.50% due 10/01/2022 (oil and gas, Canada) and Roundy's Supermarkets, Inc. 10.25% due 12/15/2020 (supermarkets, U.S.). Their combined negative performance subtracted 2.22% points from performance.

First Eagle Funds | Annual Report | October 31, 2015

Management's Discussion of Fund Performance

First Eagle Fund of America

The NAV of the Fund's Class Y Shares increased 0.18% versus the S&P 500 Index increase of 5.20%. The Fund's cash and cash equivalents position was 6.08% as of October 31, 2015.

The five largest contributors to the performance for First Eagle Fund of America were Sealed Air Corporation (containers/packaging), Lowe's Companies, Inc. (retail), Allergan PLC (pharmaceutical), Masco Corporation (building supplies) and AutoZone, Inc. (auto parts) collectively accounting for 5.45% points of this period's performance.

The five largest detractors were Seagate Technology PLC (hard disk drive manufacturer), Micron Technology, Inc. (semiconductors), Valeant Pharmaceuticals International, Inc. (pharmaceuticals), Hewlett Packard Company (technology services and equipment) and SanDisk Corporation (electronic components). Their combined negative performance subtracted 5.49% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas and U.S. Value Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Giorgio Caputo Portfolio Manager Global Income Builder Fund

First Eagle Funds | Annual Report | October 31, 2015

Management's Discussion of Fund Performance

Robert Hordon Portfolio Manager Global Income Builder Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Harold Levy Portfolio Manager Fund of America

Eric Stone Portfolio Manager Fund of America

December 2015

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of John Arnhold and the Portfolio Management Teams as of December 2015 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2015

Performance Chart1

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	1.78%	7.45%	7.44%	7.92%	13.48%	01/01/79[2]
with sales charge	-3.31	5.63	6.35	7.37	13.36	01/01/79[2]
Class C (FESGX)	0.05	6.65	6.64	7.12	10.25	06/05/00
Class I (SGIIX)	2.07	7.73	7.72	8.20	11.03	07/31/98
MSCI World Index[3]	1.77	11.63	9.15	5.79	9.61	01/01/79
First Eagle Overseas Fund[4]
Class A (SGOVX) without sales charge	2.59%	6.17%	5.57%	6.98%	10.93%	08/31/93
with sales charge	-2.54	4.38	4.49	6.43	10.73	08/31/93
Class C (FESOX)	0.85	5.40	4.79	6.18	9.74	06/05/00
Class I (SGOIX)	2.88	6.45	5.84	7.25	11.00	07/31/98
MSCI EAFE Index[5]	-0.07	8.02	4.81	4.05	4.91	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	0.04%	7.60%	8.60%	6.91%	8.90%	09/04/01
with sales charge	-4.96	5.78	7.49	6.36	8.50	09/04/01
Class C (FEVCX)	-1.64	6.81	7.80	6.11	8.08	09/04/01
Class I (FEVIX)	0.28	7.89	8.88	7.18	9.16	09/04/01
Standard &Poor's 500 Index[6]	5.20	16.20	14.33	7.85	6.48	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	-8.10%	-25.40%	-16.35%	0.91%	4.33%	08/31/93
with sales charge	-12.71	-26.66	-17.21	0.40	4.15	08/31/93
Class C (FEGOX)	-9.79	-25.97	-16.99	0.15	3.02	05/15/03
Class I (FEGIX)	-7.83	-25.21	-16.13	1.17	4.06	05/15/03
FTSE Gold Mines Index[7]	-11.34	-33.55	-24.16	-6.24	-3.07	08/31/93
MSCI World Index[3]	1.77	11.63	9.15	5.79	6.63	08/31/93

First Eagle Funds | Annual Report | October 31, 2015

Performance Chart

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Income Builder
Class A (FEBAX) without sales charge	-1.39%	5.31%	—	—	5.82%	05/01/12
with sales charge	-6.31	3.53	—	—	4.27	05/01/12
Class C (FEBCX)	-3.01	4.53	—	—	5.04	05/01/12
Class I (FEBIX)	-1.14	5.57	—	—	6.09	05/01/12
MSCI World Index[3]	1.77	11.63	—	—	10.33	05/01/12
Barclays U.S. Aggregate Bond Index[8]	1.96	1.65	—	—	2.23	05/01/12
First Eagle High Yield
Class A (FEHAX) without sales charge	-4.24%	2.21%	—	—	4.63%	01/03/12
with sales charge	-8.56	0.66	—	—	3.38	01/03/12
Class C (FEHCX)	-5.86	1.45	—	—	3.81	01/03/12
Class I (FEHIX)	-3.97	2.52	5.12%	—	8.98	11/19/07[9]
Barclays U.S. Corporate High Yield Index[10]	-1.94	4.15	6.18	—	7.80	11/19/07
First Eagle Fund of America
Class A (FEFAX) without sales charge	0.19%	13.57%	12.20%	9.25%	8.68%	11/20/98
with sales charge	-4.82	11.64	11.05	8.70	8.35	11/20/98
Class C (FEAMX)	-1.47	12.71	11.35	8.43	7.88	03/02/98
Class I (FEAIX)	0.48	—	—	—	10.44	03/08/13
Class Y (FEAFX)[11]	0.18	13.55	12.19	9.24	11.87	04/10/87
Standard &Poor's 500 Index[6]	5.20	16.20	14.33	7.85	9.56	04/10/87

First Eagle Funds | Annual Report | October 31, 2015

Performance Chart

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Fund of America, and Global Income Builder give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the contingent deferred sales charge (CDSC) of 1.00% which pertains to the first year or less of investment only.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  Effective May 9, 2014, the First Eagle Overseas Fund is closed to certain investors. Please see prospectus for more information.

5  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index.

6  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested. One cannot invest directly in an index.

7  The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested and is not available for purchase.

8  The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS and is not available for purchase.

9  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

First Eagle Funds | Annual Report | October 31, 2015

Performance Chart

10  The Barclays U.S Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

11  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	Class A	Class C	Class I	Class Y
First Eagle Global Fund	1.11%	1.86%	0.83%	—
First Eagle Overseas Fund	1.16	1.90	0.86	—
First Eagle U.S. Value Fund	1.17	1.92	0.87	—
First Eagle Gold Fund	1.32	2.08	0.97	—
First Eagle Global Income Builder[12]	1.23	1.99	0.96	—
First Eagle High Yield Fund[12,13]	1.14	1.90	0.86	—
First Eagle Fund of America	1.38	2.13	1.06	1.38%

12  For the First Eagle High Yield and Global Income Builder Funds, had fees not been waived and/or expenses reimbursed in the past, returns would have been lower.

13  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period January 1, 2015 to February 29, 2016. This waiver has the effect of reducing the management fee for the term of the waiver from 0.70% to 0.65%.

These expense ratios are presented as of October 31, 2015 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle Funds | Annual Report | October 31, 2015

Performance Chart

First Eagle High Yield and Global Income Builder Funds invest in high yield securities that are non-investment grade. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

For the First Eagle High Yield and Global Income Builder Funds, bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower's obligation or that such collateral could be liquidated.

The First Eagle High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

The First Eagle Global Income Builder Fund may also invest in small and medium-sized companies, derivatives, illiquid investments and real estate, which have additional risks.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin or safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2015

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	1.78	7.44	7.92
		with sales load	-3.31	6.35	7.37
MSCI World Index			1.77	9.15	5.79
Consumer Price Index			0.17	1.69	1.79

Asset Allocation* (%)

Countries** (%)

United States	48.77
Japan	12.71
France	6.42
United Kingdom	3.82
Canada	3.10
Mexico	1.94
South Korea	1.85
Switzerland	1.63
Germany	1.50
Hong Kong	0.80
Bermuda	0.75
Sweden	0.71
Australia	0.68
Singapore	0.64
Italy	0.58
Thailand	0.51
Ireland	0.51
Belgium	0.47
Denmark	0.22
Israel	0.18
Russia	0.17
Norway	0.04
South Africa	0.01

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets and is not available for purchase. One cannot invest directly in an index. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	6.15
Microsoft Corporation (U.S. software developer)	2.48
Oracle Corporation (U.S. provider of software/hardware products and services)	2.19
Comcast Corporation Class 'A' (U.S. cable/satellite television company)	2.16
3M Company (U.S. industrial conglomerate)	1.52
KDDI Corporation (Japanese telecommunications company)	1.52
Bank of New York Mellon Corporation (U.S. financial services company)	1.44
Intel Corporation (U.S. computer components and related products manufacturer)	1.44
Secom Company Limited (Japanese security services provider)	1.44
Omnicom Group, Inc. (U.S. advertising & marketing services provider)	1.39
Total	21.73

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 78.60%
U.S. Common Stocks — 40.39%
Consumer Discretionary — 5.26%
16,502,977	Comcast Corporation, Class 'A'	$348,272,491	$1,034,901,687
8,901,157	Omnicom Group, Inc.	381,946,246	666,874,682
3,531,731	McDonald's Corporation	346,056,310	396,436,805
4,424,582	Vista Outdoor, Inc. (a)(b)	89,190,234	197,867,307
3,992,318	H&R Block, Inc.	67,554,206	148,753,769
1,265,679	Bed Bath & Beyond, Inc. (a)	77,330,447	75,472,439
2,485	JG Boswell Company	573,840	1,615,374
31,592	Mills Music Trust (b)(d)	930,199	568,656
		1,311,853,973	2,522,490,719
Consumer Staples — 0.65%
3,258,980	Colgate-Palmolive Company	125,309,063	216,233,323
1,693,404	Wal-Mart Stores, Inc.	82,465,011	96,930,445
		207,774,074	313,163,768
Energy — 3.19%
14,843,577	National Oilwell Varco, Inc.	914,382,909	558,712,238
8,695,977	FMC Technologies, Inc. (a)	334,736,889	294,184,902
6,897,775	Devon Energy Corporation	365,559,270	289,223,706
5,199,638	ConocoPhillips	198,796,836	277,400,687
867,954	Phillips 66	68,629,773	77,291,304
3,908,035	San Juan Basin Royalty Trust (b)	138,744,050	29,896,468
		2,020,849,727	1,526,709,305
Financials — 10.47%
16,629,924	Bank of New York Mellon Corporation	413,994,217	692,636,335
9,015,368	American Express Company	505,838,365	660,465,860
2,442	Berkshire Hathaway, Inc., Class 'A' (a)	193,617,046	499,623,432
6,804,202	Cincinnati Financial Corporation	170,308,782	409,817,086
9,693,682	BB&T Corporation	245,863,323	360,120,286
8,178,242	Plum Creek Timber Company, Inc., REIT	310,824,873	333,181,579
7,819,459	U.S. Bancorp	192,949,644	329,824,781
10,624,736	Weyerhaeuser Company, REIT	173,122,655	311,623,507
4,801,481	American International Group, Inc.	254,345,077	302,781,392
4,386,051	WR Berkley Corporation	117,583,057	244,873,227

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 40.39% (continued)
Financials — 10.47% (continued)
2,973,748	Visa, Inc., Class 'A'	$53,618,674	$230,703,370
2,024,060	Mastercard, Inc., Class 'A'	40,702,513	200,361,699
353,941	Alleghany Corporation (a)	140,510,303	175,650,300
4,852,251	Brown & Brown, Inc.	151,351,215	156,582,140
3,602,019	Synchrony Financial (a)	110,926,545	110,798,104
		3,075,556,289	5,019,043,098
Health Care — 0.58%
1,144,150	Anthem, Inc.	53,098,969	159,208,472
1,059,980	Johnson & Johnson	59,610,843	107,089,779
158,669	Varian Medical Systems, Inc. (a)	11,632,458	12,460,277
		124,342,270	278,758,528
Industrials — 7.16%
4,636,516	3M Company	393,785,611	728,906,680
5,828,568	Cintas Corporation (b)	167,232,622	542,581,395
2,501,361	Northrop Grumman Corporation	146,124,261	469,630,528
1,879,493	Lockheed Martin Corporation	131,213,463	413,168,946
6,170,798	Flowserve Corporation	310,243,988	286,078,195
3,592,416	Deere & Company	294,058,959	280,208,448
2,642,113	Orbital ATK, Inc.	103,214,481	226,217,715
769,022	WW Grainger, Inc.	175,011,803	161,494,620
4,133,029	Timken Company	158,386,035	130,603,717
5,851,664	NOW, Inc. (a)(b)	178,684,330	96,610,973
1,080,326	Union Pacific Corporation	91,975,402	96,527,128
		2,149,930,955	3,432,028,345
Information Technology — 10.53%
22,635,660	Microsoft Corporation	593,352,723	1,191,541,142
27,002,083	Oracle Corporation	856,422,677	1,048,760,904
20,352,606	Intel Corporation	395,136,052	689,139,239
9,803,351	Linear Technology Corporation	294,903,483	435,464,851
7,417,573	Xilinx, Inc.	296,871,795	353,224,826
12,051,787	Teradata Corporation (a)(b)	482,435,213	338,775,733
450,755	Alphabet, Inc., Class 'A' (a)	179,804,167	332,382,230
241,808	Alphabet, Inc., Class 'C' (a)	62,403,382	171,879,545

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 40.39% (continued)
Information Technology — 10.53% (continued)
1,782,364	Automatic Data Processing, Inc.	$55,926,855	$155,047,844
2,822,758	Altera Corporation	96,664,590	148,335,933
2,465,731	Texas Instruments, Inc.	116,084,056	139,856,262
1,074,758	CommVault Systems, Inc. (a)	51,692,790	43,549,194
		3,481,697,783	5,047,957,703
Materials — 1.85%
4,172,577	Scotts Miracle-Gro Company, Class 'A' (b)	182,102,946	276,057,694
2,026,368	Vulcan Materials Company	80,890,770	195,706,622
1,148,711	Martin Marietta Materials, Inc.	99,170,359	178,222,512
977,803	Praxair, Inc.	101,424,128	108,624,135
1,889,994	Royal Gold, Inc.	115,602,277	90,417,313
592,699	Deltic Timber Corporation	28,629,777	36,723,630
		607,820,257	885,751,906
Utilities — 0.70%
3,760,485	IDACorp, Inc. (b)	124,066,738	251,388,422
2,351,968	UGI Corporation	79,562,541	86,246,667
		203,629,279	337,635,089
Total U.S. Common Stocks		13,183,454,607	19,363,538,461
International Common Stocks — 38.21%
Australia — 0.68%
37,118,561	Newcrest Mining Limited (a)	658,816,545	325,836,385
Belgium — 0.47%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	226,665,434
Bermuda — 0.75%
6,516,471	Jardine Matheson Holdings Limited	333,620,326	355,734,152
181,800	Jardine Strategic Holdings Limited	4,903,836	5,484,906
		338,524,162	361,219,058
Canada — 3.10%
14,875,206	Potash Corporation of Saskatchewan, Inc.	511,765,800	300,925,417
19,166,446	Goldcorp, Inc.	523,000,784	245,713,838
7,419,204	Agnico-Eagle Mines Limited	234,920,569	209,707,693
8,638,430	Canadian Natural Resources Limited	245,408,380	200,303,761
12,398,563	Cenovus Energy, Inc.	338,639,157	184,862,574

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.21% (continued)
Canada — 3.10% (continued)
3,490,459	Franco-Nevada Corporation	$148,910,524	$177,032,151
13,331,350	Barrick Gold Corporation	211,154,032	102,518,082
2,004,952	Suncor Energy, Inc.	52,775,913	59,660,969
201,350	Imperial Oil Limited	6,232,009	6,699,861
		2,272,807,168	1,487,424,346
Denmark — 0.22%
2,987,524	ISS AS	94,568,138	105,143,789
France — 6.31%
7,997,502	Danone SA	546,102,434	557,656,427
4,284,366	Sanofi	332,925,755	432,733,310
11,417,175	Bouygues SA	414,984,766	432,704,630
10,992,760	Carrefour SA	444,625,285	358,656,655
6,614,617	Total SA	323,516,491	321,100,384
7,208,725	Cie de Saint-Gobain	311,259,631	302,655,788
2,173,169	Sodexo SA	56,283,339	193,496,112
10,025,613	Rexel SA	154,658,931	137,036,629
851,019	Wendel SA	19,376,060	102,145,114
1,401,821	Legrand SA	47,735,246	76,983,154
1,867,732	Neopost SA (b)	166,306,200	46,478,673
157,260	Robertet SA (b)(c)	20,623,058	39,255,339
42,252	Robertet SA CI (c)(d)(e)	800,508	7,382,879
104,457	Gaumont SA (c)	6,087,824	6,110,880
385,000	Sabeton SA (b)(c)	4,841,233	5,939,816
66,717	NSC Groupe (b)(c)	11,738,587	4,988,845
12,000,000	FINEL (a)(b)(c)(d)(f)(g)	—	1,715,455
		2,861,865,348	3,027,040,090
Germany — 1.50%
7,521,717	HeidelbergCement AG	408,184,254	560,625,897
1,339,934	Hornbach Holding AG & Company KGaA (b)(c)	41,310,978	103,171,588
693,440	Fraport AG	20,976,007	43,998,645
117,380	Daimler AG	4,630,616	10,193,207
29,871	Hornbach Baumarkt AG	560,239	1,067,549
		475,662,094	719,056,886

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.21% (continued)
Hong Kong — 0.80%
59,951,620	Hang Lung Properties Limited	$179,727,514	$147,276,191
12,693,580	Guoco Group Limited (c)	115,086,260	145,760,150
20,478,016	Hysan Development Company Limited	93,700,371	90,888,931
		388,514,145	383,925,272
Ireland — 0.51%
8,861,547	CRH PLC	152,602,445	243,301,600
Israel — 0.18%
15,719,757	Israel Chemicals Limited	156,830,538	86,985,513
Italy — 0.59%
17,017,170	Italcementi S.p.A.	230,422,418	189,000,657
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	47,238,675
1,021,137	Italmobiliare S.p.A.	107,360,738	44,129,719
		459,140,090	280,369,051
Japan — 12.72%
29,782,800	KDDI Corporation	319,569,931	727,108,053
10,234,430	Secom Company Limited	458,494,799	688,430,168
3,169,600	Fanuc Corporation	295,828,491	566,178,238
13,130,440	Hoya Corporation	279,229,062	547,219,547
1,026,790	Keyence Corporation	180,347,094	541,006,946
14,917,300	Sompo Japan Nipponkoa Holdings, Inc.	402,645,728	473,219,727
1,785,556	SMC Corporation	183,601,829	463,738,502
30,678,600	Astellas Pharma, Inc.	239,910,043	448,725,690
2,757,490	Shimano, Inc.	35,758,051	438,291,690
10,776,920	MS&AD Insurance Group Holdings, Inc.	237,671,691	320,798,016
14,062,880	Mitsubishi Estate Company Limited	249,123,893	303,819,741
2,217,600	Hirose Electric Company Limited (b)	220,755,881	271,250,319
3,308,230	Nissin Foods Holdings Company Limited	116,618,183	153,801,030
3,526,280	Chofu Seisakusho Company Limited (b)(c)	64,322,538	73,699,164
5,147,000	T. Hasegawa Company Limited (b)(c)	79,849,658	67,861,747
183,000	Shin-Etsu Chemical Company Limited	8,388,326	10,970,598
		3,372,115,198	6,096,119,176

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.21% (continued)
Mexico — 1.69%
17,500,130	Grupo Televisa S.A.B., ADR	$349,971,233	$509,953,788
19,043,916	Fresnillo PLC	258,153,252	214,314,037
6,401,020	Industrias Peñoles S.A.B. de C.V.	7,339,323	84,793,810
		615,463,808	809,061,635
Norway — 0.04%
2,000,066	Orkla ASA	13,269,921	17,007,064
Russia — 0.17%
19,361,267	Gazprom PAO, ADR	130,470,161	81,510,934
South Africa — 0.01%
2,482,324	Gold Fields Limited, ADR	12,963,637	6,280,280
South Korea — 1.80%
4,081,054	KT&G Corporation	229,470,764	408,087,502
6,824,723	Kia Motors Corporation	326,127,925	334,037,580
51,900	Lotte Confectionery Company Limited	21,157,499	90,547,871
39,989	Namyang Dairy Products Company Limited (b)(c)	7,325,466	29,499,363
		584,081,654	862,172,316
Sweden — 0.71%
5,939,940	Investor AB, Class 'A' (c)	116,378,542	215,737,414
3,394,798	Investor AB, Class 'B'	63,888,333	126,119,574
		180,266,875	341,856,988
Switzerland — 1.63%
5,888,845	Nestlé SA	203,277,198	450,398,788
4,327,670	Pargesa Holding SA	272,881,781	274,953,387
388,803	Kuehne & Nagel International AG	7,503,142	53,927,757
		483,662,121	779,279,932
Thailand — 0.51%
51,812,900	Bangkok Bank PCL, NVDR	214,262,825	244,005,363
United Kingdom — 3.82%
7,041,897	Berkeley Group Holdings PLC (b)	84,418,687	360,194,893
4,778,582	British American Tobacco PLC	257,800,241	284,316,189
6,594,258	Liberty Global PLC, Series 'C' (a)	261,697,899	281,179,161
574,695	Liberty Global PLC, Series 'A' (a)	23,606,055	25,585,421

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.21% (continued)
United Kingdom — 3.82% (continued)
244,959	Liberty Global PLC LiLAC, Series 'C' (a)	$9,760,127	$9,470,115
28,734	Liberty Global PLC LiLAC, Series 'A' (a)	989,971	1,109,707
12,196,447	GlaxoSmithKline PLC	243,907,853	264,168,577
5,258,591	Willis Group Holdings PLC	158,261,062	234,585,745
8,016,718	Diageo PLC	216,796,362	232,155,676
42,951,230	WM Morrison Supermarkets PLC	186,107,922	111,569,892
3,052,693	Anglo American PLC	74,109,213	25,723,156
		1,517,455,392	1,830,058,532
Total International Common Stocks		15,218,074,518	18,314,319,644
Total Common Stocks		28,401,529,125	37,677,858,105
Investment Company — 0.00*%
1,600,450	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,600,450	1,600,450
Warrant — 0.13%
United States — 0.13%
2,777,836	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	34,933,735	62,112,413
Ounces
Commodity — 6.15%
2,581,444	Gold bullion (a)	2,653,554,867	2,947,130,929
Principal
Notes and Bonds — 3.15%
U.S. Bonds — 2.10%
Government Obligations — 2.09%
$250,000,000	U.S. Treasury Note 0.50% due 06/15/16	250,161,962	250,276,750
250,000,000	U.S. Treasury Note 0.625% due 12/15/16	249,762,068	250,402,000

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Bonds — 2.10% (continued)
Government Obligations — 2.09% (continued)
$250,000,000	U.S. Treasury Note 0.75% due 03/15/17	$249,659,797	$250,613,500
250,000,000	U.S. Treasury Note 0.875% due 09/15/16	250,723,938	250,965,250
		1,000,307,765	1,002,257,500
U.S. Corporate Bond — 0.01%
5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (c)	4,842,818	5,382,120
Total U.S. Bonds		1,005,150,583	1,007,639,620
International Notes and Bonds — 1.05%
International Corporate Notes and Bonds — 0.11%
France — 0.11%
15,000,000 EUR	Emin Leydier SA FRN 8.058% due 07/31/16 (c)(d)(g)(h)	21,369,283	16,494,755
17,256,032 EUR	FINEL 9.50% due 06/30/17 (c)(d)(g)	21,555,398	18,975,601
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	14,596,172	14,124,940
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	4,225,119	3,944,976
Total International Corporate Notes and Bonds		61,745,972	53,540,272
International Government Bonds — 0.94%
Mexico — 0.25%
1,187,830,000 MXN	Mexican Bonos 4.75% due 06/14/18	81,499,998	72,558,825
764,192,000 MXN	Mexican Bonos 5.00% due 12/11/19	56,054,042	46,169,127
		137,554,040	118,727,952
Singapore — 0.64%
154,398,000 SGD	Singapore Government Bond 0.50% due 04/01/18	116,842,854	108,064,272
150,966,000 SGD	Singapore Government Bond 2.375% due 04/01/17	124,442,156	109,530,903
119,604,000 SGD	Singapore Government Bond 3.25% due 09/01/20	93,226,410	90,712,578
		334,511,420	308,307,753

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Government Bonds — 0.94% (continued)
South Korea — 0.05%
26,286,330,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (c)(i)	$25,103,904	$23,556,269
Total International Government Bonds		497,169,364	450,591,974
Total International Notes and Bonds		558,915,336	504,132,246
Total Notes and Bonds		1,564,065,919	1,511,771,866
Commercial Paper — 11.99%
International Commercial Paper — 2.67%
Canada — 0.61%
34,596,000 USD	Suncor Energy, Inc. 0.42% due 11/03/15	34,595,212	34,595,058
25,525,000 USD	Suncor Energy, Inc. 0.47% due 12/21/15	25,508,692	25,513,792
55,362,000 USD	Total Capital Limited 0.19% due 11/04/15	55,361,123	55,361,116
34,139,000 USD	Total Capital Limited 0.20% due 11/12/15	34,136,914	34,137,582
15,835,000 USD	Total Capital Limited 0.20% due 01/04/16	15,829,370	15,829,397
44,614,000 USD	Total Capital Limited 0.20% due 01/15/16	44,595,411	44,594,152
27,000,000 USD	Total Capital Limited 0.20% due 01/25/16	26,987,250	26,985,580
55,949,000 USD	Total Capital Limited 0.29% due 12/14/15	55,929,620	55,937,460
France — 0.35%
18,889,000 USD	Electricité de France SA 0.18% due 11/16/15	18,887,584	18,887,618
34,949,000 USD	Essilor International 0.18% due 11/10/15	34,947,427	34,947,451
40,880,000 USD	Essilor International 0.19% due 11/03/15	40,879,569	40,879,341
21,728,000 USD	GDF Suez SA 0.25% due 11/10/15	21,726,642	21,727,037
28,008,000 USD	GDF Suez SA 0.27% due 12/16/15	27,998,547	28,000,760
22,371,000 USD	GDF Suez SA 0.29% due 01/05/16 0.42% due 11/03/15	22,359,286	22,361,674

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 2.67% (continued)
Germany — 0.37%
27,370,000 USD	Henkel Corporation 0.23% due 01/13/16	$27,357,235	$27,356,600
27,370,000 USD	Henkel Corporation 0.23% due 01/19/16	27,356,186	27,355,036
54,697,000 USD	Henkel Corporation 0.23% due 01/22/16	54,668,345	54,665,477
35,114,000 USD	Siemens Company 0.20% due 12/28/15	35,102,881	35,103,411
35,114,000 USD	Siemens Company 0.20% due 12/30/15	35,102,490	35,102,933
Switzerland — 0.41%
40,857,000 USD	Nestlé SA 0.17% due 11/04/15	40,856,421	40,856,597
14,500,000 USD	Roche Holdings, Inc. 0.07% due 12/07/15	14,498,985	14,497,612
34,472,000 USD	Roche Holdings, Inc. 0.10% due 11/10/15	34,471,138	34,470,789
35,969,000 USD	Roche Holdings, Inc. 0.12% due 12/08/15	35,964,564	35,962,882
26,984,000 USD	Roche Holdings, Inc. 0.12% due 12/15/15	26,980,042	26,978,276
33,980,000 USD	Roche Holdings, Inc. 0.13% due 11/09/15	33,979,018	33,978,915
9,492,000 USD	Roche Holdings, Inc. 0.13% due 11/10/15	9,491,692	9,491,667
United Kingdom — 0.93%
57,551,000 USD	AstraZeneca PLC 0.12% due 12/02/15	57,545,053	57,543,140
19,566,000 USD	AstraZeneca PLC 0.12% due 12/21/15	19,562,739	19,561,082
34,596,000 USD	AstraZeneca PLC 0.13% due 11/02/15	34,595,875	34,595,669
49,343,000 USD	AstraZeneca PLC 0.13% due 11/05/15	49,342,287	49,342,054
67,203,000 USD	AstraZeneca PLC 0.13% due 11/18/15	67,198,875	67,198,673
43,792,000 USD	AstraZeneca PLC 0.13% due 12/14/15	43,785,200	43,782,968

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 2.67% (continued)
United Kingdom — 0.93% (continued)
33,973,000 USD	AstraZeneca PLC 0.14% due 12/08/15	$33,968,112	$33,967,222
62,736,000 USD	AstraZeneca PLC 0.15% due 12/03/15	62,727,635	62,727,112
29,124,000 USD	AstraZeneca PLC 0.18% due 11/12/15	29,122,398	29,122,790
47,842,000 USD	AstraZeneca PLC 0.19% due 11/17/15	47,837,960	47,839,130
Total International Commercial Paper		1,281,257,778	1,281,258,053
U.S. Commercial Paper — 9.32%
$13,685,000	Abbott Laboratories 0.13% due 12/16/15	13,682,776	13,683,249
30,604,000	Abbott Laboratories 0.14% due 12/01/15	30,600,430	30,602,123
35,000,000	Abbott Laboratories 0.15% due 12/08/15	34,994,604	34,996,853
45,428,000	Abbott Laboratories 0.15% due 01/05/16	45,415,697	45,417,263
15,756,000	Abbott Laboratories 0.15% due 01/07/16	15,751,601	15,752,074
77,968,000	Abbott Laboratories 0.18% due 11/02/15	77,967,610	77,967,838
25,192,000	Abbott Laboratories 0.19% due 11/09/15	25,190,936	25,191,706
48,914,000	American Express Company 00.20% due 12/15/15	48,902,043	48,897,375
40,592,000	American Express Company 0.36% due 01/04/16	40,566,743	40,569,823
50,959,000	Apple, Inc. 0.11% due 11/06/15	50,958,221	50,957,861
32,844,000	Apple, Inc. 0.11% due 12/04/15	32,840,688	32,839,146
29,349,000	Apple, Inc. 0.11% due 12/07/15	29,345,772	29,344,167
42,504,000	Apple, Inc. 0.12% due 11/06/15	42,503,292	42,503,050
50,357,000	Apple, Inc. 0.13% due 12/11/15	50,349,726	50,347,541

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.32% (continued)
$54,697,000	Apple, Inc. 0.13% due 12/15/15	$54,688,309	$54,685,398
39,823,000	Apple, Inc. 0.15% due 01/08/16	39,811,717	39,807,668
68,133,000	Apple, Inc. 0.17% due 11/09/15	68,130,426	68,130,824
33,973,000	Caterpillar Financial Services Company 0.10% due 11/05/15	33,972,623	33,972,411
57,383,000	Caterpillar Financial Services Company 0.16% due 12/08/15	57,373,564	57,373,613
33,171,000	Caterpillar Financial Services Company 0.17% due 01/19/16	33,158,625	33,155,327
38,914,000	Celgene Corporation 0.43% due 12/02/15	38,899,926	38,904,048
32,474,000	Celgene Corporation 0.45% due 12/15/15	32,456,536	32,461,510
27,753,000	Celgene Corporation 0.46% due 12/09/15	27,739,817	27,744,119
10,611,000	Chevron Corporation 0.10% due 12/11/15	10,609,821	10,609,007
37,845,000	Chevron Corporation 0.11% due 11/23/15	37,842,456	37,841,670
33,495,000	Chevron Corporation 0.14% due 11/10/15	33,493,828	33,493,823
34,472,000	Chevron Corporation 0.14% due 12/22/15	34,465,163	34,463,068
34,148,000	Chevron Corporation 0.18% due 11/09/15	34,146,634	34,146,909
34,067,000	Chevron Corporation 0.19% due 11/06/15	34,066,101	34,066,238
46,123,000	Chevron Corporation 0.20% due 11/13/15	46,119,925	46,120,937
41,850,000	Chevron Corporation 0.22% due 11/16/15	41,846,164	41,847,668
51,045,000	Coca-Cola Company 0.22% due 12/09/15	51,033,146	51,038,477
4,604,000	ConocoPhillips 0.17% due 11/09/15	4,603,826	4,603,907
20,557,000	ConocoPhillips 0.20% due 11/13/15	20,555,630	20,556,336

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.32% (continued)
$27,500,000	Diageo Capital PLC 0.38% due 12/10/15	$27,488,977	$27,490,917
20,296,000	Duke Energy Corporation 0.44% due 12/18/15	20,284,606	20,287,574
57,900,000	DuPont 0.20% due 12/04/15	57,889,385	57,891,669
58,370,000	DuPont 0.46% due 12/07/15	58,343,734	58,360,758
21,896,000	Emerson Electric Company 0.14% due 12/17/15	21,892,083	21,892,234
11,583,000	Entergy Corporation 0.82% due 11/17/15	11,578,830	11,580,510
61,806,000	Exxon Mobil Corporation 0.11% due 12/01/15	61,800,334	61,797,869
56,959,000	Exxon Mobil Corporation 0.11% due 12/14/15	56,951,516	56,947,252
32,610,000	Exxon Mobil Corporation 0.11% due 12/16/15	32,605,516	32,602,848
49,756,000	Google, Inc. 0.16% due 01/20/16	49,738,309	49,738,773
34,472,000	Google, Inc. 0.18% due 01/07/16	34,460,452	34,463,411
77,368,000	Google, Inc. 0.21% due 11/17/15	77,360,779	77,365,872
40,439,000	Honeywell International, Inc. 0.18% due 12/17/15	40,429,699	40,430,427
28,600,000	Honeywell International, Inc. 0.24% due 12/01/15	28,594,280	28,596,288
48,258,000	Honeywell International, Inc. 0.26% due 12/11/15	48,244,059	48,249,386
51,708,000	International Business Machines Corporation 0.11% due 11/03/15	51,707,684	51,707,845
35,969,000	International Business Machines Corporation 0.18% due 12/29/15	35,958,569	35,962,106
39,823,000	International Business Machines Corporation 0.18% due 12/31/15	39,811,053	39,814,907
28,479,000	John Deere Limited 0.11% due 11/18/15	28,477,521	28,477,166
33,248,000	Johnson & Johnson 0.06% due 11/18/15	33,247,058	33,247,035

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.32% (continued)
$35,662,000	Johnson & Johnson 0.13% due 11/02/15	$35,661,871	$35,661,926
61,285,000	Johnson & Johnson 0.13% due 11/03/15	61,284,557	61,284,816
24,514,000	McDonald's Corporation 0.40% due 11/05/15	24,512,938	24,513,338
18,650,000	McDonald's Corporation 0.44% due 11/12/15	18,647,550	18,648,788
55,941,000	Medtronic, Inc. 0.46% due 11/10/15	55,934,707	55,937,325
60,658,000	Medtronic, Inc. 0.46% due 11/20/15	60,643,594	60,650,039
18,421,000	Medtronic, Inc. 0.51% due 11/02/15	18,420,744	18,420,670
51,045,000	Medtronic, Inc. 0.51% due 11/09/15	51,039,328	51,041,952
40,963,000	Microsoft Corporation 0.14% due 11/13/15	40,961,088	40,962,172
57,383,000	Microsoft Corporation 0.14% due 12/09/15	57,374,520	57,377,581
81,219,000	Microsoft Corporation 0.17% due 11/04/15	81,217,849	81,218,661
55,263,000	Microsoft Corporation 0.18% due 11/04/15	55,262,171	55,262,770
31,859,000	Microsoft Corporation 0.18% due 01/13/16	31,847,371	31,849,708
37,294,000	Microsoft Corporation 0.19% due 11/12/15	37,291,835	37,293,326
66,341,000	Microsoft Corporation 0.19% due 01/06/16	66,317,891	66,324,960
17,088,000	Omnicom Group, Inc. 0.46% due 11/17/15	17,084,582	17,085,864
40,439,000	PepsiCo, Inc. 0.14% due 11/13/15	40,437,113	40,437,695
13,620,000	Pfizer, Inc. 0.12% due 11/16/15	13,619,319	13,619,646
55,362,000	Pfizer, Inc. 0.16% due 11/12/15	55,359,293	55,361,000
56,562,000	Pfizer, Inc. 0.18% due 01/07/16	56,543,052	56,547,906

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.32% (continued)
$81,219,000	Pfizer, Inc. 0.21% due 12/10/15	$81,200,523	$81,210,953
34,030,000	Pfizer, Inc. 0.22% due 11/05/15	34,029,168	34,029,819
57,649,000	Pfizer, Inc. 0.25% due 12/03/15	57,636,189	57,645,026
33,973,000	Philip Morris International, Inc. 0.14% due 11/05/15	33,972,472	33,972,179
76,976,000	Philip Morris International, Inc. 0.14% due 11/06/15	76,974,504	76,973,830
42,504,000	Philip Morris International, Inc. 0.14% due 11/17/15	42,501,355	42,500,812
33,171,000	Philip Morris International, Inc. 0.14% due 12/03/15	33,166,872	33,165,361
27,876,000	Philip Morris International, Inc. 0.14% due 12/11/15	27,871,664	27,869,788
48,914,000	Philip Morris International, Inc. 0.15% due 12/11/15	48,905,848	48,903,100
18,064,000	Philip Morris International, Inc. 0.15% due 12/18/15	18,060,462	18,059,083
70,228,000	Philip Morris International, Inc. 0.16% due 12/04/15	70,217,700	70,215,574
56,959,000	Philip Morris International, Inc. 0.16% due 12/10/15	56,949,127	56,946,675
65,570,000	Philip Morris International, Inc. 0.17% due 12/07/15	65,558,853	65,557,127
19,912,000	Praxair, Inc. 0.12% due 12/09/15	19,909,478	19,907,841
60,000,000	Qualcomm, Inc. 0.14% due 12/02/15	59,992,767	59,991,805
64,702,000	Qualcomm, Inc. 0.16% due 12/02/15	64,693,086	64,693,163
42,081,000	Qualcomm, Inc. 0.18% due 01/13/16	42,065,640	42,063,028
56,798,000	Qualcomm, Inc. 0.20% due 11/19/15	56,792,320	56,794,119
55,949,000	Qualcomm, Inc. 0.23% due 11/18/15	55,942,923	55,945,397
35,969,000	Schlumberger Investments SA 0.13% due 11/16/15	35,967,052	35,966,486

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.32% (continued)
$35,114,000	Schlumberger Investments SA 0.16% due 11/25/15	$35,110,255	$35,109,790
17,942,000	Schlumberger Investments SA 0.17% due 12/15/15	17,938,272	17,937,507
38,255,000	United Healthcare Company 0.36% due 12/03/15	38,243,098	38,245,968
39,823,000	United Healthcare Company 0.38% due 12/23/15	39,801,717	39,806,453
17,363,000	United Healthcare Company 0.38% due 12/24/15	17,353,542	17,355,626
45,905,000	United Technologies Corporation 0.25% due 11/30/15	45,895,755	45,894,090
38,914,000	United Technologies Corporation 0.38% due 11/05/15	38,912,400	38,912,411
22,784,000	United Technologies Corporation 0.39% due 11/17/15	22,780,152	22,781,152
33,148,000	United Technologies Corporation 0.41% due 11/13/15	33,143,580	33,144,842
119,938,000	Wal-Mart Stores, Inc. 0.14% due 11/16/15	119,931,004	119,934,885
45,589,000	Walt Disney Company 0.15% due 11/13/15	45,586,721	45,587,528
58,370,000	Walt Disney Company 0.19% due 01/08/16	58,349,052	58,351,613
Total U.S. Commercial Paper		4,465,863,744	4,465,971,048
Total Commercial Paper		5,747,121,522	5,747,229,101
Total Investments — 100.02% (Cost: $38,402,805,618)			47,947,702,864
Liabilities in Excess of Other Assets — (0.02)%			(11,152,279)
Net Assets — 100.00%			$47,936,550,585

*  Less than 0.01%

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $765,531,385 or 1.60% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $45,137,346 or 0.09% of net assets.

(e)  Represents non-voting class of shares.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

(f)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

(g)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2015, the value of these securities amounted to $37,185,811 or 0.08% of net assets.

(h)  Floating rate security. Rate shown is the rate in effect at October 31, 2015.

(i)  Inflation protected security.

At October 31, 2015, aggregate cost for federal income tax purposes was $38,836,710,101. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,522,404,144
Gross unrealized depreciation	(3,411,411,381)
Net unrealized appreciation	$9,110,992,763

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Savings Shares

SA  — Société Anonyme

Currencies

EUR  — Euro

KRW  — South Korean Won

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD  — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 8.058% due 07/31/16	07/30/09	$21,369,283	$1.10
FINEL 9.50% due 06/30/17	06/22/05	21,555,398	1.10
FINEL	07/30/09	—	0.14

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	73,061,000	Euro	$81,470,321	$80,356,257	$1,114,064	$—
12/16/15	55,564,000	Euro	62,706,808	61,142,704	1,564,104	—
01/13/16	57,945,000	Euro	66,217,228	63,804,005	2,413,223	—
11/18/15	45,548,000	British Pound	70,366,194	70,210,249	155,945	—
12/16/15	28,823,000	British Pound	44,598,491	44,424,743	173,748	—
11/18/15	17,310,821,000	Japanese Yen	143,585,579	143,472,341	113,238	—
			$468,944,621	$463,410,299	$5,534,322	$—

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	17,310,821,000	Japanese Yen	$143,831,938	$143,472,341	$—	$(359,597)

Affiliated Securities

Affiliated Securities	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares October 31, 2015	Market Value October 31, 2015	Realized Gain / (Loss)	Dividend Income
Berkeley Group Holdings PLC	7,175,381	—	133,484	7,041,897	$360,194,893	$5,560,172	$20,006,503
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	73,699,164	—	831,737
Cintas Corporation	7,899,775	—	2,071,207	5,828,568	542,581,395	88,529,882	13,429,617
Deltic Timber Corporation*	811,480	—	218,781	592,699	36,723,630	3,255,577	302,714
FINEL	12,000,000	—	—	12,000,000	1,715,455	—	—
Hirose Electric Company Limited	2,190,800	105,600	78,800	2,217,600	271,250,319	390,513	3,833,062
Hornbach Holding AG & Company KGaA	—	1,339,934	—	1,339,934	103,171,588	—	—
IDACorp, Inc.	3,760,485	—	—	3,760,485	251,388,422	—	7,069,712
Italcementi S.p.A.*	21,398,654	—	4,381,484	17,017,170	189,000,657	(83,226,805)	1,473,066
Mills Music Trust	31,592	—	—	31,592	568,656	—	83,654
NOW, Inc.	5,851,664	—	—	5,851,664	96,610,973	—	—
NSC Groupe	66,717	—	—	66,717	4,988,845	—	159,977
Namyang Dairy Products Company Limited	39,989	—	—	39,989	29,499,363	—	28,414
Neopost SA	1,867,732	—	—	1,867,732	46,478,673	—	7,429,171
Orbital ATK, Inc.*#	2,087,657	554,456	—	2,642,113	226,217,715	—	2,753,448
Robertet SA	157,260	—	—	157,260	39,255,339	—	495,945
Sabeton SA	385,000	—	—	385,000	5,939,816	—	80,944
San Juan Basin Royalty Trust	3,908,035	—	—	3,908,035	29,896,468	—	1,893,541
Scotts Miracle-Gro Company	4,172,577	—	—	4,172,577	276,057,694	—	7,594,090
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	67,861,747	—	1,163,906
First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Affiliated Securities (continued)

Affiliated Securities	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares October 31, 2015	Market Value October 31, 2015	Realized Gain / (Loss)	Dividend Income
Teradata Corporation	8,766,525	3,285,262	—	12,051,787	$338,775,733	$—	$—
Vista Outdoor, Inc.	—	4,424,582	—	4,424,582	197,867,307	—	—
Total					$3,189,743,852	$14,509,339	$68,629,501

*Represents an unaffiliated issuer as of October 31, 2015, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

#Formerly known as Alliant Techsystems, Inc.

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks Consumer Discretionary	5.26%
Consumer Staples	0.65
Energy	3.19
Financials	10.47
Health Care	0.58
Industrials	7.16
Information Technology	10.53
Materials	1.85
Utilities	0.70
Total U.S. Common Stocks	40.39
International Common Stocks Consumer Discretionary	4.89
Consumer Staples	5.63
Energy	1.78
Financials	6.06
Health Care	3.53
Industrials	6.75
Information Technology	1.80
Materials	6.25
Telecommunication Services	1.52
Total International Common Stocks	38.21
Investment Company	0.00	*
Warrant	0.13
Commodity	6.15

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
U.S. Bonds Consumer Discretionary	0.01%
Government Issues	2.09
Total U.S. Bonds	2.10
International Notes and Bonds Financials	0.08
Government Issues	0.94
Materials	0.03
Total International Notes and Bonds	1.05
Commercial Paper International Commercial Paper	2.67
U.S. Commercial Paper	9.32
Total Commercial Paper	11.99
Total Investments	100.02%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	2.59	5.57	6.98
		with sales load	-2.54	4.49	6.43
MSCI EAFE Index			-0.07	4.81	4.05
Consumer Price Index			0.17	1.69	1.79

Asset Allocation* (%)

Countries** (%)

Japan	22.14
France	12.81
United Kingdom	5.91
United States	5.74
Canada	4.94
South Korea	3.94
Germany	3.77
Switzerland	3.06
Mexico	3.02
Hong Kong	3.00
Singapore	2.93
Bermuda	1.84
Sweden	1.29
Thailand	1.16
Italy	1.09
Ireland	1.03
Australia	1.00
Netherlands	0.75
Norway	0.70
Chile	0.68
Belgium	0.62
Austria	0.50
Denmark	0.49
Greece	0.43
Taiwan	0.35
Israel	0.30
Britain	0.26
Russia	0.25
Turkey	0.24
South Africa	0.11

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	5.43
KDDI Corporation (Japanese telecommunications company)	2.30
Secom Company Limited (Japanese security services provider)	2.02
Fanuc Corporation (Japanese automated machine tools manufacturer)	1.98
Grupo Televisa S.A.B. ADR (Mexican media company)	1.95
Danone SA (French food manufacturer)	1.89
HeidelbergCement AG (German cement company)	1.86
Hoya Corporation (Japan technology and health care equipment manufacturer)	1.69
Sompo Japan Nipponkoa Holdings, Inc. (Japanese insurance services)	1.67
Keyence Corporation (Japanese sensors manufacturer)	1.64
Total	22.43

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 75.93%
International Common Stocks — 75.74%
Australia — 0.74%
11,717,071	Newcrest Mining Limited (a)	$210,554,749	$102,855,497
Austria — 0.49%
3,728,515	Wienerberger AG	50,760,451	68,737,551
Belgium — 0.61%
907,727	Groupe Bruxelles Lambert SA	69,227,228	73,775,652
98,473	Sofina SA	8,428,557	11,072,230
		77,655,785	84,847,882
Bermuda — 1.83%
2,998,400	Jardine Matheson Holdings Limited	133,424,811	163,682,656
5,881,403	Hiscox Limited	70,399,116	87,720,967
80,800	Jardine Strategic Holdings Limited	2,179,534	2,437,736
		206,003,461	253,841,359
Canada — 4.75%
6,848,207	Potash Corporation of Saskatchewan, Inc.	238,001,625	138,539,228
7,645,847	Cenovus Energy, Inc.	186,103,811	113,999,579
4,286,209	Canadian Natural Resources Limited	118,374,134	99,386,553
3,306,324	Agnico-Eagle Mines Limited	110,909,233	93,454,982
6,044,482	Goldcorp, Inc.	159,971,703	77,490,259
1,054,193	Franco-Nevada Corporation	44,943,106	53,467,482
4,694,846	Barrick Gold Corporation	50,363,489	36,103,366
1,177,852	Suncor Energy, Inc.	31,009,637	35,049,114
1,100,050	EnCana Corporation	14,298,776	8,393,381
107,038	Imperial Oil Limited	3,312,947	3,561,658
		957,288,461	659,445,602
Chile — 0.68%
3,925,749	Cia Cervecerias Unidas SA, ADR	84,378,900	94,100,204
Denmark — 0.49%
1,927,059	ISS AS	65,007,600	67,821,475
France — 12.54%
3,769,764	Danone SA	255,736,999	262,861,219
5,945,130	Bouygues SA	213,738,152	225,317,145
5,631,246	Carrefour SA	182,584,697	183,728,550
1,732,226	Sanofi	141,847,046	174,959,817

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.74% (continued)
France — 12.54% (continued)
3,413,820	Cie de Saint-Gobain	$147,929,988	$143,328,034
2,883,706	Total SA	138,952,720	139,986,806
2,324,457	Numericable-SFR SAS (a)	77,416,208	105,310,902
1,125,050	Sodexo SA	39,996,849	100,172,973
5,789,901	Rexel SA	88,528,468	79,140,150
493,657	Wendel SA	10,886,846	59,252,086
235,837	Robertet SA (b)(c)	20,591,064	58,869,778
51,500	Robertet SA CI (c)(d)(e)	2,151,628	8,998,823
558,938	Laurent-Perrier (b)(c)	19,851,603	48,427,198
648,834	Legrand SA	22,223,920	35,631,716
442,830	Société Foncière Financière et de Participations (c)	29,139,582	32,407,065
364,373	Gaumont SA (b)(c)	21,698,753	21,316,329
896,416	Legris Industries SA (a)(b)(c)(d)(f)	23,119,325	20,444,333
801,693	Neopost SA	41,407,216	19,950,200
146,562	BioMerieux	11,367,766	17,035,347
11,593,581	FINEL (a)(b)(c)(d)(f)(g)	9,166,547	1,657,355
100,000	Sabeton SA (c)	1,463,143	1,542,809
		1,499,798,520	1,740,338,635
Germany — 3.72%
3,456,842	HeidelbergCement AG	197,282,952	257,653,292
5,014,391	Deutsche Wohnen AG	49,690,888	141,463,636
664,606	Hornbach Holding AG & Company KGaA (c)	15,728,733	51,173,010
2,985,955	Hamburger Hafen und Logistik AG	87,574,308	43,194,526
296,503	Fraport AG	8,930,449	18,813,063
49,846	Daimler AG	1,966,414	4,328,596
		361,173,744	516,626,123
Greece — 0.43%
6,144,609	Jumbo SA	27,916,825	59,460,907
Hong Kong — 2.97%
32,133,403	Hopewell Holdings Limited	91,580,359	116,293,184
7,806,340	Guoco Group Limited (c)	57,283,838	89,640,062
31,132,893	Hang Lung Properties Limited	93,131,849	76,480,567

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.74% (continued)
Hong Kong — 2.97% (continued)
22,068,303	Great Eagle Holdings Limited	$74,604,951	$72,748,580
12,865,800	Hysan Development Company Limited	59,441,979	57,103,130
1,353,233	Hopewell Highway Infrastructure Limited	655,914	621,566
		376,698,890	412,887,089
Ireland — 1.02%
5,148,559	CRH PLC	90,816,794	141,358,235
Israel — 0.30%
7,510,515	Israel Chemicals Limited	75,169,596	41,559,548
Italy — 1.08%
6,781,606	Italcementi S.p.A.	100,399,041	75,319,691
1,385,400	Recordati S.p.A.	9,200,042	34,445,330
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	32,611,167
168,142	Italmobiliare S.p.A.	19,250,153	7,266,468
		179,174,165	149,642,656
Japan — 21.97%
13,071,300	KDDI Corporation	144,928,392	319,118,669
4,170,700	Secom Company Limited	178,984,614	280,546,713
1,537,040	Fanuc Corporation	153,201,753	274,557,862
5,644,530	Hoya Corporation	118,091,185	235,239,425
7,316,700	Sompo Japan Nipponkoa Holdings, Inc.	201,780,857	232,106,800
432,500	Keyence Corporation	75,484,097	227,880,583
857,290	SMC Corporation	116,195,269	222,652,429
13,105,000	Astellas Pharma, Inc.	105,222,853	191,682,481
1,205,470	Shimano, Inc.	14,885,246	191,604,497
5,091,000	MS&AD Insurance Group Holdings, Inc.	102,032,393	151,544,477
5,960,850	Mitsubishi Estate Company Limited	103,274,603	128,780,442
1,001,500	Hirose Electric Company Limited	104,029,428	122,500,539
2,715,380	Daiichikosho Company Limited	33,513,866	90,910,211
1,719,030	Nissin Foods Holdings Company Limited	60,560,886	79,918,441
4,320,430	Kansai Paint Company Limited	32,212,210	66,344,218
508,106	SK Kaken Company Limited (c)	9,470,131	49,686,341
1,299,640	As One Corporation (b)(c)	26,525,156	46,311,859
2,023,800	Chofu Seisakusho Company Limited (b)(c)	33,120,144	42,297,370

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.74% (continued)
Japan — 21.97% (continued)
3,206,911	T. Hasegawa Company Limited (b)(c)	$43,073,853	$42,282,219
1,742,124	Nagaileben Company Limited	16,719,912	29,827,034
2,045,420	Maezawa Kasei Industries Company Limited (b)(c)	31,490,225	17,882,805
96,800	Shin-Etsu Chemical Company Limited	4,437,104	5,803,027
		1,709,234,177	3,049,478,442
Mexico — 2.61%
9,265,626	Grupo Televisa S.A.B., ADR	192,810,662	270,000,342
5,543,609	Fresnillo PLC	96,608,773	62,385,973
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,689	29,761,752
		291,253,124	362,148,067
Netherlands — 0.75%
560,446	HAL Trust	20,803,015	103,691,570
Norway — 0.70%
11,393,841	Orkla ASA	83,103,593	96,884,693
Russia — 0.25%
8,297,382	Gazprom PAO, ADR	55,920,439	34,931,978
Singapore — 1.93%
25,512,113	Haw Par Corporation Limited (b)(c)	76,875,317	152,792,225
32,779,415	ComfortDelGro Corporation Limited	24,022,250	71,132,430
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	44,296,792
		119,425,749	268,221,447
South Africa — 0.11%
6,254,946	Gold Fields Limited, ADR	39,289,942	15,825,013
South Korea — 3.85%
2,131,010	KT&G Corporation	125,359,815	213,091,654
3,195,175	Kia Motors Corporation	151,464,351	156,388,549
35,325	Lotte Confectionery Company Limited	12,445,892	61,630,126
186,884	Nong Shim Company Limited	43,886,371	60,488,747
872,463	Fursys, Inc. (b)(c)	10,110,165	26,555,384
22,950	Namyang Dairy Products Company Limited (c)	4,912,653	16,929,915
		348,179,247	535,084,375

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.74% (continued)
Sweden — 1.28%
3,013,030	Investor AB, Class 'A' (c)	$59,333,861	$109,432,638
1,846,088	Investor AB, Class 'B'	40,783,748	68,583,707
		100,117,609	178,016,345
Switzerland — 3.04%
2,972,836	Nestlé SA	104,479,365	227,372,555
2,413,791	Pargesa Holding SA	129,478,662	153,357,352
134,216	Rieter Holding AG	16,465,078	22,105,686
137,452	Kuehne & Nagel International AG	1,733,811	19,064,868
		252,156,916	421,900,461
Taiwan — 0.34%
12,727,694	Taiwan Secom Company Limited	19,358,306	38,304,425
430,800	Taiwan Semiconductor Manufacturing Company Limited, ADR	8,581,450	9,460,368
		27,939,756	47,764,793
Thailand — 1.15%
22,779,459	Bangkok Bank PCL, NVDR	93,410,526	107,276,569
107,574,685	Thai Beverage PCL	17,893,710	51,833,045
		111,304,236	159,109,614
Turkey — 0.24%
5,893,909	Yazicilar Holding AS	38,350,989	32,851,760
United Kingdom — 5.87%
3,116,891	Berkeley Group Holdings PLC	37,886,190	159,429,798
2,231,174	British American Tobacco PLC	120,382,645	132,750,445
5,994,554	GlaxoSmithKline PLC	117,733,473	129,838,862
2,930,209	Liberty Global PLC, Series 'C' (a)	117,160,118	124,944,112
250,568	Liberty Global PLC, Series 'A' (a)	10,292,280	11,155,287
106,725	Liberty Global PLC LiLAC, Series 'C' (a)	4,250,965	4,125,989
12,528	Liberty Global PLC LiLAC, Series 'A' (a)	431,627	483,831
3,826,139	Diageo PLC	103,252,677	110,800,940
1,690,798	Willis Group Holdings PLC	67,880,562	75,426,499
18,505,054	WM Morrison Supermarkets PLC	80,089,165	48,068,632
2,055,388	Anglo American PLC	51,610,549	17,319,484
		710,970,251	814,343,879
Total International Common Stocks		8,170,446,984	10,513,775,200

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stock — 0.19%
Materials — 0.19%
551,449	Royal Gold, Inc.	$33,723,128	$26,381,320
Total Common Stocks		8,204,170,112	10,540,156,520
International Preferred Stock — 0.05%
South Korea — 0.05%
27,183	Namyang Dairy Products Company Limited (c)	387,444	7,176,951
Investment Company — 0.01%
1,000,011	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,000,011	1,000,011
Right — 0.00%
55,324	Pfleiderer Atlantik Raco RI Rights (a)(c)(d)	16,616	—
Ounces
Commodity — 5.43%
660,208	Gold bullion (a)	530,669,189	753,732,661
Principal
Term Loans — 0.02%
Germany — 0.02%
92 EUR	Atlantik Commitment Fee Facility due 02/01/20 (a)(c)(d)	—	—
568,033 EUR	Atlantik Duration Fee Facility due 02/01/20 (a)(c)(d)	—	—
28,263 EUR	Atlantik FX Repayment Facility due 02/01/20 (a)(c)(d)	—	—
1,880,723 EUR	Atlantik Senior Debt 79.5M 6.00% due 02/01/20 (c)(d)(h)	2,553,647	1,757,917
371,719 EUR	Atlantik Senior Debt Term Facility 1A 6.00% due 02/01/20 (c)(d)(h)	504,720	347,447
364,387 EUR	Atlantik Senior Debt Term Facility 2A 6.00% due 02/01/20 (c)(d)(h)	494,765	340,594

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 0.02% (continued)
Germany — 0.02% (continued)
346,348 EUR	Atlantik Senior Debt Term Facility 3A 6.00% due 02/01/20 (c)(d)(h)	$470,272	$323,732
219,842 EUR	Atlantik Senior Debt Term Facility 4A 6.00% due 02/01/20 (c)(d)(h)	298,502	205,487
1,952,268 EUR	Atlantik Standstill Accrued Interest Facility due 02/01/20 (a)(c)(d)	—	—
4,000,000 EUR	Atlantik Subordinated Debt 79.5M 15.00% due 02/01/20 (c)(d)(h)	5,431,204	—
790,586 EUR	Atlantik Subordinated Debt Term Facility 1A 15.00% due 02/01/20 (c)(d)(h)	1,073,458	—
774,993 EUR	Atlantik Subordinated Debt Term Facility 2A 15.00% due 02/01/20 (c)(d)(h)	1,052,286	—
744,000 EUR	Atlantik Subordinated Debt Term Facility 3A 15.00% due 02/01/20 (c)(d)(h)	1,003,825	—
472,000 EUR	Atlantik Subordinated Debt Term Facility 4A 15.00% due 02/01/20 (c)(d)(h)	637,170	—
Total Term Loans		13,519,849	2,975,177
Notes and Bonds — 2.27%
U.S. Bond — 0.07%
Government Obligation — 0.07%
$10,000,000	U.S. Treasury Note 0.75% due 03/15/17	10,021,671	10,024,540
International Notes and Bonds — 2.20%
International Corporate Notes and Bonds — 0.17%
France — 0.17%
10,000,000 EUR	Emin Leydier SA FRN 8.058% due 07/31/16 (c)(d)(f)(i)	14,240,891	10,996,503
11,504,021 EUR	FINEL 9.50% due 06/30/17 (c)(d)(f)(h)	14,365,843	12,650,401
Total International Corporate Notes and Bonds		28,606,734	23,646,904
International Government Bonds — 2.03%
Australia — 0.25%
45,930,000 AUD	Australia Government Bond 6.00% due 02/15/17 (j)	35,484,298	34,510,352

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Government Bonds — 2.03% (continued)
Britain — 0.26%
23,026,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (j)	$35,791,818	$35,748,893
Canada — 0.16%
27,880,000 CAD	Canadian Government Bond 1.25% due 08/01/17	21,581,155	21,569,900
Mexico — 0.39%
549,660,000 MXN	Mexican Bonos 4.75% due 06/14/18	37,436,775	33,576,087
330,074,000 MXN	Mexican Bonos 5.00% due 12/11/19	24,211,171	19,941,623
		61,647,946	53,517,710
Singapore — 0.97%
88,530,000 SGD	Singapore Government Bond 0.50% due 04/01/18	66,998,278	61,962,785
45,219,000 SGD	Singapore Government Bond 2.375% due 04/01/17	37,274,267	32,807,903
53,521,000 SGD	Singapore Government Bond 3.25% due 09/01/20	41,653,960	40,592,521
		145,926,505	135,363,209
Total International Government Bonds		300,431,722	280,710,064
Total International Notes and Bonds		329,038,456	304,356,968
Total Notes and Bonds		339,060,127	314,381,508
Commercial Paper — 15.51%
International Commercial Paper — 4.42%
Australia — 0.04%
6,127,000 USD	Telstra Corporation Limited 0.24% due 11/18/15	6,126,306	6,126,509
Canada — 0.87%
15,404,000 USD	Suncor Energy, Inc. 0.42% due 11/03/15	15,403,649	15,403,581
9,475,000 USD	Suncor Energy, Inc. 0.47% due 12/21/15	9,468,947	9,470,839
19,638,000 USD	Total Capital Limited 0.19% due 11/04/15	19,637,689	19,637,686
16,061,000 USD	Total Capital Limited 0.20% due 11/12/15	16,060,018	16,060,333

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.42% (continued)
Canada — 0.87% (continued)
5,571,000 USD	Total Capital Limited 0.20% due 01/04/16	$5,569,019	$5,569,029
17,907,000 USD	Total Capital Limited 0.20% due 01/15/16	17,899,539	17,899,033
18,000,000 USD	Total Capital Limited 0.20% due 01/25/16	17,991,500	17,990,387
19,051,000 USD	Total Capital Limited 0.29% due 12/14/15	19,044,401	19,047,071
France — 0.67%
8,411,000 USD	Electricité de France SA 0.18% due 11/16/15	8,410,369	8,410,385
25,051,000 USD	Essilor International 0.18% due 11/10/15	25,049,873	25,049,890
19,120,000 USD	Essilor International 0.19% due 11/03/15	19,119,798	19,119,692
6,672,000 USD	GDF Suez SA 0.25% due 11/10/15	6,671,583	6,671,704
10,397,000 USD	GDF Suez SA 0.27% due 12/16/15	10,393,491	10,394,312
23,035,000 USD	GDF Suez SA 0.29% due 01/05/16	23,022,939	23,025,397
Germany — 0.58%
15,234,000 USD	Henkel Corporation 0.23% due 01/13/16	15,226,895	15,226,542
15,234,000 USD	Henkel Corporation 0.23% due 01/19/16	15,226,311	15,225,671
20,303,000 USD	Henkel Corporation 0.23% due 01/22/16	20,292,363	20,291,299
14,886,000 USD	Siemens Company 0.20% due 12/28/15	14,881,286	14,881,511
14,886,000 USD	Siemens Company 0.20% due 12/30/15	14,881,121	14,881,308
Ireland — 0.05%
7,744,000 USD	Ingersoll-Rand Global Holding Company 0.32% due 11/02/15	7,743,931	7,743,931
Italy — 0.08%
10,652,000 USD	Eni S.p.A. 0.30% due 11/02/15	10,651,911	10,651,756

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.42% (continued)
Japan — 0.20%
27,332,000 USD	Hitachi Limited 0.32% due 11/02/15	$27,331,757	$27,331,757
Switzerland — 0.83%
9,143,000 USD	Nestlé SA 0.17% due 11/04/15	9,142,870	9,142,910
10,500,000 USD	Roche Holdings, Inc. 0.07% due 12/07/15	10,499,265	10,498,271
15,528,000 USD	Roche Holdings, Inc. 0.10% due 11/10/15	15,527,612	15,527,454
14,031,000 USD	Roche Holdings, Inc. 0.12% due 12/08/15	14,029,270	14,028,614
10,016,000 USD	Roche Holdings, Inc. 0.12% due 12/15/15	10,014,531	10,013,875
16,020,000 USD	Roche Holdings, Inc. 0.13% due 11/09/15	16,019,537	16,019,488
40,508,000 USD	Roche Holdings, Inc. 0.13% due 11/10/15	40,506,684	40,506,577
United Kingdom — 1.10%
22,449,000 USD	AstraZeneca PLC 0.12% due 12/02/15	22,446,680	22,445,934
10,434,000 USD	AstraZeneca PLC 0.12% due 12/21/15	10,432,261	10,431,378
15,404,000 USD	AstraZeneca PLC 0.13% due 11/02/15	15,403,944	15,403,852
18,657,000 USD	AstraZeneca PLC 0.13% due 11/05/15	18,656,731	18,656,642
7,797,000 USD	AstraZeneca PLC 0.13% due 11/18/15	7,796,521	7,796,498
24,375,000 USD	AstraZeneca PLC 0.13% due 12/14/15	24,371,215	24,369,973
16,027,000 USD	AstraZeneca PLC 0.14% due 12/08/15	16,024,694	16,024,274
20,876,000 USD	AstraZeneca PLC 0.18% due 11/12/15	20,874,852	20,875,133
16,663,000 USD	AstraZeneca PLC 0.19% due 11/17/15	16,661,593	16,662,000
Total International Commercial Paper		614,512,956	614,512,496

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09%
$7,617,000	Abbott Laboratories 0.13% due 12/16/15	$7,615,762	$7,616,025
9,396,000	Abbott Laboratories 0.14% due 12/01/15	9,394,904	9,395,424
17,463,000	Abbott Laboratories 0.15% due 01/05/16	17,458,270	17,458,872
6,324,000	Abbott Laboratories 0.15% due 01/07/16	6,322,235	6,322,424
8,712,000	Abbott Laboratories 0.18% due 11/02/15	8,711,956	8,711,982
4,808,000	Abbott Laboratories 0.19% due 11/09/15	4,807,797	4,807,944
26,086,000	American Express Company 0.20% due 12/15/15	26,079,623	26,077,134
9,408,000	American Express Company 0.36% due 01/04/16	9,402,146	9,402,860
24,041,000	Apple, Inc. 0.11% due 11/06/15	24,040,633	24,040,462
18,280,000	Apple, Inc. 0.11% due 12/04/15	18,278,157	18,277,299
15,651,000	Apple, Inc. 0.11% due 12/07/15	15,649,278	15,648,423
19,643,000	Apple, Inc. 0.13% due 12/11/15	19,640,163	19,639,310
20,303,000	Apple, Inc. 0.13% due 12/15/15	20,299,774	20,298,694
10,177,000	Apple, Inc. 0.15% due 01/08/16	10,174,116	10,173,082
31,867,000	Apple, Inc. 0.17% due 11/09/15	31,865,796	31,865,982
16,027,000	Caterpillar Financial Services Company 0.10% due 11/05/15	16,026,822	16,026,722
17,617,000	Caterpillar Financial Services Company 0.16% due 12/08/15	17,614,103	17,614,118
13,313,000	Caterpillar Financial Services Company 0.17% due 01/19/16	13,308,033	13,306,710
11,086,000	Celgene Corporation 0.43% due 12/02/15	11,081,991	11,083,165
7,526,000	Celgene Corporation 0.45% due 12/15/15	7,521,953	7,523,105

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09% (continued)
$11,765,000	Celgene Corporation 0.46% due 12/09/15	$11,759,412	$11,761,235
3,939,000	Chevron Corporation 0.10% due 12/11/15	3,938,562	3,938,260
17,855,000	Chevron Corporation 0.11% due 11/23/15	17,853,800	17,853,429
14,660,000	Chevron Corporation 0.14% due 11/10/15	14,659,487	14,659,485
15,528,000	Chevron Corporation 0.14% due 12/22/15	15,524,920	15,523,977
15,852,000	Chevron Corporation 0.18% due 11/09/15	15,851,366	15,851,494
15,933,000	Chevron Corporation 0.19% due 11/06/15	15,932,580	15,932,644
28,877,000	Chevron Corporation 0.20% due 11/13/15	28,875,075	28,875,709
14,250,000	Chevron Corporation 0.22% due 11/16/15	14,248,694	14,249,206
23,955,000	Coca-Cola Company 0.22% due 12/09/15	23,949,437	23,951,939
1,796,000	ConocoPhillips 0.17% due 11/09/15	1,795,932	1,795,964
9,543,000	ConocoPhillips 0.20% due 11/13/15	9,542,364	9,542,692
17,500,000	Diageo Capital PLC 0.38% due 12/10/15	17,492,985	17,494,220
4,704,000	Duke Energy Corporation 0.44% due 12/18/15	4,701,359	4,702,047
16,630,000	DuPont 0.46% due 12/07/15	16,622,516	16,627,367
12,187,000	Emerson Electric Company 0.14% due 12/17/15	12,184,820	12,184,904
19,251,000	Emerson Electric Company 0.20% due 11/12/15	19,249,824	19,250,444
5,217,000	Entergy Corporation 0.82% due 11/17/15	5,215,122	5,215,878
24,794,000	Exxon Mobil Corporation 0.11% due 12/01/15	24,791,727	24,790,738
20,039,000	Exxon Mobil Corporation 0.11% due 12/14/15	20,036,367	20,034,867

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09% (continued)
$17,390,000	Exxon Mobil Corporation 0.11% due 12/16/15	$17,387,609	$17,386,186
19,970,000	Google, Inc. 0.16% due 01/20/16	19,962,900	19,963,086
15,528,000	Google, Inc. 0.18% due 01/07/16	15,522,798	15,524,131
27,632,000	Google, Inc. 0.21% due 11/17/15	27,629,421	27,631,240
9,561,000	Honeywell International, Inc. 0.18% due 12/17/15	9,558,801	9,558,973
6,400,000	Honeywell International, Inc. 0.24% due 12/01/15	6,398,720	6,399,169
16,442,000	Honeywell International, Inc. 0.26% due 12/11/15	16,437,250	16,439,065
23,292,000	International Business Machines Corporation 0.11% due 11/03/15	23,291,858	23,291,930
14,031,000	International Business Machines Corporation 0.18% due 12/29/15	14,026,931	14,028,311
10,177,000	International Business Machines Corporation 0.18% due 12/31/15	10,173,947	10,174,932
10,020,000	John Deere Limited 0.11% due 11/18/15	10,019,479	10,019,355
9,472,000	Johnson & Johnson 0.06% due 11/18/15	9,471,732	9,471,725
14,338,000	Johnson & Johnson 0.13% due 11/02/15	14,337,948	14,337,970
13,715,000	Johnson & Johnson 0.13% due 11/03/15	13,714,901	13,714,959
5,486,000	McDonald's Corporation 0.40% due 11/05/15	5,485,762	5,485,852
6,350,000	McDonald's Corporation 0.44% due 11/12/15	6,349,166	6,349,587
19,059,000	Medtronic, Inc. 0.46% due 11/10/15	19,056,856	19,057,748
14,342,000	Medtronic, Inc. 0.46% due 11/20/15	14,338,594	14,340,118
6,579,000	Medtronic, Inc. 0.51% due 11/02/15	6,578,909	6,578,882

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09% (continued)
$23,955,000	Medtronic, Inc. 0.51% due 11/09/15	$23,952,338	$23,953,569
9,037,000	Microsoft Corporation 0.14% due 11/13/15	9,036,578	9,036,817
17,617,000	Microsoft Corporation 0.14% due 12/09/15	17,614,397	17,615,336
18,781,000	Microsoft Corporation 0.17% due 11/04/15	18,780,734	18,780,922
19,737,000	Microsoft Corporation 0.18% due 11/04/15	19,736,704	19,736,918
8,141,000	Microsoft Corporation 0.18% due 01/13/16	8,138,029	8,138,625
12,706,000	Microsoft Corporation 0.19% due 11/12/15	12,705,262	12,705,771
26,627,000	Microsoft Corporation 0.19% due 01/06/16	26,617,725	26,620,562
6,012,000	Omnicom Group, Inc. 0.46% due 11/17/15	6,010,798	6,011,248
9,561,000	PepsiCo, Inc. 0.14% due 11/13/15	9,560,554	9,560,691
1,580,000	Pfizer, Inc. 0.12% due 11/16/15	1,579,921	1,579,959
19,638,000	Pfizer, Inc. 0.16% due 11/12/15	19,637,040	19,637,645
25,478,000	Pfizer, Inc. 0.18% due 01/07/16	25,469,465	25,471,652
18,781,000	Pfizer, Inc. 0.21% due 12/10/15	18,776,727	18,779,139
15,970,000	Pfizer, Inc. 0.22% due 11/05/15	15,969,610	15,969,915
17,701,000	Pfizer, Inc. 0.25% due 12/03/15	17,697,066	17,699,780
16,027,000	Philip Morris International, Inc. 0.14% due 11/05/15	16,026,751	16,026,613
15,528,000	Philip Morris International, Inc. 0.14% due 11/06/15	15,527,698	15,527,562
13,313,000	Philip Morris International, Inc. 0.14% due 12/03/15	13,311,343	13,310,737
7,124,000	Philip Morris International, Inc. 0.14% due 12/11/15	7,122,892	7,122,413

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09% (continued)
$26,086,000	Philip Morris International, Inc. 0.15% due 12/11/15	$26,081,652	$26,080,187
10,055,000	Philip Morris International, Inc. 0.15% due 12/18/15	10,053,031	10,052,263
29,772,000	Philip Morris International, Inc. 0.16% due 12/04/15	29,767,633	29,766,732
20,039,000	Philip Morris International, Inc. 0.16% due 12/10/15	20,035,527	20,034,664
20,130,000	Philip Morris International, Inc. 0.17% due 12/07/15	20,126,578	20,126,048
5,088,000	Praxair, Inc. 0.12% due 12/09/15	5,087,356	5,086,937
15,298,000	Qualcomm, Inc. 0.16% due 12/02/15	15,295,892	15,295,911
12,919,000	Qualcomm, Inc. 0.18% due 01/13/16	12,914,285	12,913,483
38,202,000	Qualcomm, Inc. 0.20% due 11/19/15	38,198,180	38,199,390
19,051,000	Qualcomm, Inc. 0.23% due 11/18/15	19,048,931	19,049,773
14,031,000	Schlumberger Investments SA 0.13% due 11/16/15	14,030,240	14,030,019
14,886,000	Schlumberger Investments SA 0.16% due 11/25/15	14,884,412	14,884,215
6,312,000	Schlumberger Investments SA 0.17% due 12/15/15	6,310,688	6,310,419
11,745,000	United Healthcare Company 0.36% due 12/03/15	11,741,346	11,742,227
10,177,000	United Healthcare Company 0.38% due 12/23/15	10,171,561	10,172,771
4,437,000	United Healthcare Company 0.38% due 12/24/15	4,434,583	4,435,115
14,095,000	United Technologies Corporation 0.25% due 11/30/15	14,092,161	14,091,650
11,086,000	United Technologies Corporation 0.38% due 11/05/15	11,085,544	11,085,547
8,015,000	United Technologies Corporation 0.39% due 11/17/15	8,013,646	8,013,998
14,052,000	United Technologies Corporation 0.41% due 11/13/15	14,050,126	14,050,661

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.09% (continued)
$35,062,000	Wal-Mart Stores, Inc. 0.14% due 11/16/15	$35,059,955	$35,061,089
29,411,000	Walt Disney Company 0.15% due 11/13/15	29,409,529	29,410,051
16,630,000	Walt Disney Company 0.19% due 01/08/16	16,624,032	16,624,762
Total U.S. Commercial Paper		1,539,051,963	1,539,083,241
Total Commercial Paper		2,153,564,919	2,153,595,737
Total Investments — 99.22% (Cost: $11,242,388,267)			13,773,018,565
Other Assets in Excess of Liabilities — 0.78%			108,073,787
Net Assets — 100.00%			$13,881,092,352

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $872,446,550 or 6.29% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $57,722,592 or 0.42% of net assets.

(e)  Represents non-voting class of shares.

(f)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2015, the value of these securities amounted to $45,748,592 or 0.33% of net assets.

(g)  Held through Financiere Bleue, LLC, wholly owned holding company and disregarded entity for U.S. tax purposes.

(h)  Payment-in-kind security.

(i)  Floating rate security. Rate shown is the rate in effect at October 31, 2015.

(j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2015, aggregate cost for federal income tax purposes was $11,677,890,878. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,356,274,856
Gross unrealized depreciation	(1,261,147,169)
Net unrealized appreciation	$2,095,127,687

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Savings Shares

SA  — Société Anonyme

Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD   — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 8.058% due 07/31/16	07/30/09	$14,240,891	$1.10
FINEL 9.50% due 06/30/17	06/22/05	14,365,843	1.10
FINEL	07/14/09	9,166,547	0.14
Legris Industries SA	04/30/04	23,119,325	22.81

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	20,198,000	British Pound	$31,203,486	$31,134,333	$69,153	$—
12/16/15	12,503,000	British Pound	19,346,179	19,270,810	75,369	—
11/18/15	45,579,000	Euro	50,825,143	50,130,136	695,007	—
12/16/15	37,005,000	Euro	41,762,030	40,720,354	1,041,676	—
01/13/16	37,066,000	Euro	42,357,542	40,813,862	1,543,680	—
11/18/15	7,353,365,000	Japanese Yen	60,992,900	60,944,799	48,101	—
			$246,487,280	$243,014,294	$3,472,986	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	7,353,365,000	Japanese Yen	$61,097,549	$60,944,798	$—	$(152,751)

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Affiliated Securities

Affiliated Securities	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares October 31, 2015	Market Value October 31, 2015	Realized Gain / (Loss)	Dividend Income
As One Corporation	1,299,640	—	—	1,299,640	$46,311,859	$—	$851,797
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	42,297,370	—	477,350
FINEL	11,593,581	—	—	11,593,581	1,657,355	—	—
Fursys, Inc.	872,463	—	—	872,463	26,555,384	—	433,947
Gaumont SA	364,373	—	—	364,373	21,316,329	—	349,637
Haw Par Corporation Limited	25,512,113	—	—	25,512,113	152,792,225	—	3,761,674
Japan Wool Textile Company Limited*	6,095,200	—	6,095,200	—	—	(113,902)	743,195
Laurent-Perrier	558,938	—	—	558,938	48,427,198	—	517,024
Legris Industries SA	896,416	—	—	896,416	20,444,333	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	22,910	2,045,420	17,882,805	(222,780)	465,104
Robertet SA	235,837	—	—	235,837	58,869,778	—	743,750
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	42,282,219	—	725,188
Total					$478,836,855	$(336,682)	$9,068,666

*Represents an unaffiliated issuer as of October 31, 2015, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	10.04%
Consumer Staples	12.20
Energy	3.14
Financials	13.34
Health Care	7.30
Industrials	14.50
Information Technology	2.73
Materials	10.19
Telecommunication Services	2.30
Total International Common Stocks	75.74

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
U.S. Common Stock
Materials	0.19%
Total U.S. Common Stock	0.19
International Preferred Stock
Consumer Staples	0.05
Total International Preferred Stock	0.05
Investment Company	0.01
Right	0.00
Commodity	5.43
Term Loans	0.02
U.S. Bond
Government Issues	0.07
Total U.S. Bond	0.07
International Notes and Bonds
Financials	0.09
Government Issues	2.03
Materials	0.08
Total International Notes and Bonds	2.20
Commercial Paper
International Commercial Paper	4.42
U.S. Commercial Paper	11.09
Total Commercial Paper	15.51
Total Investments	99.22%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

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First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	0.04	8.60	6.91
		with sales charge	-4.96	7.49	6.36
Standard & Poor's 500 Index			5.20	14.33	7.85
Consumer Price Index			0.17	1.69	1.79

Asset Allocation* (%)

Sector/Industry** (%)

Financials	21.67
Information Technology	19.86
Industrials	12.95
Consumer Discretionary	9.83
Commodity	6.85
Energy	6.71
Materials	5.91
Consumer Staples	1.30
Health Care	1.12
Utilities	0.78
Warrant	0.38

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short term investments.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	6.87
Microsoft Corporation (U.S. software developer)	4.49
Comcast Corporation Class 'A' (U.S. cable/satellite television company)	3.88
Oracle Corporation (U.S. software developer)	3.83
Bank of New York Mellon Corporation (U.S. financial services company)	2.98
Omnicom Group, Inc. (U.S. advertising & marketing services provider)	2.88
American Express Company (U.S. financial services)	2.57
3M Company (U.S. industrial conglomerate)	2.39
Intel Corporation (U.S. computer components and related products manufacturer)	2.25
Cintas Corporation (U.S. uniform manufacturer)	2.21
Total	34.35

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 80.04%
U.S. Common Stocks — 75.51%
Consumer Discretionary — 9.83%
1,549,085	Comcast Corporation, Class 'A'	$25,058,790	$97,143,120
960,449	Omnicom Group, Inc.	38,491,065	71,956,839
275,583	McDonald's Corporation	26,879,878	30,934,192
586,728	Vista Outdoor, Inc. (a)	8,255,059	26,238,476
385,190	H&R Block, Inc.	6,490,237	14,352,180
89,838	Bed Bath & Beyond, Inc. (a)	5,477,483	5,357,040
		110,652,512	245,981,847
Consumer Staples — 1.30%
311,865	Colgate-Palmolive Company	11,974,756	20,692,243
185,769	Wal-Mart Stores, Inc.	8,309,036	10,633,417
77,388	Limoneira Company	1,488,691	1,227,374
		21,772,483	32,553,034
Energy — 5.67%
1,301,390	National Oilwell Varco, Inc.	81,314,071	48,984,320
488,518	ConocoPhillips	18,104,755	26,062,435
724,923	FMC Technologies, Inc. (a)	27,767,287	24,524,145
572,154	Devon Energy Corporation	31,926,224	23,990,417
874,689	San Juan Basin Royalty Trust	14,844,140	6,691,371
67,621	Phillips 66	5,323,190	6,021,650
96,554	SEACOR Holdings, Inc. (a)	6,036,566	5,640,685
		185,316,233	141,915,023
Financials — 20.91%
1,787,562	Bank of New York Mellon Corporation	40,199,980	74,451,957
879,403	American Express Company	40,907,769	64,425,064
248	Berkshire Hathaway, Inc., Class 'A' (a)	22,450,867	50,739,808
99,187	Alleghany Corporation (a)	28,501,886	49,223,533
975,748	BB&T Corporation	23,633,793	36,249,038
583,252	Cincinnati Financial Corporation	14,506,409	35,129,268
777,279	U.S. Bancorp	18,936,188	32,785,628
784,254	Plum Creek Timber Company, Inc., REIT	28,008,687	31,950,508
1,006,412	Weyerhaeuser Company, REIT	16,276,267	29,518,064
483,225	WR Berkley Corporation	12,965,296	26,978,452

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 75.51% (continued)
Financials — 20.91% (continued)
382,121	American International Group, Inc.	$20,057,506	$24,096,550
266,097	Visa, Inc., Class 'A'	4,796,082	20,643,805
198,467	Mastercard, Inc., Class 'A'	4,209,708	19,646,248
514,870	Brown & Brown, Inc.	16,032,584	16,614,855
347,949	Synchrony Financial (a)	10,721,003	10,702,911
		302,204,025	523,155,689
Health Care — 1.12%
126,423	Anthem, Inc.	4,692,373	17,591,760
91,986	Johnson & Johnson	5,300,562	9,293,346
14,300	Varian Medical Systems, Inc. (a)	1,048,352	1,122,979
		11,041,287	28,008,085
Industrials — 12.99%
380,896	3M Company	25,917,103	59,880,660
594,954	Cintas Corporation	14,223,270	55,384,268
252,095	Northrop Grumman Corporation	14,066,672	47,330,836
153,076	Lockheed Martin Corporation	10,687,177	33,650,697
607,856	Flowserve Corporation	30,585,578	28,180,204
318,713	Orbital ATK, Inc.	8,244,264	27,288,207
285,657	Deere & Company	23,341,326	22,281,246
486,109	Timken Company	19,040,145	15,361,044
69,336	WW Grainger, Inc.	15,811,760	14,560,560
795,854	NOW, Inc. (a)	23,298,601	13,139,550
86,733	Union Pacific Corporation	7,384,216	7,749,594
		192,600,112	324,806,866
Information Technology — 19.91%
2,133,029	Microsoft Corporation	52,227,759	112,282,647
2,466,511	Oracle Corporation	71,889,899	95,799,287
1,663,846	Intel Corporation	30,462,401	56,337,826
1,389,490	Teradata Corporation (a)	56,020,516	39,058,564
792,649	Linear Technology Corporation	19,557,212	35,209,469
44,496	Alphabet, Inc., Class 'A' (a)	18,045,061	32,810,905
23,076	Alphabet, Inc., Class 'C' (a)	5,750,037	16,402,652
632,923	Xilinx, Inc.	25,607,230	30,139,793

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 75.51% (continued)
Information Technology — 19.91% (continued)
1,191,749	Comtech Telecommunications Corporation (b)	$39,015,758	$28,792,656
341,555	Altera Corporation	11,690,166	17,948,715
173,157	Automatic Data Processing, Inc.	5,414,400	15,062,927
196,209	Texas Instruments, Inc.	9,237,316	11,128,974
174,115	CommVault Systems, Inc. (a)	8,326,654	7,055,140
		353,244,409	498,029,555
Materials — 3.00%
382,336	Scotts Miracle-Gro Company, Class 'A'	16,171,355	25,295,350
166,215	Vulcan Materials Company	6,289,130	16,053,045
93,615	Martin Marietta Materials, Inc.	7,364,126	14,524,367
80,128	Praxair, Inc.	8,305,488	8,901,419
121,921	Royal Gold, Inc.	7,844,609	5,832,701
71,605	Deltic Timber Corporation	3,285,941	4,436,646
		49,260,649	75,043,528
Utilities — 0.78%
174,772	IDACorp, Inc.	5,363,184	11,683,508
215,508	UGI Corporation	7,290,500	7,902,678
		12,653,684	19,586,186
Total U.S. Common Stocks		1,238,745,394	1,889,079,813
International Common Stocks — 4.53%
Australia — 0.54%
1,549,613	Newcrest Mining Limited (a)	23,225,035	13,602,906
Canada — 3.16%
1,189,170	Potash Corporation of Saskatchewan, Inc.	43,376,968	24,056,909
740,028	Canadian Natural Resources Limited	20,936,450	17,159,413
516,252	Agnico-Eagle Mines Limited	20,142,663	14,592,134
931,089	Goldcorp, Inc.	25,194,103	11,936,561
167,144	Franco-Nevada Corporation	7,152,133	8,477,356
83,896	Suncor Energy, Inc.	2,209,977	2,496,477
8,508	Imperial Oil Limited	263,337	283,101
		119,275,631	79,001,951
First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 4.53% (continued)
South Africa — 0.01%
165,524	Gold Fields Limited, ADR	$1,723,423	$418,776
United Kingdom — 0.82%
458,334	Willis Group Holdings PLC	12,271,539	20,446,280
Total International Common Stocks		156,495,628	113,469,913
Total Common Stocks		1,395,241,022	2,002,549,726
Investment Company — 0.04%
975,027	State Street Institutional U.S. Government Money Market Fund, Premier Class	975,027	975,027
Warrant — 0.38%
United States — 0.38%
424,833	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	4,564,328	9,499,266
Ounces
Commodity — 6.87%
150,494	Gold bullion (a)	179,841,016	171,813,118
Principal
Bonds — 0.28%
U.S. Corporate Bonds — 0.28%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (c)	528,234	590,684
6,542,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (d)	6,550,518	6,443,870
Total U.S. Corporate Bonds		7,078,752	7,034,554
U.S. Treasury Bills — 4.00%
40,000,000	U.S. Treasury Bill 0.01% due 02/04/16	39,999,472	39,990,280
30,000,000	U.S. Treasury Bill 0.02% due 11/19/15	29,999,775	30,000,060
30,000,000	U.S. Treasury Bill 0.10% due 11/12/15	29,999,129	29,999,940
Total U.S. Treasury Bills		99,998,376	99,990,280

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Commercial Paper — 8.63%
International Commercial Paper — 3.19%
Canada — 0.44%
6,394,000 USD	Total Capital Limited 0.20% due 01/04/16	$6,391,726	$6,391,738
4,729,000 USD	Total Capital Limited 0.20% due 01/15/16	4,727,030	4,726,896
Germany — 0.27%
3,402,000 USD	Henkel Corporation 0.23% due 01/13/16	3,400,413	3,400,334
3,402,000 USD	Henkel Corporation 0.23% due 01/19/16	3,400,283	3,400,140
Ireland — 0.31%
7,643,000 USD	Ingersoll-Rand Global Holding Company 0.32% due 11/02/15	7,642,932	7,642,825
Italy — 0.42%
10,513,000 USD	Eni S.p.A. 0.30% due 11/02/15	10,512,913	10,512,759
Japan — 1.08%
26,974,000 USD	Hitachi Limited 0.32% due 11/02/15	26,973,760	26,973,438
United Kingdom — 0.67%
5,443,000 USD	AstraZeneca PLC 0.13% due 12/14/15	5,442,155	5,441,877
9,581,000 USD	AstraZeneca PLC 0.15% due 12/03/15	9,579,723	9,579,643
1,845,000 USD	AstraZeneca PLC 0.19% due 11/17/15	1,844,844	1,844,889
Total International Commercial Paper		79,915,779	79,914,539
U.S. Commercial Paper — 5.44%
$1,701,000	Abbott Laboratories 0.13% due 12/16/15	1,700,724	1,700,782
2,109,000	Abbott Laboratories 0.15% due 01/05/16	2,108,429	2,108,502
1,670,000	Abbott Laboratories 0.15% due 01/07/16	1,669,534	1,669,584
4,083,000	Apple, Inc. 0.11% due 12/04/15	4,082,588	4,082,397
6,491,000	Apple, Inc. 0.12% due 11/06/15	6,490,892	6,490,855

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 5.44% (continued)
$3,516,000	Caterpillar Financial Services Company 0.17% due 01/19/16	$3,514,688	$3,514,339
1,845,000	Chevron Corporation 0.14% due 11/10/15	1,844,935	1,844,935
2,722,000	Emerson Electric Company 0.14% due 12/17/15	2,721,513	2,721,532
23,002,000	Exxon Mobil Corporation 0.11% due 12/14/15	22,998,978	22,997,256
5,274,000	Google, Inc. 0.16% due 01/20/16	5,272,125	5,272,174
11,501,000	John Deere Limited 0.11% due 11/18/15	11,500,403	11,500,259
7,032,000	Microsoft Corporation 0.19% due 01/06/16	7,029,551	7,030,300
6,900,000	Omnicom Group, Inc. 0.46% due 11/17/15	6,898,620	6,899,137
6,491,000	Philip Morris International, Inc. 0.14% due 11/06/15	6,490,874	6,490,817
6,491,000	Philip Morris International, Inc. 0.14% due 11/17/15	6,490,596	6,490,513
3,516,000	Philip Morris International, Inc. 0.14% due 12/03/15	3,515,562	3,515,402
2,245,000	Philip Morris International, Inc. 0.15% due 12/18/15	2,244,560	2,244,389
23,002,000	Philip Morris International, Inc.	22,998,013	22,997,023
	0.16% due 12/10/15
7,246,000	Schlumberger Investments SA	7,244,494	7,244,185
	0.17% due 12/15/15
9,201,000	United Technologies Corporation 0.39% due 11/17/15	9,199,446	9,199,850
Total U.S. Commercial Paper		136,016,525	136,014,231
Total Commercial Paper		215,932,304	215,928,770
Total Investments — 100.24% (Cost: $1,903,630,825)			2,507,790,741
Liabilities in Excess of Other Assets — (0.24)%			(6,064,403)
Net Assets — 100.00%			$2,501,726,338

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $590,684 or 0.02% of net assets.

(d)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At October 31, 2015, aggregate cost for federal income tax purposes was $1,900,371,389. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$771,681,284
Gross unrealized depreciation	(164,261,932)
Net unrealized appreciation	$607,419,352

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

SA  — Société Anonyme

Currency

USD  — United States Dollar

Affiliated Securities

Affiliated Securities	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares October 31, 2015	Market Value October 31, 2015	Realized Gain / (Loss)	Dividend Income
Comtech Telecommunications Corporation	1,191,749	—	—	1,191,749	$28,792,656	$—	$1,430,099
Rofin-Sinar Technologies, Inc.*	1,667,965	—	1,667,965	—	—	6,322,605	—
Total					$28,792,656	$6,322,605	$1,430,099

*Represents an unaffiliated issuer as of October 31, 2015, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks
Consumer Discretionary	9.83%
Consumer Staples	1.30
Energy	5.67
Financials	20.91
Health Care	1.12
Industrials	12.99
Information Technology	19.91
Materials	3.00
Utilities	0.78
Total U.S. Common Stocks	75.51
International Common Stocks
Energy	0.80
Financials	0.82
Materials	2.91
Total International Common Stocks	4.53
Investment Company	0.04
Warrant	0.38
Commodity	6.87
U.S. Corporate Bonds
Consumer Discretionary	0.02
Energy	0.26
Total U.S. Corporate Bonds	0.28
U.S. Treasury Bills	4.00
Commercial Paper
International Commercial Paper	3.19
U.S. Commercial Paper	5.44
Total Commercial Paper	8.63
Total Investments	100.24%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund's investment objective is to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	-8.10	-16.35	0.91
		with sales load	-12.71	-17.21	0.40
FTSE Gold Mines Index			-11.34	-24.16	-6.24
MSCI World Index			1.77	9.15	5.79
Consumer Price Index			0.17	1.69	1.79

Asset Allocation* (%)

Countries** (%)

Canada	36.84
United States	34.34
Mexico	8.34
Africa	6.09
Australia	4.94
South Africa	3.85

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets and is not available for purchase. One cannot invest directly in an index. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (United States)	17.08
Franco-Nevada Corporation (Canada)	6.15
Fresnillo PLC (Mexico)	6.08
Randgold Resources Limited ADR (Africa)	6.07
Goldcorp, Inc. (Canada)	4.97
Agnico-Eagle Mines Limited (Canada)	4.91
Newcrest Mining Limited (Australia)	4.87
Royal Gold, Inc. (United States)	4.67
Silver Bullion** (United States)	4.43
Tahoe Resources, Inc. (United States)	4.27
Total	63.50

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 69.84%
International Common Stocks — 57.08%
Africa — 6.07%
767,177	Randgold Resources Limited, ADR	$12,710,592	$51,301,126
Australia — 4.93%
4,688,004	Newcrest Mining Limited (a)	113,771,023	41,152,518
6,800,000	St. Augustine Gold and Copper Limited (a)(b)(c)	6,754,606	520,037
		120,525,629	41,672,555
Canada — 33.91%
1,024,861	Franco-Nevada Corporation	19,185,824	51,979,796
3,272,945	Goldcorp, Inc.	97,198,480	41,959,155
1,467,663	Agnico-Eagle Mines Limited	49,252,606	41,484,265
4,399,974	Barrick Gold Corporation	97,870,558	33,835,800
6,443,257	Eldorado Gold Corporation	64,771,164	22,518,878
7,607,331	New Gold, Inc. (a)	18,265,788	18,849,612
1,399,893	Osisko Gold Royalties Limited	18,208,152	14,538,503
7,904,996	IAMGOLD Corporation (a)	20,994,354	14,267,200
911,221	Detour Gold Corporation (a)	11,396,617	10,132,421
1,354,200	MAG Silver Corporation (a)	8,710,907	9,703,926
4,801,889	Kinross Gold Corporation (a)	37,650,637	9,651,797
7,700,300	B2Gold Corporation (a)	10,477,836	8,303,321
5,093,970	Dundee Precious Metals, Inc. (a)	9,291,866	6,739,499
1,071,100	Primero Mining Corporation (a)	6,046,087	2,465,594
		469,320,876	286,429,767
Mexico — 8.33%
4,563,583	Fresnillo PLC	21,380,686	51,357,079
1,434,150	Industrias Peñoles S.A.B. de C.V.	4,579,993	18,998,072
		25,960,679	70,355,151
South Africa — 3.84%
2,019,555	AngloGold Ashanti Limited, ADR (a)	45,864,060	17,045,044
6,095,637	Gold Fields Limited, ADR	31,651,728	15,421,962
		77,515,788	32,467,006
Total International Common Stocks		706,033,564	482,225,605

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 12.76%
Materials — 12.76%
824,171	Royal Gold, Inc.	$13,835,247	$39,428,341
4,317,336	Tahoe Resources, Inc. (b)	49,941,700	36,054,840
1,658,306	Newmont Mining Corporation	57,686,306	32,270,635
Total U.S. Common Stocks		121,463,253	107,753,816
Total Common Stocks		827,496,817	589,979,421
Investment Company — 0.12%
985,023	State Street Institutional U.S. Government Money Market Fund, Premier Class	985,023	985,023
Ounces
Commodities — 21.51%
126,395	Gold bullion (a)	68,271,356	144,300,473
2,410,530	Silver bullion (a)	45,269,153	37,436,728
Total Commodities		113,540,509	181,737,201
Principal
International Convertible Bond — 2.86%
Canada — 2.86%
25,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (c)(d)(e)	25,000,000	24,140,625
International Commercial Paper — 5.46%
Ireland — 0.92%
7,816,000 USD	Ingersoll-Rand Global Holding Company 0.32% due 11/02/15	7,815,931	7,815,821
Italy — 1.27%
10,751,000 USD	Eni S.p.A. 0.30% due 11/02/15	10,750,910	10,750,754
Japan — 3.27%
27,586,000 USD	Hitachi Limited 0.32% due 11/02/15	27,585,755	27,585,425
Total International Commercial Paper		46,152,596	46,152,000
Total Investments — 99.79% (Cost: $1,013,174,945)			842,994,270
Other Assets in Excess of Liabilities — 0.21%			1,776,411
Net Assets — 100.00%			$844,770,681

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2015

(a)  Non-income producing security/commodity.

(b)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

(c)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $24,660,662 or 2.92% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $24,140,625 or 2.86% of net assets.

(e)  This security is convertible until November 30, 2017.

At October 31, 2015, aggregate cost for federal income tax purposes was $1,081,328,676. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$218,978,032
Gross unrealized depreciation	(457,312,438)
Net unrealized depreciation	$(238,334,406)

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

Currency

USD  — United States Dollar

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Materials	57.08%
Total International Common Stocks	57.08
U.S. Common Stocks Materials	12.76
Total U.S. Common Stocks	12.76
Investment Company	0.12
Commodities	21.51
International Convertible Bond Materials	2.86
Total International Convertible Bond	2.86
International Commercial Paper	5.46
Total Investments	99.79%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

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First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One-Year	Since Inception (05/01/12)
First Eagle Global Income Builder	Class A	without sales load	-1.39	5.82
		with sales load	-6.31	4.27
MSCI World Index			1.77	10.33
Barclays U.S. Aggregate Bond Index			1.96	2.23

Asset Allocation* (%)

Countries** (%)

United States	44.13
France	8.94
Canada	6.12
United Kingdom	4.49
Hong Kong	4.21
Japan	3.26
Singapore	2.96
Bermuda	2.60
Netherlands	2.08
Switzerland	2.05
Sweden	1.49
Australia	1.48
Germany	1.45
Israel	1.03
Austria	0.96
South Korea	0.75
Norway	0.72
Chile	0.70
Mexico	0.69
Belgium	0.65
Denmark	0.63
Italy	0.59
Ireland	0.53
Thailand	0.43
New Zealand	0.25
Russia	0.23
Brazil	0.13
Romania	0.12

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs, ABS, and CMBS). The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings* (%)

Microsoft Corporation (U.S. software developer)	1.95
Nestlé SA (Swiss food and nutrition company)	1.65
Mandarin Oriental International Limited (Hong Kong hotels & resorts operator)	1.51
Bouygues SA (French holding company)	1.47
ACCO Brands Corporation (U.S. office supplies manufacturer)	1.45
Bi-Lo LLC (U.S. supermarket chain)	1.43
GlaxoSmithKline PLC (U.K. pharmaceutical company)	1.39
Plum Creek Timber Company, Inc. REIT (U.S. timberland company)	1.25
Jardine Matheson Holdings Limited (Hong Kong holding company)	1.22
Sanofi (French pharmaceutical company)	1.22
Total	14.54

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 54.92%
International Common Stocks — 39.03%
Austria — 0.95%
101,466	Mayr Melnhof Karton AG	$11,374,727	$11,988,961
Belgium — 0.65%
100,327	Groupe Bruxelles Lambert SA	8,638,231	8,154,092
Bermuda — 1.85%
282,400	Jardine Matheson Holdings Limited	15,718,657	15,416,216
537,434	Hiscox Limited	6,659,513	8,015,814
		22,378,170	23,432,030
Brazil — 0.13%
4,245,517	Brasil Brokers Participacoes SA	5,221,651	1,651,288
Canada — 3.28%
703,505	Goldcorp, Inc.	16,611,038	9,018,934
1,152,176	TransAlta Renewables, Inc.	12,028,927	8,899,493
348,482	Potash Corporation of Saskatchewan, Inc.	11,814,061	7,049,791
244,376	Agnico-Eagle Mines Limited	6,687,561	6,907,416
315,020	Cenovus Energy, Inc.	8,750,879	4,696,948
63,658	Franco-Nevada Corporation	2,551,899	3,228,662
53,889	Suncor Energy, Inc.	1,418,507	1,603,565
		59,862,872	41,404,809
Chile — 0.69%
348,313	Cia Cervecerias Unidas SA, ADR	7,428,883	8,349,063
200,388	Quinenco SA	413,623	396,980
		7,842,506	8,746,043
Denmark — 0.62%
223,520	ISS AS	7,458,533	7,866,628
France — 7.31%
489,378	Bouygues SA	15,371,767	18,547,156
152,429	Sanofi	14,870,336	15,395,768
219,363	Danone SA	14,766,930	15,295,925
212,226	Total SA	11,897,563	10,302,312
269,264	Carrefour SA	8,593,170	8,785,176
205,882	Cie de Saint-Gobain	10,141,898	8,643,884
466,726	Rexel SA	7,289,442	6,379,516
39,029	Thermador Groupe	3,288,696	3,648,051

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 39.03% (continued)
France — 7.31% (continued)
115,658	Neopost SA	$7,812,283	$2,878,159
43,918	Legrand SA	2,160,460	2,411,824
		96,192,545	92,287,771
Germany — 1.43%
177,786	HeidelbergCement AG	13,489,588	13,251,155
197,473	Hamburger Hafen und Logistik AG	4,717,771	2,856,625
120,109	SMT Scharf AG (a)	3,295,904	1,491,159
6,008	Daimler AG	467,459	521,731
		21,970,722	18,120,670
Hong Kong — 4.17%
12,444,300	Mandarin Oriental International Limited	21,316,199	19,039,779
3,395,820	Hopewell Holdings Limited	11,786,990	12,289,726
2,787,554	Hang Lung Properties Limited	8,331,080	6,847,861
1,927,924	Great Eagle Holdings Limited	6,646,852	6,355,438
1,251,000	Hysan Development Company Limited	5,783,535	5,552,396
3,954,292	Hopewell Highway Infrastructure Limited	1,911,216	1,816,282
67,700	Guoco Group Limited (b)	589,955	777,398
		56,365,827	52,678,880
Ireland — 0.53%
243,068	CRH PLC	5,972,506	6,673,647
Israel — 0.14%
318,065	Israel Chemicals Limited	3,160,135	1,760,018
Italy — 0.59%
213,593	Eni S.p.A	4,141,174	3,490,281
261,853	Italcementi S.p.A.	968,200	2,908,262
41,871	Recordati S.p.A.	355,865	1,041,043
		5,465,239	7,439,586
Japan — 3.23%
317,300	Hoya Corporation	8,801,510	13,223,682
463,800	KDDI Corporation	9,272,975	11,323,070
632,400	Astellas Pharma, Inc.	6,795,462	9,249,905
193,500	Sompo Japan Nipponkoa Holdings, Inc.	4,528,326	6,138,377
22,200	FamilyMart Company Limited	871,337	913,425
		30,269,610	40,848,459

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 39.03% (continued)
Mexico — 0.24%
270,387	Fresnillo PLC	$4,330,289	$3,042,847
Netherlands — 1.67%
346,853	Sligro Food Group NV	12,977,618	12,758,399
45,303	HAL Trust	5,857,372	8,381,787
		18,834,990	21,140,186
New Zealand — 0.25%
1,038,935	SKY Network Television Limited	4,011,307	3,193,957
Norway — 0.71%
1,056,341	Orkla ASA	8,431,052	8,982,333
Romania — 0.12%
200,000	Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR (b)(c)(d)	1,850,000	1,490,000
Russia — 0.23%
687,492	Gazprom PAO, ADR	5,077,143	2,894,341
Singapore — 2.15%
20,609,398	Asian Pay Television Trust	13,390,591	11,622,118
10,198,000	Frasers Commercial Trust, REIT	10,328,976	9,973,060
7,140,700	Overseas Education Limited	4,719,455	3,287,709
828,000	Singapore Airport Terminal Services Limited	1,962,072	2,240,074
		30,401,094	27,122,961
South Korea — 0.75%
94,298	KT&G Corporation	7,377,513	9,429,386
Sweden — 0.61%
210,953	Investor AB, Class 'A' (b)	6,088,519	7,661,770
Switzerland — 2.04%
272,163	Nestlé SA	19,265,898	20,815,947
12,214	APG SGA SA	3,645,125	4,921,064
		22,911,023	25,737,011
Thailand — 0.42%
952,800	Bangkok Bank PCL, NVDR	5,265,666	4,487,074
1,762,000	Thai Beverage PCL	512,015	848,990
		5,777,681	5,336,064

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 39.03% (continued)
United Kingdom — 4.27%
812,871	GlaxoSmithKline PLC	$19,711,937	$17,606,355
228,239	British American Tobacco PLC	12,684,188	13,579,769
1,230,305	Mitie Group PLC	5,426,874	6,095,792
203,891	Diageo PLC	5,467,516	5,904,468
2,208,461	WM Morrison Supermarkets PLC	8,738,740	5,736,687
782,467	esure Group PLC	2,527,920	3,196,564
42,231	Willis Group Holdings PLC	1,787,784	1,883,925
		56,344,959	54,003,560
Total International Common Stocks		513,608,844	493,087,298
U.S. Common Stocks — 15.89%
Consumer Discretionary — 1.61%
94,284	McDonald's Corporation	8,882,755	10,583,379
80,827	Omnicom Group, Inc.	6,020,943	6,055,559
100,083	H&R Block, Inc.	2,262,066	3,729,092
		17,165,764	20,368,030
Consumer Staples — 0.71%
93,798	Wal-Mart Stores, Inc.	7,054,864	5,368,998
55,190	Colgate-Palmolive Company	3,193,019	3,661,856
		10,247,883	9,030,854
Energy — 1.55%
185,742	ConocoPhillips	11,959,902	9,909,336
123,905	National Oilwell Varco, Inc.	8,080,734	4,663,784
356,080	San Juan Basin Royalty Trust	6,002,453	2,724,012
25,373	Phillips 66	1,996,685	2,259,466
		28,039,774	19,556,598
Financials — 2.50%
389,048	Plum Creek Timber Company, Inc., REIT	16,764,664	15,849,815
246,276	Weyerhaeuser Company, REIT	6,990,116	7,223,275
141,299	BB&T Corporation	5,038,849	5,249,258
54,038	Cincinnati Financial Corporation	2,380,622	3,254,709
		31,174,251	31,577,057
Industrials — 3.00%
52,450	3M Company	6,644,905	8,245,664
95,254	Deere & Company	7,677,276	7,429,812

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 15.89% (continued)
Industrials — 3.00% (continued)
31,460	Lockheed Martin Corporation	$4,078,453	$6,915,852
31,003	Northrop Grumman Corporation	3,566,106	5,820,813
20,399	WW Grainger, Inc.	4,596,524	4,283,790
111,023	Timken Company	4,164,578	3,508,327
18,848	Union Pacific Corporation	1,604,636	1,684,069
		32,332,478	37,888,327
Information Technology — 5.92%
468,562	Microsoft Corporation	16,163,778	24,665,104
290,194	Xilinx, Inc.	12,012,247	13,819,038
410,673	Comtech Telecommunications Corporation	13,924,189	9,921,860
203,346	Intel Corporation	4,829,571	6,885,295
174,209	Oracle Corporation	7,534,747	6,766,277
127,742	Linear Technology Corporation	4,746,932	5,674,300
67,265	Texas Instruments, Inc.	3,166,767	3,815,271
37,881	Automatic Data Processing, Inc.	2,180,639	3,295,268
		64,558,870	74,842,413
Materials — 0.42%
26,021	Praxair, Inc.	2,699,321	2,890,673
49,320	Royal Gold, Inc.	3,017,090	2,359,469
		5,716,411	5,250,142
Utilities — 0.18%
61,777	UGI Corporation	2,089,788	2,265,363
Total U.S. Common Stocks		191,325,219	200,778,784
Total Common Stocks		704,934,063	693,866,082
U.S. Preferred Stocks — 0.14%
Financials — 0.14%
67,936	MetLife, Inc., Series 'A'	1,637,203	1,658,997
4,712	General American Investors Company, Inc., Series B	122,920	124,868
Total U.S. Preferred Stocks		1,760,123	1,783,865
Investment Company — 0.13%
1,690,000	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,690,000	1,690,000

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Ounces	Description	Cost (Note 1)	Value (Note 1)
Commodity — 1.18%
13,042	Gold bullion (a)	$16,990,468	$14,889,868
Principal
Bonds — 30.53%
U.S. Corporate Bonds — 20.44%
$17,100,000	ACCO Brands Corporation 6.75% due 04/30/20	17,589,604	18,297,000
7,668,000	Aerojet Rocketdyne Holdings, Inc. 7.125% due 03/15/21	7,974,922	8,099,325
1,881,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	1,924,016	1,977,401
4,392,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	4,473,709	4,688,460
2,722,000	Basic Energy Services, Inc. 7.75% due 02/15/19	2,031,055	1,109,215
17,487,000	LLC Bi-Lo 9.25% due 02/15/19 (c)	17,523,429	18,055,327
3,400,000	CCO Holdings LLC 7.375% due 06/01/20	3,534,287	3,536,000
6,624,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	6,721,169	6,598,498
10,027,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (c)	9,981,307	9,876,595
7,422,000	Cloud Peak Energy Resources LLC 6.375% due 03/15/24	6,752,826	3,562,560
6,988,000	Cloud Peak Energy Resources LLC 8.50% due 12/15/19	6,276,509	4,157,860
2,727,000	Crestwood Midstream Partners L.P. 6.00% due 12/15/20	2,708,817	2,427,030
7,634,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22	7,753,806	6,603,410
2,190,000	DCP Midstream LLC 4.75% due 09/30/21 (c)	2,082,354	1,949,074
5,539,000	DCP Midstream LLC 5.35% due 03/15/20 (c)	5,442,885	5,167,970
2,040,000	Dollar Tree, Inc. 5.75% due 03/01/23 (c)	2,136,714	2,159,850
5,248,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (c)	5,291,756	3,604,746

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 20.44% (continued)
$7,847,000	EP Energy LLC 9.375% due 05/01/20	$8,404,987	$6,866,125
1,000,000	Frontier Communications Corporation 6.25% due 09/15/21	1,000,000	898,000
6,911,000	Frontier Communications Corporation 8.50% due 04/15/20	7,575,922	7,135,608
5,645,000	Frontier Communications Corporation 8.875% due 09/15/20 (c)	5,704,880	5,874,300
2,044,000	Frontier Communications Corporation 10.50% due 09/15/22 (c)	2,066,746	2,125,760
10,972,000	GameStop Corporation 5.50% due 10/01/19 (c)	11,013,211	11,470,326
7,933,000	Harland Clarke Holdings Corporation 6.875% due 03/01/20 (c)	8,031,888	7,199,197
2,626,000	Huntington Ingalls Industries, Inc. 5.00% due 12/15/21 (c)	2,645,951	2,740,888
10,530,000	KLX , Inc. 5.875% due 12/01/22 (c)	10,478,028	10,799,831
8,096,000	Landry's, Inc. 9.375% due 05/01/20 (c)	8,531,858	8,723,440
5,000,000	Outerwall, Inc. 5.875% due 06/15/21	5,000,000	4,637,500
6,475,000	Outerwall, Inc. 6.00% due 03/15/19	6,526,360	6,475,000
7,165,000	Parker Drilling Company 6.75% due 07/15/22	6,136,012	5,552,875
6,200,000	PHH Corporation 6.375% due 08/15/21	6,262,985	5,688,500
1,850,000	PHH Corporation 7.375% due 09/01/19	1,891,159	1,882,375
1,899,000	Plantronics, Inc. 5.50% due 05/31/23 (c)	1,904,954	1,936,980
3,500,000	Post Holdings, Inc. 6.75% due 12/01/21 (c)	3,596,092	3,631,250
8,563,000	Post Holdings, Inc. 7.375% due 02/15/22	8,898,378	9,054,088
1,009,000	Quintiles Transnational Corporation 4.875% due 05/15/23 (c)	1,009,000	1,042,418
2,661,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (c)	2,635,932	2,674,305

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 20.44% (continued)
$2,258,000	Roundy's Supermarkets, Inc. 10.25% due 12/15/20 (c)	$2,243,655	$1,270,125
1,520,000	Spectrum Brands, Inc. 5.75% due 07/15/25 (c)	1,520,000	1,628,300
99,600	Sprint Communications, Inc. 6.00% due 11/15/22	97,833	85,356
14,236,000	Sprint Corporation 7.25% due 09/15/21	14,525,695	13,114,915
4,616,000	Taylor Morrison Communities, Inc. 5.875% due 04/15/23 (c)	4,631,718	4,696,780
6,321,000	Toys R Us Property Company II LLC 8.50% due 12/01/17	6,303,436	6,147,173
5,379,000	Valeant Pharmaceuticals International, Inc. 7.00% due 10/01/20 (c)	5,515,207	5,002,470
7,389,000	Vista Outdoor, Inc. 5.875% due 10/01/23 (c)	7,429,740	7,739,977
3,000,000	Vulcan Materials Company 4.50% due 04/01/25	3,000,000	3,082,500
509,000	ZF North America Capital, Inc. 4.00% due 04/29/20 (c)	506,414	515,999
4,040,000	ZF North America Capital, Inc. 4.50% due 04/29/22 (c)	4,046,443	4,082,905
2,598,000	ZF North America Capital, Inc. 4.75% due 04/29/25 (c)	2,443,425	2,559,030
Total U.S. Corporate Bonds		271,777,074	258,204,617
International Bonds — 10.09%
International Corporate Bonds — 8.86%
Australia — 1.46%
4,459,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (b)(c)	4,300,143	3,266,218
15,238,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (c)	15,643,537	15,218,952
		19,943,680	18,485,170
Bermuda — 0.73%
891,000 USD	Aircastle Limited 4.625% due 12/15/18	891,000	926,640
4,859,000 USD	Aircastle Limited 6.25% due 12/01/19	5,138,552	5,320,605

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 8.86% (continued)
Bermuda — 0.73% (continued)
2,525,000 USD	Aircastle Limited 7.625% due 04/15/20	$2,674,556	$2,922,687
		8,704,108	9,169,932
Canada — 2.79%
8,839,000 USD	New Gold, Inc. 6.25% due 11/15/22 (c)	8,621,596	7,623,637
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (c)	508,088	468,125
5,627,000 USD	Open Text Corporation 5.625% due 01/15/23 (c)	5,652,515	5,697,338
11,175,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	11,229,756	9,778,125
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	400,524	358,500
5,372,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	5,486,735	5,103,400
6,455,000 USD	Valeant Pharmaceuticals International, Inc. 6.75% due 08/15/18 (c)	6,481,692	6,261,995
		38,380,906	35,291,120
France — 1.56%
9,846,000 USD	Numericable-SFR SAS 6.00% due 05/15/22 (c)	9,887,722	9,895,230
9,427,000 USD	Rexel SA 5.25% due 06/15/20 (c)	9,499,966	9,853,572
		19,387,688	19,748,802
Israel — 0.88%
10,226,000 USD	B Communications Limited 7.375% due 02/15/21 (c)	10,663,869	11,146,340
Netherlands — 0.39%
250,000 USD	Schaeffler Holding Finance BV 6.25% due 11/15/19 (c)(e)	250,000	264,688
4,449,000 USD	Schaeffler Holding Finance BV 6.875% due 08/15/18 (c)(e)	4,545,799	4,615,837
		4,795,799	4,880,525
Sweden — 0.87%
5,170,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (c)	5,245,474	5,363,875

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 8.86% (continued)
Sweden — 0.87% (continued)
3,950,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (c)	$5,202,933	$4,452,209
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (f)	1,298,172	1,127,142
		11,746,579	10,943,226
United Kingdom — 0.18%
2,210,000 USD	Jaguar Land Rover Automotive PLC 5.625% due 02/01/23 (c)	2,197,873	2,284,588
Total International Corporate Bonds		115,820,502	111,949,703
International Government Bonds — 1.23%
Mexico — 0.44%
91,900,000 MXN	Mexican Bonos 4.75% due 06/14/18	6,323,191	5,613,729
Singapore — 0.79%
12,124,000 SGD	Singapore Government Bond 2.375% due 04/01/17	9,324,839	8,796,369
1,568,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,250,554	1,189,236
		10,575,393	9,985,605
Total International Government Bonds		16,898,584	15,599,334
Total International Bonds		132,719,086	127,549,037
Total Bonds		404,496,160	385,753,654
Term Loans — 6.11%
United States — 6.11%
1,382,578 USD	Ameriforge Group, Inc., First Lien Term Loan 5.00% due 12/19/19 (b)	1,378,734	928,629
4,950,000 USD	Cactus Wellhead LLC 7.00% due 07/31/20 (b)	4,867,938	3,935,250
6,778,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/20 (b)	6,670,010	4,710,710
6,451,647 USD	Drillships Ocean Ventures, Inc., Term Loan B 5.50% due 07/25/21	4,225,829	4,212,732
3,643,665 USD	Fortescue Metals Group, Term Loan B 3.75% due 06/30/19	3,641,515	3,095,166

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 6.11% (continued)
United States — 6.11% (continued)
11,906,538 USD	JC Penney Corporation, Inc., First Lien Term Loan 6.00% due 05/22/18	$11,859,380	$11,884,213
5,631,000 USD	Jonah Energy LLC, Second Lien Term Loan 7.50% due 05/12/21	5,609,307	4,434,413
7,401,263 USD	Libbey Glass, Inc., Term Loan B 3.75% due 04/09/21	7,400,016	7,381,205
7,630,760 USD	OSG Bulk Ships, Inc., Exit Term Loan 5.25% due 08/05/19	7,611,382	7,566,394
6,110,972 USD	Osum Productions Corporation 6.50% due 07/28/20	5,981,202	4,613,783
16,420,054 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 03/03/21	16,456,400	13,582,505
10,782,818 USD	Zebra Technologies Corporation, Term Loan B 4.75% due 10/27/21	10,745,998	10,867,302
Total Term Loans		86,447,711	77,212,302
International Commercial Paper — 6.15%
Ireland — 1.04%
13,148,000 USD	Ingersoll-Rand Global Holding Company 0.32% due 11/02/15	13,147,883	13,147,699
Italy — 1.43%
18,085,000 USD	Eni S.p.A. 0.30% due 11/02/15	18,084,849	18,084,585
Japan — 3.68%
46,404,000 USD	Hitachi Limited 0.32% due 11/02/15	46,403,588	46,403,033
Total International Commercial Paper		77,636,320	77,635,317
Total Investments — 99.16% (Cost: $1,293,954,845)			1,252,831,088
Other Assets in Excess of Liabilities — 0.84%			10,591,290
Net Assets — 100.00%			$1,263,422,378

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $22,769,975 or 1.80% of net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $1,490,000 or 0.12% of net assets.

(e)  Payment-in-kind security.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2015, aggregate cost for federal income tax purposes was $1,296,208,493. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$71,146,009
Gross unrealized depreciation	(114,523,414)
Net unrealized depreciation	$(43,377,405)

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

GDR  — Global Depositary Receipt

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

SA  — Société Anonyme

Currencies

EUR  — Euro

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	6,136,000	Euro	$6,842,254	$6,748,690	$93,564	$—
12/16/15	6,396,000	Euro	7,218,212	7,038,167	180,045	—
01/13/16	8,177,000	Euro	9,272,695	9,003,802	268,893	—
11/18/15	1,557,000	British Pound	2,405,378	2,400,047	5,331	—
12/16/15	619,000	British Pound	957,793	954,062	3,731	—
11/18/15	177,848,000	Japanese Yen	1,475,170	1,474,007	1,163	—
			$28,171,502	$27,618,775	$552,727	$—

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
11/18/15	177,848,000	Japanese Yen	$1,477,701	$1,474,007	$—	$(3,694)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Consumer Discretionary	3.37%
Consumer Staples	8.83
Energy	1.95
Financials	6.24
Health Care	4.47
Industrials	7.12
Information Technology	0.23
Materials	5.22
Telecommunication Services	0.90
Utilities	0.70
Total International Common Stocks	39.03
U.S. Common Stocks Consumer Discretionary	1.61
Consumer Staples	0.71
Energy	1.55
Financials	2.50
Industrials	3.00
Information Technology	5.92
Materials	0.42
Utilities	0.18
Total U.S. Common Stocks	15.89
U.S. Preferred Stocks Financials	0.14
Total U.S. Preferred Stocks	0.14
Investment Company	0.13
Commodity	1.18
U.S. Corporate Bonds Consumer Discretionary	6.84
Consumer Staples	2.54
Energy	4.02

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2015

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Financials	1.08%
Industrials	2.48
Materials	0.21
Telecommunication Services	3.27
Total U.S. Corporate Bonds	20.44
International Corporate Bonds Consumer Discretionary	1.07
Energy	0.80
Financials	0.99
Industrials	0.78
Information Technology	1.23
Materials	3.11
Telecommunication Services	0.88
Total International Corporate Bonds	8.86
International Government Bonds Government Issues	1.23
Total International Government Bonds	1.23
Term Loans	6.11
International Commercial Paper	6.15
Total Investments	99.16%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One-Year	Five-Years	Since Inception (11/19/07)
First Eagle High Yield Fund	Class I	-3.97	5.12	8.98
Barclays U.S. Corporate High Yield Bond Index		-1.94	6.18	7.80

Asset Allocation* (%)

Countries** (%)

United States	73.04
Canada	6.97
Australia	2.13
Netherlands	1.89
Bermuda	1.88
France	1.85
United Kingdom	1.72
Sweden	1.47
Hong Kong	1.17
Israel	1.09
Luxembourg	0.15

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. Performance information is for Class I Shares and assumes all distributions have been reinvested and if a sales charge was included values would be lower. Had fees not been waived and/or expenses reimbursed, the performance would have been lower.

The Barclays U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings* (%)

Bi-Lo LLC (Supermarket chain)	2.04
ACCO Brands Corporation (Office equipment & supplies)	1.80
JC Penney Corporation, Inc. First Lien Term Loan (Department store)	1.71
Sprint Corporation (Wireless telecommunications)	1.70
Roundy's Supermarkets, Inc. Term Loan B (Grocery retailer)	1.69
Bi-Lo LLC (Supermarket chain)	1.64
Kemet Corporation (Capacitors manufacturer)	1.55
Post Holdings, Inc. (Cereal products manufacturer)	1.54
Bon-Ton Department Stores, Inc. (U.S. retail store company)	1.51
Harland Clarke Holdings Corporation	1.46
Total	16.64

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Bonds — 76.22%
U.S. Corporate Bonds — 56.09%
$13,509,000	ACCO Brands Corporation 6.75% due 04/30/20 (a)	$13,762,405	$14,454,630
9,407,000	Aerojet Rocketdyne Holdings, Inc. 7.125% due 03/15/21	9,688,472	9,936,144
5,787,000	Alliance One International, Inc. 9.875% due 07/15/21	5,015,962	5,005,755
2,909,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,909,000	3,058,086
3,278,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	3,309,921	3,499,265
3,763,000	Antero Resources Corporation 5.375% due 11/01/21	3,792,729	3,480,775
8,582,000	Antero Resources Corporation 5.625% due 06/01/23 (b)	8,587,566	7,938,350
3,319,000	Argos Merger Sub, Inc. 7.125% due 03/15/23 (b)	3,319,000	3,501,545
5,156,000	Ashtead Capital, Inc. 6.50% due 07/15/22 (b)	5,419,363	5,555,590
6,685,000	Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/21	6,739,516	2,774,275
5,533,000	Atlas Energy Holdings Operating Company LLC 9.25% due 08/15/21	2,336,259	2,296,195
4,363,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	4,477,916	3,381,325
2,841,000	Basic Energy Services, Inc. 7.75% due 02/15/19	2,468,497	1,157,708
3,031,000	Basic Energy Services, Inc. 7.75% due 10/15/22	3,031,000	1,136,625
17,861,000	Bi-Lo LLC 8.625% due 09/15/18 (b)(c)	16,381,083	16,432,120
12,788,000	Bi-Lo LLC 9.25% due 02/15/19 (b)	13,081,252	13,203,610
12,954,000	Bon-Ton Department Stores, Inc. 10.625% due 07/15/17	12,856,625	12,176,760
450,000	Carrizo Oil & Gas, Inc. 6.25% due 04/15/23	450,000	430,313

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 56.09% (continued)
$2,841,000	CCO Holdings LLC 6.625% due 01/31/22	$2,898,346	$3,018,563
11,252,000	CCO Holdings LLC 7.375% due 06/01/20	11,700,229	11,702,080
465,000	CCO Safari II LLC 4.908% due 07/23/25 (b)	465,000	473,377
9,971,000	CEC Entertainment, Inc. 8.00% due 02/15/22	10,031,542	9,871,290
3,984,000	CenturyLink, Inc. Series 'S' 6.45% due 06/15/21	4,125,768	4,033,800
6,468,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	6,546,879	6,443,098
7,444,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (b)	7,366,639	7,332,340
3,107,000	Cloud Peak Energy Resources LLC 6.375% due 03/15/24	3,119,413	1,491,360
8,249,000	Cloud Peak Energy Resources LLC 8.50% due 12/15/19	6,678,014	4,908,155
10,266,000	CNH Industrial Capital LLC 3.875% due 11/01/15	10,266,000	10,266,000
600,000	Crestwood Midstream Partners L.P. 6.00% due 12/15/20	576,027	534,000
6,755,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22	6,887,474	5,843,075
6,372,000	DaVita HealthCare Partners, Inc. 5.00% due 05/01/25	6,398,858	6,341,402
12,909,000	DFC Finance Corporation 10.50% due 06/15/20 (b)	12,930,297	8,971,755
1,767,000	Dollar Tree, Inc. 5.75% due 03/01/23 (b)	1,850,771	1,870,811
7,738,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (b)	7,739,506	5,315,077
8,036,000	DriveTime Automotive Group, Inc. 8.00% due 06/01/21 (b)	8,068,878	7,513,660
7,344,000	EP Energy LLC 9.375% due 05/01/20	6,602,586	6,426,000
2,894,000	Frontier Communications Corporation 7.125% due 03/15/19	2,999,566	2,951,012
7,421,000	Frontier Communications Corporation 8.50% due 04/15/20	8,229,040	7,662,182

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 56.09% (continued)
$3,698,000	Frontier Communications Corporation 8.875% due 09/15/20 (b)	$3,737,189	$3,848,213
4,120,000	Frontier Communications Corporation 10.50% due 09/15/22 (b)	4,231,642	4,284,800
4,175,000	GameStop Corporation 5.50% due 10/01/19 (b)	4,202,597	4,364,620
3,244,000	Genesis Energy L.P. 6.00% due 05/15/23	3,244,000	2,968,260
7,986,000	Global Partners L.P. 6.25% due 07/15/22	8,053,610	7,387,050
12,969,000	Harland Clarke Holdings Corporation 6.875% due 03/01/20 (b)	12,875,558	11,769,367
9,074,000	HCA, Inc. 3.75% due 03/15/19	9,256,642	9,255,480
7,052,000	Headwaters, Inc. 7.25% due 01/15/19	7,202,326	7,334,080
6,226,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	6,449,168	6,537,300
13,714,000	Kemet Corporation 10.50% due 05/01/18	13,810,941	12,445,455
4,583,000	KLX, Inc. 5.875% due 12/01/22 (b)	4,586,214	4,700,439
8,422,000	Landry's, Inc. 9.375% due 05/01/20 (b)	8,791,265	9,074,705
6,327,000	Magnachip Semiconductor Corporation 6.625% due 07/15/21	6,300,740	4,927,151
1,800,000	Optimas OE Solutions Holding LLC 8.625% due 06/01/21 (b)	1,800,000	1,719,000
1,000,000	Outerwall, Inc. 5.875% due 06/15/21	931,461	927,500
10,148,000	Outerwall, Inc. 6.00% due 03/15/19	10,144,543	10,148,000
8,674,000	Parker Drilling Company 6.75% due 07/15/22	8,807,323	6,722,350
1,107,000	Parker Drilling Company 7.50% due 08/01/20	1,109,439	924,345
8,348,000	Peabody Energy Corporation 10.00% due 03/15/22 (b)	7,415,018	2,295,700
667,000	PHH Corporation 6.375% due 08/15/21	664,968	611,973

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 56.09% (continued)
$6,020,000	PHH Corporation 7.375% due 09/01/19	$6,244,579	$6,125,350
1,370,000	Plantronics, Inc. 5.50% due 05/31/23 (b)	1,374,538	1,397,400
980,000	Post Holdings, Inc. 6.75% due 12/01/21 (b)	989,461	1,016,750
11,683,000	Post Holdings, Inc. 7.375% due 02/15/22	12,131,393	12,353,020
715,000	Quintiles Transnational Corporation 4.875% due 05/15/23 (b)	715,000	738,681
6,386,000	Radio Systems Corporation 8.375% due 11/01/19 (b)	6,472,911	6,793,107
3,615,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (b)	3,590,427	3,633,075
3,592,000	Rex Energy Corporation 6.25% due 08/01/22	3,578,930	1,490,680
4,380,000	Rex Energy Corporation 8.875% due 12/01/20	4,155,745	2,211,900
4,747,000	ROC Finance LLC 12.125% due 09/01/18 (b)(d)	5,004,628	5,055,555
11,358,000	Roundy's Supermarkets, Inc. 10.25% due 12/15/20 (b)	10,578,406	6,388,875
4,720,000	Silgan Holdings, Inc. 5.50% due 02/01/22	4,698,050	4,846,850
3,968,000	Spectrum Brands, Inc. 5.75% due 07/15/25 (b)	4,043,071	4,250,720
4,167,400	Sprint Communications, Inc. 6.00% due 11/15/22	3,680,382	3,571,420
7,500,000	Sprint Communications, Inc. 7.00% due 08/15/20	7,766,121	6,975,000
788,000	Sprint Corporation 7.125% due 06/15/24	788,000	693,933
14,796,000	Sprint Corporation 7.25% due 09/15/21	14,991,551	13,630,815
230,000	Targa Resources Partners L.P. 6.75% due 03/15/24 (b)	230,000	226,550
3,228,000	Taylor Morrison Communities, Inc. 5.875% due 04/15/23 (b)	3,238,984	3,284,490
1,071,000	The Men's Wearhouse, Inc. 7.00% due 07/01/22	1,106,905	1,119,195
First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 56.09% (continued)
$4,833,000	Time, Inc. 5.75% due 04/15/22 (b)	$4,833,000	$4,845,082
4,436,000	Toys R Us Property Company II LLC 8.50% due 12/01/17	4,430,082	4,314,010
3,450,000	United Rentals North America, Inc. 7.375% due 05/15/20	3,477,741	3,678,563
4,200,000	United Rentals North America, Inc. 7.625% due 04/15/22	4,552,543	4,578,462
3,352,000	Valeant Pharmaceuticals International, Inc. 7.00% due 10/01/20 (b)	3,436,880	3,117,360
4,887,000	Vista Outdoor, Inc. 5.875% due 10/01/23 (b)	4,913,943	5,119,132
341,000	ZF North America Capital, Inc. 4.00% due 04/29/20 (b)	339,267	345,689
2,708,000	ZF North America Capital, Inc. 4.50% due 04/29/22 (b)	2,712,954	2,736,759
1,741,000	ZF North America Capital, Inc. 4.75% due 04/29/25 (b)	1,640,929	1,714,885
Total U.S. Corporate Bonds		492,438,464	450,887,204
International Corporate Bonds — 20.13%
Australia — 2.11%
9,425,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (b)(d)	9,363,498	6,903,812
10,093,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (b)	10,279,443	10,080,384
		19,642,941	16,984,196
Bermuda — 1.86%
1,707,000 USD	Aircastle Limited 4.625% due 12/15/18	1,707,000	1,775,280
1,000,000 USD	Aircastle Limited 6.75% due 04/15/17	1,043,840	1,065,000
5,825,000 USD	Aircastle Limited 7.625% due 04/15/20	5,976,284	6,742,438
5,896,775 USD	Latina Offshore Limited 8.875% due 07/03/18 (b)(d)(e)	5,975,664	5,366,065
		14,702,788	14,948,783

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 20.13% (continued)
Canada — 6.90%
11,821,000 USD	Jupiter Resources, Inc. 8.50% due 10/01/22 (b)	$11,374,705	$6,206,025
8,271,000 USD	Lightstream Resources Limited 8.625% due 02/01/20 (b)	8,135,286	2,191,815
8,651,000 USD	Mood Media Corporation 9.25% due 10/15/20 (b)(d)	8,931,336	6,293,602
7,176,000 USD	New Gold, Inc. 6.25% due 11/15/22 (b)	6,961,424	6,189,300
1,974,000 USD	New Gold, Inc. 7.00% due 04/15/20 (b)	1,990,537	1,848,158
5,186,000 USD	Northern Blizzard Resources, Inc. 7.25% due 02/01/22 (b)	5,188,243	4,278,450
8,500,000 USD	Open Text Corporation 5.625% due 01/15/23 (b)	8,564,447	8,606,250
7,056,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	7,168,035	6,174,000
1,251,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	1,208,503	531,675
8,719,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	8,897,312	8,283,050
2,000,000 USD	Thompson Creek Metals Company, Inc. 12.50% due 05/01/19	2,008,837	967,500
4,052,000 USD	Valeant Pharmaceuticals International, Inc. 6.75% due 08/15/18 (b)	4,067,802	3,930,845
		74,496,467	55,500,670
France — 1.83%
4,000,000 USD	Numericable-SFR SAS 4.875% due 05/15/19 (b)	3,972,462	4,030,000
5,521,000 USD	Numericable-SFR SAS 6.00% due 05/15/22 (b)	5,606,335	5,548,605
4,900,000 USD	Rexel SA 5.25% due 06/15/20 (b)	4,874,322	5,121,725
		14,453,119	14,700,330
Hong Kong — 1.16%
10,146,517 USD	Neptuno Finance Limited 9.75% due 11/07/19 (b)(d)(e)	10,146,517	9,334,796

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 20.13% (continued)
Israel — 1.09%
7,999,000 USD	B Communications Limited 7.375% due 02/15/21 (b)	$8,234,827	$8,718,910
Luxembourg — 0.15%
1,200,000 USD	INEOS Group Holdings SA 6.125% due 08/15/18 (b)	1,220,237	1,213,500
Netherlands — 1.88%
4,683,000 USD	Schaeffler Holding Finance BV 6.875% due 08/15/18 (b)(c)	4,810,512	4,858,612
10,529,000 USD	VTR Finance BV 6.875% due 01/15/24 (b)	10,753,274	10,213,130
		15,563,786	15,071,742
Sweden — 1.45%
8,280,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (b)	8,340,642	8,590,500
1,750,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (b)	2,312,170	1,972,498
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (e)	1,298,173	1,127,141
		11,950,985	11,690,139
United Kingdom — 1.70%
11,336,000 USD	EnQuest PLC 7.00% due 04/15/22 (b)(d)	10,267,472	7,085,000
790,000 USD	Jaguar Land Rover Automotive PLC 5.625% due 02/01/23 (b)	790,000	816,663
5,685,000 USD	Virgin Media Secured Finance PLC 5.50% due 01/15/25 (b)	5,691,669	5,770,275
		16,749,141	13,671,938
Total International Corporate Bonds		187,160,808	161,835,004
Total Bonds		679,599,272	612,722,208
Term Loans — 16.28%
United States — 16.28%
1,473,807 USD	Ameriforge Group, Inc., First Lien Term Loan 5.00% due 12/19/19 (d)	1,468,835	989,905

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 16.28% (continued)
United States — 16.28% (continued)
6,470,000 USD	Ameriforge Group, Inc., Second Lien Term Loan 8.75% due 12/19/20 (d)	$6,567,266	$3,731,055
9,062,000 USD	BJ's Wholesale Club, Inc., Second Lien Term Loan 8.50% due 03/26/20	9,066,498	8,861,367
9,476,280 USD	Cactus Wellhead LLC 7.00% due 07/31/20 (d)	9,319,181	7,533,643
10,892,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/20 (d)	10,656,743	7,569,940
9,299,000 USD	CBAC Borrower LLC, Term Loan B 8.25% due 07/02/20	9,451,599	8,810,803
8,067,462 USD	Drillships Ocean Ventures, Inc., Term Loan B 5.50% due 07/25/21	5,284,188	5,267,811
5,083,728 USD	Fortescue Metals Group, Term Loan B 3.75% due 06/30/19	5,069,122	4,318,449
8,802,000 USD	Hostess Brands, LLC, Second Lien Term Loan 8.50% due 08/03/23	8,827,150	8,799,271
13,778,526 USD	JC Penney Corporation, Inc., First Lien Term Loan 6.00% due 05/22/18	13,833,993	13,752,691
1,296,000 USD	Jonah Energy LLC, Second Lien Term Loan 7.50% due 05/12/21	1,279,778	1,020,600
4,949,484 USD	OSG Bulk Ships, Inc., Exit Term Loan 5.25% due 08/05/19	4,934,088	4,907,735
6,340,791 USD	Osum Productions Corporation 6.50% due 07/28/20	6,206,116	4,787,297
9,097,460 USD	Payless, Inc., First Lien Term Loan 5.00% due 03/11/21	9,068,780	6,641,146
1,202,000 USD	Payless, Inc., Second Lien Term Loan 8.50% due 03/11/22 (d)	1,191,774	799,330
6,179,880 USD	ROC Finance LLC 5.00% due 06/20/19	6,017,143	5,849,658
16,394,832 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 03/03/21	16,404,230	13,561,641

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 16.28% (continued)
United States — 16.28% (continued)
10,467,379 USD	True Religion Apparel, Inc., First Lien Term Loan 5.88% due 07/30/19 (d)	$10,086,368	$6,385,101
6,771,782 USD	Water Pik Technologies, Inc., First Lien Term Loan 5.75% due 07/08/20	6,674,792	6,752,043
888,000 USD	Weight Watchers International, Inc., Term Loan B1 3.20% due 04/02/16	842,876	873,570
9,544,205 USD	Zebra Technologies Corporation, Term Loan B 4.75% due 10/27/21	9,510,265	9,618,983
Total Term Loans		151,760,785	130,832,039
International Commercial Paper — 6.44%
Ireland — 1.09%
8,766,000 USD	Ingersoll-Rand Global Holding Company 0.32% due 11/02/15	8,765,922	8,765,799
Italy — 1.50%
12,058,000 USD	Eni S.p.A. 0.30% due 11/02/15	12,057,900	12,057,724
Japan — 3.85%
30,940,000 USD	Hitachi Limited 0.32% due 11/02/15	30,939,725	30,939,355
Total International Commercial Paper		51,763,547	51,762,878
Shares
Investment Company — 0.14%
1,100,000	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,100,000	1,100,000

Total Investments — 99.08% (Cost: $884,223,604)	796,417,125
Other Assets in Excess of Liabilities — 0.92%	7,412,017
Net Assets — 100.00%	$803,829,142

(a)  At October 31, 2015, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

(c)  Payment-in-kind security.

(d)  Security is deemed illiquid. At October 31, 2015, the value of these securities amounted to $67,047,804 or 8.34% of net assets.

(e)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2015, aggregate cost for federal income tax purposes was $884,229,697. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,846,173
Gross unrealized depreciation	(94,658,745)
Net unrealized depreciation	$(87,812,572)

Abbreviations used in this schedule include:

PLC  — Public Limited Company

SA  — Société Anonyme

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
12/16/15	2,848,000	Euro	$3,212,464	$3,133,943	$78,521	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2015	Unrealized Appreciation At October 31, 2015	Unrealized Depreciation At October 31, 2015
12/16/15	86,000	Euro	$96,637	$94,635	$—	$(2,002)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Corporate Bonds
Consumer Discretionary	13.15%
Consumer Staples	7.17
Energy	8.88
Financials	4.91
Health Care	1.94
Industrials	9.58
Information Technology	0.06

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2015

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Materials	0.45%
Telecommunication Services	9.95
Total U.S. Corporate Bonds	56.09
International Corporate Bonds
Consumer Discretionary	2.36
Energy	3.89
Financials	2.05
Industrials	0.64
Information Technology	2.26
Materials	5.07
Telecommunication Services	3.86
Total International Corporate Bonds	20.13
Term Loans	16.28
International Commercial Paper	6.44
Investment Company	0.14
Total Investments	99.08%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

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First Eagle Fund of America

Fund Overview

Data as of October 31, 2015 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns (%)		One-Year	Five-Years	Ten-Years
First Eagle Fund of America	Class Y	0.18	12.19	9.24
Standard & Poor's 500 Index		5.20	14.33	7.85

Asset Allocation* (%)

Sector/Industry** (%)

Materials	26.54
Health Care	18.87
Information Technology	14.75
Consumer Discretionary	14.09
Industrials	12.24
Consumer Staples	4.39
Energy	4.12

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short term investments and options positions.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. One cannot invest directly in an index.

Top 10 Holdings* (%)

Allergan PLC (pharmaceuticals company)	5.53
Sealed Air Corporation (containers & packaging company)	5.32
Delta Air Lines, Inc. (airline company)	5.14
Teva Pharmaceutical Industries Limited ADR (pharmaceutical services)	4.76
Wyndham Worldwide Corporation (hotel and resorts)	4.70
Hewlett-Packard Company (technology software, solutions and services provider)	4.56
LyondellBasell Industries NV Class 'A' (chemicals and plastics producer)	4.44
Lowe's Companies, Inc. (home improvement retailer)	4.29
Pitney Bowes, Inc. (mail processing equipment and solutions provider)	4.27
Eastman Chemical Company (chemicals company)	4.21
Total	47.22

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 97.03%
U.S. Common Stocks — 87.07%
Consumer Discretionary — 14.40%
2,160,425	Wyndham Worldwide Corporation (a)	$89,088,319	$175,750,574
2,170,440	Lowe's Companies, Inc.	97,336,453	160,243,585
124,250	AutoZone, Inc. (a)(b)	54,346,803	97,462,942
639,380	Visteon Corporation (a)(b)	64,366,659	69,737,177
782,250	Vista Outdoor, Inc. (b)	30,484,412	34,982,220
		335,622,646	538,176,498
Consumer Staples — 4.48%
2,723,395	Tyson Foods, Inc., Class 'A' (a)	116,176,523	120,809,802
5,919,470	Rite Aid Corporation (a)(b)	49,775,671	46,645,424
		165,952,194	167,455,226
Energy — 4.21%
1,765,350	Phillips 66 (a)	143,334,530	157,204,417
Health Care — 13.74%
3,005,745	Teva Pharmaceutical Industries Limited, ADR (a)	165,779,836	177,910,047
1,184,032	Valeant Pharmaceuticals International, Inc. (a)(b)	61,869,993	111,026,681
5,165,618	Allscripts Healthcare Solutions, Inc. (b)	71,280,150	72,628,589
4,147,150	Halozyme Therapeutics, Inc. (a)(b)	45,477,299	64,902,897
129,620	Biogen, Inc. (a)(b)	37,842,373	37,655,906
1,009,689	Intrexon Corporation (a)(b)	26,217,469	33,925,550
1,790,411	Theravance, Inc.	53,508,830	15,719,809
		461,975,950	513,769,479
Industrials — 12.50%
3,776,440	Delta Air Lines, Inc. (a)	167,224,868	191,994,210
7,734,205	Pitney Bowes, Inc.	141,135,703	159,711,333
3,981,950	Masco Corporation (a)	83,919,395	115,476,550
		392,279,966	467,182,093
Information Technology — 15.07%
6,326,935	Hewlett-Packard Company	147,700,171	170,574,168
1,550,473	SanDisk Corporation (a)	110,687,405	119,386,421
2,588,550	Seagate Technology PLC (a)	67,915,312	98,520,213
2,827,402	Lexmark International, Inc., Class 'A'	107,788,171	91,862,291

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 87.07% (continued)
Information Technology — 15.07% (continued)
1,381,200	Microsoft Corporation (a)	$60,108,996	$72,706,368
692,710	Hewlett-Packard Enterprise Company (b)(c)	11,194,575	10,196,691
		505,394,630	563,246,152
Materials — 22.67%
4,046,785	Sealed Air Corporation (a)	115,186,966	198,778,079
2,180,640	Eastman Chemical Company (a)	86,892,852	157,376,789
1,509,725	WR Grace & Company (a)(b)	100,126,490	151,425,417
9,052,449	Graphic Packaging Holding Company	113,164,288	128,182,678
564,335	Martin Marietta Materials, Inc. (a)	82,837,212	87,556,575
478,005	Air Products & Chemicals, Inc. (a)	69,845,064	66,433,135
711,630	Valspar Corporation	16,200,783	57,606,449
		584,253,655	847,359,122
Total U.S. Common Stocks		2,588,813,571	3,254,392,987
International Common Stocks — 9.96%
Ireland — 5.53%
669,995	Allergan PLC (a)(b)	138,057,750	206,673,357
Netherlands — 4.43%
1,784,845	LyondellBasell Industries NV, Class 'A' (a)	138,535,384	165,829,949
Total International Common Stocks		276,593,134	372,503,306
Total Common Stocks		2,865,406,705	3,626,896,293
Investment Company — 6.21%
232,134,863	State Street Institutional U.S. Government Money Market Fund, Premier Class	232,134,863	232,134,863

Contracts		Strike Price	Expiration Date	Value (Note 1)
Put Options Purchased — 0.15%
335	Allergan PLC	$245.00	November 2015	$27,135
4,000	Valeant Pharmaceuticals International, Inc.	100.00	November 2015	5,460,000
Total Put Options Purchased (Cost: $5,720,470)				5,487,135

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

Contracts		Strike Price	Expiration Date	Value (Note 1)
Call Options Purchased — 0.01%
1,000	Lexmark International, Inc.	$33.00	December 2015	$137,500
2,000	Lexmark International, Inc.	33.00	January 2016	390,000
Total Call Options Purchased (Cost: $779,017)				527,500
Total Investment Portfolio Excluding Options Written — 103.40% (Cost: $3,104,041,055)				3,865,045,791
Covered Call Options Written — (1.26)%
45	Air Products & Chemicals, Inc.	135.00	November 2015	(29,250)
344	Air Products & Chemicals, Inc.	140.00	December 2015	(158,240)
1,009	Allergan PLC	260.00	November 2015	(5,125,720)
500	Allergan PLC	305.00	January 2016	(1,165,000)
500	Allergan PLC	310.00	December 2015	(830,000)
335	Allergan PLC	310.00	January 2016	(639,850)
40	AutoZone, Inc.	730.00	December 2015	(245,800)
441	AutoZone, Inc.	740.00	November 2015	(2,072,700)
112	AutoZone, Inc.	740.00	December 2015	(594,720)
189	AutoZone, Inc.	750.00	November 2015	(754,110)
188	AutoZone, Inc.	750.00	December 2015	(874,200)
62	AutoZone, Inc.	760.00	December 2015	(247,318)
62	AutoZone, Inc.	770.00	December 2015	(190,960)
62	AutoZone, Inc.	790.00	December 2015	(128,340)
324	Biogen, Inc.	300.00	December 2015	(349,920)
1,409	Delta Air Lines, Inc.	47.00	December 2015	(683,365)
4,930	Delta Air Lines, Inc.	48.00	December 2015	(1,922,700)
1,888	Delta Air Lines, Inc.	49.00	November 2015	(456,896)
3,776	Delta Air Lines, Inc.	50.00	December 2015	(1,008,192)
263	Eastman Chemical Company	72.50	December 2015	(59,175)
1,097	Halozyme Therapeutics, Inc.	19.00	December 2015	(65,820)
2,029	Halozyme Therapeutics, Inc.	20.00	December 2015	(71,015)
1,010	Intrexon Corporation	30.00	November 2015	(505,000)
1,010	Intrexon Corporation	35.00	November 2015	(222,200)
981	Intrexon Corporation	45.00	November 2015	(40,221)

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

Contracts		Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.26)% (continued)
405	LyondellBasell Industries NV, Class 'A'	$92.50	November 2015	$(112,388)
404	LyondellBasell Industries NV, Class 'A'	95.00	December 2015	(110,696)
2,839	LyondellBasell Industries NV, Class 'A'	97.50	January 2016	(610,385)
254	Martin Marietta Materials, Inc.	150.00	December 2015	(261,620)
753	Martin Marietta Materials, Inc.	155.00	November 2015	(438,246)
373	Martin Marietta Materials, Inc.	155.00	December 2015	(264,830)
426	Martin Marietta Materials, Inc.	165.00	November 2015	(95,850)
3,982	Masco Corporation	25.00	November 2015	(1,552,980)
7,964	Masco Corporation	26.00	November 2015	(2,548,480)
1,993	Masco Corporation	26.00	January 2016	(657,690)
5,599	Masco Corporation	27.00	November 2015	(1,231,780)
1,991	Masco Corporation	27.00	December 2015	(477,840)
3,982	Masco Corporation	28.00	December 2015	(676,940)
3,982	Masco Corporation	29.00	December 2015	(398,200)
2,570	Microsoft Corporation	45.00	November 2015	(2,017,450)
876	Microsoft Corporation	46.00	November 2015	(607,944)
1,430	Microsoft Corporation	46.00	December 2015	(1,036,750)
560	Microsoft Corporation	47.00	December 2015	(336,000)
1,381	Microsoft Corporation	52.50	December 2015	(196,102)
1,531	Phillips 66	77.50	November 2015	(1,997,955)
1,766	Phillips 66	80.00	November 2015	(1,836,640)
1,051	Phillips 66	82.50	November 2015	(830,290)
210	Phillips 66	85.00	November 2015	(100,800)
1,488	Phillips 66	85.00	January 2016	(937,440)
1,000	Phillips 66	87.50	January 2016	(485,000)
2,923	Rite Aid Corporation	6.50	November 2015	(403,374)
775	SanDisk Corporation	70.00	November 2015	(642,475)
775	SanDisk Corporation	76.00	November 2015	(131,750)
1,550	SanDisk Corporation	80.00	November 2015	(31,000)

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

Contracts		Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.26)% (continued)
654	Seagate Technology PLC	$47.00	November 2015	$(7,194)
51	Seagate Technology PLC	48.00	November 2015	(714)
275	Seagate Technology PLC	50.00	November 2015	(2,750)
391	Sealed Air Corporation	48.00	November 2015	(72,335)
2,023	Sealed Air Corporation	49.00	November 2015	(262,990)
2,023	Sealed Air Corporation	52.50	December 2015	(80,920)
2,941	Teva Pharmaceutical Industries Limited	60.00	December 2015	(676,430)
1,281	Tyson Foods, Inc., Class 'A'	45.00	December 2015	(217,770)
1,924	Tyson Foods, Inc., Class 'A'	45.00	January 2016	(375,180)
414	Tyson Foods, Inc., Class 'A'	46.00	January 2016	(68,310)
3,010	Tyson Foods, Inc., Class 'A'	47.00	January 2016	(361,200)
1,000	Valeant Pharmaceuticals International, Inc.	105.00	January 2016	(1,180,000)
1,492	Valeant Pharmaceuticals International, Inc.	110.00	December 2015	(1,104,080)
2,284	Valeant Pharmaceuticals International, Inc.	110.00	January 2016	(2,279,432)
527	Valeant Pharmaceuticals International, Inc.	120.00	December 2015	(221,340)
264	Visteon Corporation	105.00	December 2015	(167,640)
755	WR Grace & Company	97.50	November 2015	(283,125)
9	WR Grace & Company	100.00	November 2015	(1,867)
244	Wyndham Worldwide Corporation	77.50	November 2015	(120,780)
474	Wyndham Worldwide Corporation	80.00	November 2015	(131,535)
336	Wyndham Worldwide Corporation	82.50	November 2015	(49,056)
303	Wyndham Worldwide Corporation	87.50	November 2015	(7,878)
Total Covered Call Options Written (Premiums Received: $31,309,788)				(47,142,133)
Total Investments — 102.14% (Cost: $3,072,731,267)				3,817,903,658
Liabilities in Excess of Other Assets — (2.14)%				(80,054,806)
Net Assets — 100.00%				$3,737,848,852

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2015

(a)  At October 31, 2015, all or a portion of this security was segregated to cover collateral requirement for options.

(b)  Non-income producing security/commodity.

(c)  When-Issued security.

At October 31, 2015, aggregate cost for federal income tax purposes was $3,092,252,565. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$827,865,954
Gross unrealized depreciation	(102,214,861)
Net unrealized appreciation	$725,651,093

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks
Consumer Discretionary	14.40%
Consumer Staples	4.48
Energy	4.21
Health Care	13.74
Industrials	12.50
Information Technology	15.07
Materials	22.67
Total U.S. Common Stocks	87.07
International Common Stocks
Health Care	5.53
Materials	4.43
Total International Common Stocks	9.96
Investment Company	6.21
Put Options Purchased	0.15
Call Options Purchased	0.01
Covered Call Options Written	(1.26)
Total Investments	102.14%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$33,684,372,133	$10,396,096,926	$1,684,774,051	$899,634,436
Affiliated issuers	2,064,878,618	315,622,152	39,015,758	—
Gold bullion	2,653,554,867	530,669,189	179,841,016	68,271,356
Silver bullion	—	—	—	45,269,153
Foreign currency	205	528	39	151
Total Investments, at Cost	38,402,805,823	11,242,388,795	1,903,630,864	1,013,175,096
Investments, at Value (Note 1)
Unaffiliated issuers	42,262,770,085	12,540,449,049	2,307,184,967	661,257,069
Affiliated issuers	2,737,801,850	478,836,855	28,792,656	—
Gold bullion	2,947,130,929	753,732,661	171,813,118	144,300,473
Silver bullion	—	—	—	37,436,728
Foreign currency	204	519	38	150
Total Investments, at Value	47,947,703,068	13,773,019,084	2,507,790,779	842,994,420
Cash	49,229	53,508	40,370	53,338
Receivable for forward currency contracts held, at value (Note 1)	5,534,322	3,472,986	—	—
Receivable for investment securities sold	8,461,287	15,594,004	16,010	6,003,910
Receivable for Fund shares sold	65,446,138	73,897,897	1,549,457	1,251,385
Accrued interest and dividends receivable	90,456,576	45,374,362	2,569,298	579,039
Investment for trustee deferred compensation plan (Note 2)	2,588,409	2,100,542	1,501,081	126,411
Other assets	234,915	71,845	19,355	8,090
Total Assets	48,120,473,944	13,913,584,228	2,513,486,350	851,016,593
Liabilities
Payable for Fund shares redeemed	54,011,274	13,313,004	5,667,608	1,740,477
Payable for investment securities purchased	67,091,466	—	1,485,274	2,842,014
Payable for forward currency contracts held, at value (Note 1)	359,597	152,751	—	—
Investment advisory fees payable (Note 2)	30,094,439	8,726,542	1,586,139	559,305
Distribution fees payable (Note 3)	10,730,238	1,528,522	579,063	184,279
Services fees payable (Note 3)	2,441,038	217,645	124,835	32,794
Trustee deferred compensation plan (Note 2)	2,588,409	2,100,542	1,501,081	126,411
Administrative fees payable (Note 2)	657,808	205,854	49,913	11,804
Trustee fees payable	85,461	23,887	7,466	3,648
Accrued expenses and other liabilities	15,863,629	6,223,129	758,633	745,180
Total Liabilities	183,923,359	32,491,876	11,760,012	6,245,912
Net Assets	$47,936,550,585	$13,881,092,352	$2,501,726,338	$844,770,681
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$906,550	$607,080	$126,131	$68,554
Capital surplus	38,294,773,436	11,595,950,778	1,789,527,449	1,542,517,474
Net unrealized appreciation (depreciation) on:
Investments (net of $5,367,577, $2,237,933, $0, and $0 deferred capital gain country tax, respectively)	9,539,529,669	2,528,392,365	604,159,916	(170,180,675)
Foreign currency and forward contract related translation	2,791,251	2,080,502	(1)	(1)
Undistributed net realized gains (losses) on investments	438,436,782	127,228,942	99,946,761	(461,568,323)
Undistributed net investment income (loss)	(339,887,103)	(373,167,315)	7,966,082	(66,066,348)
Net Assets	$47,936,550,585	$13,881,092,352	$2,501,726,338	$844,770,681

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*		First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$16,274,867,358		$4,142,588,206		$966,395,629		$390,520,295
Shares outstanding	306,473,011		183,162,277		48,754,912		31,584,808
Net asset value per share and redemption proceeds per share	$53.10		$22.62		$19.82		$12.36
Offering price per share (NAV per share plus maximum sales charge)**	$55.89	(1)	$23.81	(1)	$20.86	(1)	$13.01	(1)
Class C
Net assets	$11,662,705,382		$1,036,295,315		$592,960,316		$148,119,285
Shares outstanding	225,754,470		47,456,557		30,522,837		12,661,584
Net asset value per share	$51.66		$21.84		$19.43		$11.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$51.14		$21.62		$19.24		$11.58
Class I
Net assets	$19,998,977,845		$8,702,208,831		$942,370,393		$306,131,101
Shares outstanding	374,322,889		376,461,498		46,853,017		24,307,873
Net asset value per share and redemption proceeds per share	$53.43		$23.12		$20.11		$12.59

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund	First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,276,964,377	$884,223,604	$3,104,041,055
Gold bullion	16,990,468	—	—
Foreign currency	54,411	—	—
Total Investments, at Cost	1,294,009,256	884,223,604	3,104,041,055
Investments, at Value (Note 1)
Unaffiliated issuers	1,237,941,220	796,417,125	3,865,045,791
Gold bullion	14,889,868	—	—
Foreign currency	54,717	—	—
Total Investments, at Value	1,252,885,805	796,417,125	3,865,045,791
Cash	211,453	300,719	330,000
Receivable for forward currency contracts held, at value (Note 1)	552,727	78,521	—
Receivable for investment securities sold	3,487,836	679,670	25,999
Receivable for premiums for written options	—	—	6,155,472
Receivable for Fund shares sold	7,831,906	2,465,070	7,694,747
Accrued interest and dividends receivable	9,096,262	14,410,667	1,889,716
Investment for trustee deferred compensation plan (Note 2)	188,245	169,213	2,378,147
Other assets	9,649	5,460	19,308
Total Assets	1,274,263,883	814,526,445	3,883,539,180
Liabilities
Option contracts written, at value (premiums received $0, $0, and $31,309,788, respectively) (Note 1)	—	—	47,142,133
Payable for Fund shares redeemed	2,697,605	2,322,507	4,245,115
Payable for investment securities purchased	4,225,829	6,392,350	86,754,458
Payable for forward currency contracts held, at value (Note 1)	3,694	2,002	—
Payable for dividends to shareholders	1,970,957	863,910	—
Investment advisory fees payable (Note 2)	798,730	435,768	3,014,390
Distribution fees payable (Note 3)	328,173	122,260	857,721
Services fees payable (Note 3)	80,663	27,529	156,728
Trustee deferred compensation plan (Note 2)	188,245	169,213	2,378,147
Administrative fees payable (Note 2)	53,249	44,051	40,893
Trustee fees payable	2,353	3,264	3,771
Accrued expenses and other liabilities	492,007	314,449	1,096,972
Total Liabilities	10,841,505	10,697,303	145,690,328
Net Assets	$1,263,422,378	$803,829,142	$3,737,848,852
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$117,891	$90,336	$107,346
Capital surplus	1,325,159,253	906,167,983	2,922,119,314
Net unrealized appreciation (depreciation) on:
Investments	(41,123,757)	(87,806,479)	761,004,736
Foreign currency and forward contract related translation	497,834	74,625	—
Written options	—	—	(15,832,345)
Undistributed net realized gains (losses) on investments	(18,071,973)	(13,893,929)	71,465,189
Undistributed net investment loss	(3,156,870)	(803,394)	(1,015,388)
Net Assets	$1,263,422,378	$803,829,142	$3,737,848,852

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund		First Eagle Fund of America
Class A
Net assets	$410,153,262		$201,684,978		$1,331,911,948
Shares outstanding	38,207,162		22,661,087		37,212,962
Net asset value per share and redemption proceeds per share	$10.73		$8.90		$35.79
Offering price per share (NAV per share plus maximum sales charge)*	$11.29	(1)	$9.32	(2)	$37.67	(1)
Class C
Net assets	$382,466,952		$129,214,223		$742,365,038
Shares outstanding	35,723,434		14,534,062		24,683,863
Net asset value per share	$10.71		$8.89		$30.07
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$10.60		$8.80		$29.77
Class I
Net assets	$470,802,164		$472,929,941		$1,167,749,972
Shares outstanding	43,960,335		53,140,646		31,888,505
Net asset value per share and redemption proceeds per share	$10.71		$8.90		36.62
Class Y
Net assets	$—		$—		$495,821,894
Shares outstanding	—		—		13,560,595
Net asset value per share and redemption proceeds per share	—		—		$36.56

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $32, $17, $0, and $0, foreign taxes withheld, respectively)	$31,132,180	$16,374,099	$1,052,247	$1,787,177
Dividends from: (net of $49,998,331, $27,046,631, $648,464, and $693,495, foreign taxes withheld, respectively)
Unaffiliated issuers	715,875,712	227,750,372	44,537,487	5,733,011
Affiliated issuers	64,100,273	8,325,471	1,430,099	—
Total Income	811,108,165	252,449,942	47,019,833	7,520,188
Expenses
Investment advisory fees (Note 2)	372,575,091	107,539,969	21,637,365	7,456,555
Administrative costs (Note 2)	2,678,658	1,076,936	421,456	237,190
Distribution fees (Note 3)
Class A	42,996,701	11,177,334	2,818,283	1,147,269
Class C	90,784,951	8,012,255	4,948,612	1,321,010
Service fees - Class C (Note 3)	30,261,651	2,670,751	1,649,537	440,336
Shareholder servicing agent fees	36,174,713	14,312,124	2,459,556	1,937,304
Custodian and accounting fees	5,524,865	2,602,572	282,103	425,168
Professional fees	995,235	374,654	177,302	215,660
Shareholder reporting fees	3,252,533	1,136,947	210,871	184,493
Trustees' fees	938,346	271,992	67,378	29,485
Registration and filing fees	156,943	175,247	105,387	114,973
Other Expenses	731,608	246,047	87,026	60,570
Total Expenses	587,071,295	149,596,828	34,864,876	13,570,013
Expense reductions due to earnings credits (Note 1)	(2,178)	(604)	(213)	(177)
Net Expenses	587,069,117	149,596,224	34,864,663	13,569,836
Net Investment Income (Loss) (Note 1)	224,039,048	102,853,718	12,155,170	(6,049,648)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	248,520,479	98,542,826	114,664,472	(201,476,683)
Investment transactions of affiliated issuers	94,480,567	(222,780)	—	—
Commodity related transactions	—	—	—	20,949,590
Foreign currency and forward contract related transactions	356,009,290	193,067,248	(17,405)	4,002
Written options	3,218,280	—	360,098	—
	702,228,616	291,387,294	115,007,165	(180,523,091)
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase (decrease) in deferred capital gain country tax accruals of $6,635,916, $2,872,607, $0, and $0, respectively)	66,679,518	60,150,745	(126,023,255)	107,187,963
Foreign currency and forward contract related translation	(185,686,061)	(100,016,241)	1	(1)
Written options	(842,823)	—	(93,647)	—
	(119,849,366)	(39,865,496)	(126,116,901)	107,187,962
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	582,379,250	251,521,798	(11,109,736)	(73,335,129)
Net Increase (Decrease) in Net Assets Resulting from Operations	$806,418,298	$354,375,516	$1,045,434	$(79,384,777)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund	First Eagle Fund of America
Investment Income
Interest	$31,937,391	$62,859,308	$38,546
Dividends from: (net of $1,807,753, $0 and $528,568, foreign taxes withheld, respectively)
Unaffiliated issuers	24,027,234	—	54,942,257
Other Income	—	77,926	—
Total Income	55,964,625	62,937,234	54,980,803
Expenses
Investment advisory fees (Note 2)	9,637,075	6,360,401	35,619,829
Administrative costs/fees (Note 2)	642,472	383,006	437,918
Distribution fees (Note 3)
Class A	1,067,539	511,247	3,394,658
Class C	2,924,055	1,161,084	5,532,635
Class Y	—	—	1,353,829
Service fees - Class C (Note 3)	974,685	387,028	1,844,212
Shareholder servicing agent fees	1,024,293	709,424	3,463,537
Custodian and accounting fees	312,514	174,538	206,249
Professional fees	158,985	174,821	255,853
Shareholder reporting fees	119,846	79,826	311,286
Trustees' fees	25,120	26,572	66,786
Recoupment of previously reimbursed expenses	26,872	159	—
Registration and filing fees	154,460	100,584	196,913
Other Expenses	57,170	49,095	86,695
Total Expenses	17,125,086	10,117,785	52,770,400
Expense Waiver	—	(364,950)	—
Expense reductions due to earnings credits (Note 1)	(76)	(40)	(222)
Net Expenses	17,125,010	9,752,795	52,770,178
Net Investment Income (Note 1)	38,839,615	53,184,439	2,210,625
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(23,286,412)	(14,539,498)	97,204,092
Foreign currency and forward contract related transactions	8,326,551	1,716,637	—
Written options	23,296	—	9,681,562
	(14,936,565)	(12,822,861)	106,885,654
Changes in unrealized appreciation (depreciation) of:
Investment transactions	(41,682,990)	(83,284,251)	(116,275,856)
Foreign currency and forward contract related translation	(3,462,886)	(1,218,411)	—
Written options	—	—	(9,742,880)
	(45,145,876)	(84,502,662)	(126,018,736)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	(60,082,441)	(97,325,523)	(19,133,082)
Net Decrease in Net Assets Resulting from Operations	$(21,242,826)	$(44,141,084)	$(16,922,457)

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*		First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income (loss)	$224,039,048	$219,767,278	$102,853,718	$102,793,946	$12,155,170	$17,273,321	$(6,049,648)	$(7,891,057)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	702,228,616	1,922,182,508	291,387,294	420,600,201	115,007,165	179,000,326	(180,523,091)	(156,883,224)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	(119,849,366)	(59,489,578)	(39,865,496)	(378,794,138)	(126,116,901)	74,100,158	107,187,962	(143,277,515)
Net increase (decrease) in net assets resulting from operations	806,418,298	2,082,460,208	354,375,516	144,600,009	1,045,434	270,373,805	(79,384,777)	(308,051,796)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(94,351,754)	(227,398,267)	(46,032,316)	(112,591,725)	(4,276,875)	(10,460,091)	—	—
Class C	—	(61,824,068)	(3,667,856)	(14,323,784)	—	(143,705)	—	—
Class I	(163,763,434)	(224,726,363)	(92,281,699)	(155,602,855)	(7,291,523)	(10,220,051)	—	—
Class Y	—	—	—	—	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(760,954,296)	(615,281,136)	(169,970,080)	(232,225,033)	(68,208,361)	(52,254,308)	—	—
Class C	(543,612,985)	(381,040,149)	(41,124,624)	(45,536,166)	(40,092,964)	(26,476,094)	—	—
Class I	(875,458,228)	(508,789,469)	(317,655,154)	(285,819,836)	(65,388,758)	(37,762,793)	—	—
Class Y	—	—	—	—	—	—	—	—
Decrease in net assets resulting from distributions	(2,438,140,697)	(2,019,059,452)	(670,731,729)	(846,099,399)	(185,258,481)	(137,317,042)	—	—
Fund Share Transactions (Note 6)
Net proceeds from shares sold	7,237,206,433	12,375,187,925	2,954,088,005	4,358,933,849	376,416,087	610,666,264	377,231,787	508,732,230
Net asset value of shares issued for reinvested dividends and distributions	1,946,656,388	1,598,705,920	571,713,378	715,496,649	146,429,880	108,163,213	2,933	—
Cost of shares redeemed	(10,081,000,488)	(9,572,509,685)	(3,869,279,529)	(4,242,187,741)	(970,534,969)	(1,003,791,714)	(452,926,090)	(757,212,365)
Redemption Fees	—	—	—	—	—	—	97,370	215,458
Increase (decrease) in net assets from Fund share transactions	(897,137,667)	4,401,384,160	(343,478,146)	832,242,757	(447,689,002)	(284,962,237)	(75,594,000)	(248,264,677)
Net increase (decrease) in net assets	(2,528,860,066)	4,464,784,916	(659,834,359)	130,743,367	(631,902,049)	(151,905,474)	(154,978,777)	(556,316,473)
Net Assets (Note 1)
Beginning of period	50,465,410,651	46,000,625,735	14,540,926,711	14,410,183,344	3,133,628,387	3,285,533,861	999,749,458	1,556,065,931
End of period	$47,936,550,585	$50,465,410,651	$13,881,092,352	$14,540,926,711	$2,501,726,338	$3,133,628,387	$844,770,681	$999,749,458
Undistributed net investment income (loss)	$(339,887,103)	$(263,972,685)	$(373,167,315)	$(332,333,800)	$7,966,082	$15,604,225	$(66,066,348)	$(67,677,782)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund		First Eagle Fund of America
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$38,839,615	$25,975,128	$53,184,439	$59,904,349	$2,210,625	$10,434,939
Net realized gain (loss) from investments, foreign currency and forward contract related transactions	(14,936,565)	14,211,429	(12,822,861)	10,611,178	106,885,654	241,508,554
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions written options	(45,145,876)	(26,073,105)	(84,502,662)	(29,105,740)	(126,018,736)	76,938,772
Net increase (decrease) in net assets resulting from operations	(21,242,826)	14,113,452	(44,141,084)	41,409,787	(16,922,457)	328,882,265
Distribution to Shareholders
Dividends paid from net investment income
Class A	(14,186,018)	(11,526,646)	(12,173,874)	(17,910,020)	(3,778,293)	(2,659,824)
Class C	(9,978,926)	(6,172,738)	(8,080,947)	(7,873,832)	—	—
Class I	(16,674,671)	(9,327,639)	(34,229,618)	(34,118,150)	(5,021,220)	(2,364,371)
Class Y	—	—	—	—	(1,525,229)	(859,560)
Distributions paid from net realized gains from investment transactions
Class A	(5,760,732)	—	(2,046,517)	—	(85,878,012)	(15,778,835)
Class C	(5,130,068)	—	(1,588,861)	—	(54,000,038)	(8,199,122)
Class I	(6,259,206)	—	(5,743,396)	—	(63,244,020)	(7,391,919)
Class Y	—	—	—	—	(36,180,308)	(7,355,578)
Decrease in net assets resulting from distributions	(57,989,621)	(27,027,023)	(63,863,213)	(59,902,002)	(249,627,120)	(44,609,209)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	423,687,654	990,441,183	344,872,964	654,736,971	1,250,888,863	1,049,314,608
Net asset value of shares issued for reinvested dividends and distributions	45,444,967	19,704,051	51,177,189	43,147,832	202,439,475	36,046,040
Cost of shares redeemed	(434,855,745)	(196,867,028)	(625,406,187)	(553,615,431)	(700,365,900)	(605,344,079)
Redemption fees	—	—	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	34,276,876	813,278,206	(229,356,034)	144,269,372	752,962,438	480,016,569
Net increase (decrease) in net assets	(44,955,571)	800,364,635	(337,360,331)	125,777,157	486,412,861	764,289,625
Net Assets (Note 1)
Beginning of period	1,308,377,949	508,013,314	1,141,189,473	1,015,412,316	3,251,435,991	2,487,146,366
End of period	$1,263,422,378	$1,308,377,949	$803,829,142	$1,141,189,473	$3,737,848,852	$3,251,435,991
Undistributed net investment income (loss)	$(3,156,870)	$(313,357)	$(803,394)	$824,592	$(1,015,388)	$7,021,566

  See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2015

Year Ended October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Fund

Financial Highlights

	Year Ended October 31,						Year Ended October 31,
	2015			2014			2013			2012			2011
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	54.90	53.57	55.23	54.92	53.67	55.23	49.24	48.16	49.50	46.90	45.91	47.15	44.36	43.47	44.59
Income (loss) from investment operations:
Net investment income (loss) ($)	0.28	-0.12	0.43	0.30	-0.11	0.43	0.39	0.01	0.52	0.45	0.09	0.57	0.39	0.04	0.51
Net realized and unrealized gains (losses) on investments	0.60	0.59	0.60	2.12	2.08	2.13	7.41	7.27	7.45	3.03	2.98	3.03	2.79	2.75	2.81
Total income (loss) from investment operations	0.88	0.47	1.03	2.42	1.97	2.56	7.80	7.28	7.97	3.48	3.07	3.60	3.18	2.79	3.32
Less distributions:
Dividends from net investment income ($)	-0.30	—	-0.45	-0.66	-0.29	-0.78	-0.51	-0.16	-0.63	-0.53	-0.21	-0.64	-0.64	-0.35	-0.76
Distributions from capital gains	-2.38	-2.38	-2.38	-1.78	-1.78	-1.78	-1.61	-1.61	-1.61	-0.61	-0.61	-0.61	—	—	—
Total distributions	-2.68	-2.38	-2.83	-2.44	-2.07	-2.56	-2.12	-1.77	-2.24	-1.14	-0.82	-1.25	-0.64	-0.35	-0.76
Net asset value, end of year ($)	53.10	51.66	53.43	54.90	53.57	55.23	54.92	53.67	55.23	49.24	48.16	49.50	46.90	45.91	47.15
Total return(a) (%)	1.78	1.02	2.07	4.64	3.85	4.90	16.47	15.63	16.78	7.64	6.83	7.90	7.23	6.45	7.52
Ratios and supplemental data
Net assets, end of year (millions) ($)	16,275	11,663	19,999	17,735	12,342	20,389	18,987	11,436	15,578	15,840	9,322	11,182	14,352	8,385	8,455
Ratio of operating expenses to average net assets including earnings credits (%)	1.11	1.86	0.84	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90	1.13	1.88	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.11	1.86	0.84	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90	1.13	1.88	0.88
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.52	-0.23	0.79	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19	0.83	0.08	1.07
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.52	-0.23	0.79	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19	0.83	0.08	1.07
Portfolio turnover rate (%)	11.28	11.28	11.28	15.36	15.36	15.36	11.60	11.60	11.60	11.29	11.29	11.29	11.57	11.57	11.57

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Overseas Fund

Financial Highlights

	Year Ended October 31,						Year Ended October 31,
	2015			2014			2013			2012			2011
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	23.18	22.42	23.62	24.40	23.64	24.84	22.26	21.62	22.63	22.25	21.61	22.61	21.86	21.26	22.20
Income (loss) from investment operations:
Net investment income (loss) ($)	0.14	-0.03	0.20	0.15	-0.03	0.21	0.13	-0.04	0.20	0.24	0.08	0.30	0.18	0.01	0.24
Net realized and unrealized gains (losses) on investments	0.39	0.39	0.41	0.05	0.07	0.05	3.17	3.09	3.22	0.80	0.77	0.81	0.74	0.73	0.75
Total income from investment operations	0.53	0.36	0.61	0.20	0.04	0.26	3.30	3.05	3.42	1.04	0.85	1.11	0.92	0.74	0.99
Less distributions:
Dividends from net investment income ($)	-0.23	-0.08	-0.25	-0.46	-0.30	-0.52	-0.26	-0.13	-0.31	-0.39	-0.20	-0.45	-0.32	-0.18	-0.37
Distributions from capital gains	-0.86	-0.86	-0.86	-0.96	-0.96	-0.96	-0.90	-0.90	-0.90	-0.64	-0.64	-0.64	-0.21	-0.21	-0.21
Total distributions	-1.09	-0.94	-1.11	-1.42	-1.26	-1.48	-1.16	-1.03	-1.21	-1.03	-0.84	-1.09	-0.53	-0.39	-0.58
Net asset value, end of year ($)	22.62	21.84	23.12	23.18	22.42	23.62	24.40	23.64	24.84	22.26	21.62	22.63	22.25	21.61	22.61
Total return(a) (%)	2.59	1.82	2.88	1.00	0.28	1.23	15.52	14.67	15.82	5.06	4.28	5.36	4.27	3.48	4.52
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,143	1,036	8,702	4,644	1,086	8,811	5,912	1,120	7,378	5,111	986	5,252	5,023	1,027	4,136
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.89	0.88	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92	1.14	1.89	0.89
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.89	0.88	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92	1.14	1.89	0.89
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.60	-0.13	0.88	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36	0.78	0.04	1.06
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.60	-0.13	0.88	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36	0.78	0.04	1.06
Portfolio turnover rate (%)	12.95	12.95	12.95	12.01	12.01	12.01	12.33	12.33	12.33	10.50	10.50	10.50	12.22	12.22	12.22

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle U.S. Value Fund

Financial Highlights

	Year Ended October 31,								Year Ended October 31,
	2015				2014				2013			2012			2011
	Class A		Class C	Class I	Class A	Class C		Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	21.10		20.78	21.40	20.26	19.97		20.54	18.27	18.02	18.50	17.12	16.91	17.33	15.94	15.75	16.12
Income (loss) from investment operations:
Net investment income (loss) ($)	0.10		-0.05	0.16	0.13	-0.03		0.18	0.18	0.03	0.23	0.15	0.02	0.19	0.17	0.04	0.21
Net realized and unrealized gains (losses) on investments	-0.10		-0.10	-0.12	1.60	1.58		1.62	2.36	2.35	2.40	1.59	1.57	1.61	1.34	1.34	1.37
Total income (loss) from investment operations	-0.00	**	-0.15	0.04	1.73	1.55		1.80	2.54	2.38	2.63	1.74	1.59	1.80	1.51	1.38	1.58
Less distributions:
Dividends from net investment income ($)	-0.08		—	-0.13	-0.15	-0.00	**	-0.20	-0.13	-0.01	-0.17	-0.14	-0.03	-0.18	-0.33	-0.22	-0.37
Distributions from capital gains	-1.20		-1.20	-1.20	-0.74	-0.74		-0.74	-0.42	-0.42	-0.42	-0.45	-0.45	-0.45	—	—	—
Total distributions	-1.28		-1.20	-1.33	-0.89	-0.74		-0.94	-0.55	-0.43	-0.59	-0.59	-0.48	-0.63	-0.33	-0.22	-0.37
Net asset value, end of year ($)	19.82		19.43	20.11	21.10	20.78		21.40	20.26	19.97	20.54	18.27	18.02	18.50	17.12	16.91	17.33
Total return(a) (%)	0.04		-0.70	0.28	8.93	8.09		9.19	14.32	13.53	14.69	10.63	9.75	10.86	9.60	8.85	9.92
Ratios and supplemental data
Net assets, end of year (millions) ($)	966		593	942	1,229	705		1,200	1,480	725	1,080	1,425	631	938	967	408	538
Ratio of operating expenses to average net assets including earnings credits (%)	1.14		1.90	0.87	1.14	1.89		0.88	1.16	1.91	0.91	1.17	1.92	0.93	1.18	1.93	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14		1.90	0.87	1.14	1.89		0.88	1.16	1.91	0.91	1.17	1.92	0.93	1.18	1.93	0.93
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.49		-0.27	0.76	0.63	-0.13		0.87	0.93	0.18	1.18	0.84	0.09	1.08	0.98	0.24	1.23
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.49		-0.27	0.76	0.63	-0.13		0.87	0.93	0.18	1.18	0.84	0.09	1.08	0.98	0.24	1.23
Portfolio turnover rate (%)	15.14		15.14	15.14	15.64	15.64		15.64	17.32	17.32	17.32	14.34	14.34	14.34	18.54	18.54	18.54

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Gold Fund

Financial Highlights

	Year Ended October 31,						Year Ended October 31,
	2015			2014			2013			2012			2011
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	13.45	12.84	13.66	17.03	16.37	17.25	29.86	28.84	30.26	33.89	32.78	34.33	33.42	32.44	33.81
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.08	-0.18	-0.04	-0.09	-0.20	-0.05	-0.02	-0.18	0.03	-0.01	-0.22	0.06	-0.19	-0.42	-0.10
Net realized and unrealized gains (losses) on investments	-1.01	-0.96	-1.03	-3.49	-3.33	-3.54	-12.73	-12.29	-12.89	-2.73	-2.66	-2.75	2.60	2.53	2.63
Total income (loss) from investment operations	-1.09	-1.14	-1.07	-3.58	-3.53	-3.59	-12.75	-12.47	-12.86	-2.74	-2.88	-2.69	2.41	2.11	2.53
Less distributions:
Dividends from net investment income ($)	—	—	—	—	—	—	-0.08	—	-0.15	-0.39	-0.16	-0.48	-0.73	-0.56	-0.80
Distributions from capital gains	—	—	—	—	—	—	—	—	—	-0.90	-0.90	-0.90	-1.21	-1.21	-1.21
Total distributions	—	—	—	—	—	—	-0.08	—	-0.15	-1.29	-1.06	-1.38	-1.94	-1.77	-2.01
Net asset value, end of year ($)	12.36	11.70	12.59	13.45	12.84	13.66	17.03	16.37	17.25	29.86	28.84	30.26	33.89	32.78	34.33
Total return(a) (%)	-8.10	-8.88	-7.83	-21.02	-21.56	-20.81	-42.80	-43.24	-42.68	-8.14	-8.86	-7.89	7.38	6.61	7.66
Ratios and supplemental data
Net assets, end of year (millions) ($)	391	148	306	448	186	366	764	284	508	1,535	608	932	1,834	683	1,003
Ratio of operating expenses to average net assets including earnings credits (%)	1.33	2.14	1.03	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.33	2.14	1.03	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.57	-1.39	-0.27	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21	-0.56	-1.30	-0.30
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.57	-1.39	-0.27	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21	-0.56	-1.30	-0.30
Portfolio turnover rate (%)	12.47	12.47	12.47	13.33	13.33	13.33	15.14	15.14	15.14	9.19	9.19	9.19	13.26	13.26	13.26

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Global Income Builder Fund

Financial Highlights

	Year Ended October 31,						Year Ended October 31,			Period May 1, 2012^ to
	2015			2014			2013			October 31, 2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	11.41	11.38	11.39	11.26	11.23	11.23	10.32	10.30	10.33	10.00		10.00		10.00
Income (loss) from investment operations:
Net investment income ($)	0.35	0.26	0.38	0.36	0.27	0.38	0.42	0.34	0.44	0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	-0.51	-0.50	-0.52	0.17	0.17	0.19	0.91	0.90	0.91	0.28		0.29		0.27
Total income (loss) from investment operations	-0.16	-0.24	-0.14	0.53	0.44	0.57	1.33	1.24	1.35	0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.37	-0.28	-0.39	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Distributions from capital gains	-0.15	-0.15	-0.15	—	—	—	—	—	—	—		—		—
Total distributions	-0.52	-0.43	-0.54	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Net asset value, end of year ($)	10.73	10.71	10.71	11.41	11.38	11.39	11.26	11.23	11.23	10.32		10.30		10.33
Total return(c) (%)	-1.39	-2.07	-1.14	4.67	3.90	5.00	13.14	12.25	13.36	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	410	382	471	440	379	490	231	148	129	43		26		38
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.19	1.96	0.94	1.26	2.00	1.05	1.30	2.04	1.05	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	1.19	1.96	0.94	1.23	1.97	0.97	1.35	2.09	1.10	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	3.16	2.41	3.41	3.09	2.31	3.25	3.85	3.11	4.11	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	3.16	2.41	3.41	3.12	2.34	3.33	3.80	3.06	4.06	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	29.68	29.68	29.68	18.45	18.45	18.45	10.87	10.87	10.87	5.17	(a)	5.17	(a)	5.17	(a)(d)

^  Commencement of operations

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 5.00% for Class A shares and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund

Financial Highlights

	Year Ended October 31,						Year Ended October 31,			Period April 1, 2012 to
	2015			2014			2013			October 31, 2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	9.96	9.95	9.96	10.11	10.10	10.11	9.98	9.97	9.98	9.75		9.74		9.75
Income (loss) from investment operations:
Net investment income ($)	0.55	0.48	0.58	0.53	0.45	0.55	0.59	0.51	0.62	0.33		0.29		0.36
Net realized and unrealized gains (losses) on investments	-0.96	-0.96	-0.96	-0.15	-0.15	-0.14	0.14	0.14	0.14	0.24		0.23		0.23
Total income (loss) from investment operations	-0.41	-0.48	-0.38	0.38	0.30	0.41	0.73	0.65	0.76	0.57		0.52		0.59
Less distributions:
Dividends from net investment income ($)	-0.56	-0.49	-0.59	-0.53	-0.45	-0.56	-0.59	-0.51	-0.62	-0.34		-0.29		-0.36
Distributions from capital gains	-0.09	-0.09	-0.09	—	—	—	-0.01	-0.01	-0.01	—		—		—
Total distributions	-0.65	-0.58	-0.68	-0.53	-0.45	-0.56	-0.60	-0.52	-0.63	-0.34		-0.29		-0.36
Net asset value, end of year ($)	8.90	8.89	8.90	9.96	9.95	9.96	10.11	10.10	10.11	9.98		9.97		9.98
Total return(c) (%)	-4.24	-4.96	-3.97	3.74	2.97	4.03	7.49	6.69	7.85	5.94	(a)	5.47	(a)	6.20	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	202	129	473	247	184	710	346	159	511	220		113		309
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.12	1.87	0.83	1.09	1.84	0.83	1.13	1.88	0.80	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.16	1.91	0.87	1.09	1.83	0.84	1.13	1.88	0.88	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	5.81	5.07	6.10	5.17	4.42	5.43	5.80	5.07	6.14	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	5.77	5.03	6.06	5.17	4.43	5.42	5.80	5.07	6.06	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)
Portfolio turnover rate (%)	31.62	31.62	31.62	43.02	43.02	43.02	49.71	49.71	49.71	25.02	(a)	25.02	(a)	25.02	(a)

^  The Fund commenced investment operations in its present form on December 30, 2011.

^^  Class A and Class C commenced operations on January 3, 2012.

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 4.50% for Class A shares and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund

Financial Highlights (continued)

	Year Ended March 31,
	2012^					2011
	Class A^^		Class C^^		Class I	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	9.40		9.40		10.29	10.67
Income (loss) from investment operations:
Net investment income ($)	0.13		0.11		0.68	0.98
Net realized and unrealized gains (losses) on investments	0.35		0.34		-0.11	0.47
Total income (loss) from investment operations	0.48		0.45		0.57	1.45
Less distributions:
Dividends from net investment income ($)	-0.13		-0.11		-0.83	-0.98
Distributions from capital gains	—		—		-0.28	-0.85
Total distributions	-0.13		-0.11		-1.11	-1.83
Net asset value, end of year ($)	9.75		9.74		9.75	10.29
Total return(c) (%)	5.11		4.78		6.11	14.81
Ratios and supplemental data
Net assets, end of year (millions) ($)	60		28		115	11
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	0.95	(b)	1.66	(b)	0.80	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.12	(b)	1.83	(b)	1.05	1.21
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	5.48	(b)	4.74	(b)	6.98	9.33
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	5.31	(b)	4.57	(b)	6.73	8.92
Portfolio turnover rate (%)	45.21		45.21		45.21	145.96

  See Notes to Financial Statements.

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First Eagle Fund of America

Financial Highlights

	Year Ended October 31,						Year Ended October 31,
	2015						2014				2013
	Class A	Class C		Class I		Class Y	Class A	Class C	Class I	Class Y	Class A	Class C	Class I^		Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	38.58	32.98		39.39		39.35	34.76	29.94	35.47	35.42	26.86	23.30	31.01		27.37
Income (loss) from investment operations:
Net investment income (loss) ($)	0.05	-0.20		0.16		0.05	0.17	-0.10	0.25	0.17	0.10	-0.12	0.07		0.12
Net realized and unrealized gains (losses) on investments	-0.01	-0.00	**	-0.00	**	-0.02	4.26	3.66	4.36	4.34	7.81	6.76	4.39		7.94
Total income (loss) from investment operations	0.04	-0.20		0.16		0.03	4.43	3.56	4.61	4.51	7.91	6.64	4.46		8.06
Less distributions:
Dividends from net investment income ($)	-0.12	—		-0.22		-0.11	-0.09	—	-0.17	-0.06	-0.01	—	—		-0.01
Distributions from capital gains	-2.71	-2.71		-2.71		-2.71	-0.52	-0.52	-0.52	-0.52	—	—	—		—
Total distributions	-2.83	-2.71		-2.93		-2.82	-0.61	-0.52	-0.69	-0.58	-0.01	—	—		-0.01
Net asset value, end of year ($)	35.79	30.07		36.62		36.56	38.58	32.98	39.39	39.35	34.76	29.94	35.47		35.42
Total return(a) (%)	0.19	-0.55		0.48		0.18	12.92	12.06	13.20	12.91	29.45	28.44	14.38	(b)	29.45
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,332	742		1,168		496	1,204	632	888	528	1,036	455	491		504
Ratio of operating expenses to average net assets including earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36	1.41	2.16	1.19	(c)	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36	1.41	2.16	1.19	(c)	1.41
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45	0.31	-0.46	0.34	(c)	0.39
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45	0.31	-0.46	0.34	(c)	0.39
Portfolio turnover rate (%)	32.23	32.23		32.23		32.23	35.18	35.18	35.18	35.18	32.12	32.12	32.12	(b)	32.12

^  Class I commenced investment operations on March 8, 2013.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  Annualized

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Fund of America

Financial Highlights (continued)

	Year Ended October 31,
	2012			2011
	Class A	Class C	Class Y	Class A	Class C	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.91	22.01	25.35	24.06	21.32	24.47
Income (loss) from investment operations:
Net investment income (loss) ($)	0.04	-0.13	0.04	-0.09	-0.25	-0.08
Net realized and unrealized gains (losses) on investments	3.73	3.24	3.80	1.11	0.98	1.12
Total income (loss) from investment operations	3.77	3.11	3.84	1.02	0.73	1.04
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.17	-0.04	-0.16
Distributions from capital gains	-1.82	-1.82	-1.82	—	—	—
Total distributions	-1.82	-1.82	-1.82	-0.17	-0.04	-0.16
Net asset value, end of year ($)	26.86	23.30	27.37	24.91	22.01	25.35
Total return(a) (%)	16.46	15.62	16.50	4.22	3.43	4.20
Ratios and supplemental data
Net assets, end of year (millions) ($)	699	246	667	549	194	633
Ratio of operating expenses to average net assets including earnings credits (%)	1.44	2.19	1.44	1.43	2.18	1.43
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.44	2.19	1.44	1.43	2.18	1.43
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.14	-0.61	0.14	-0.33	-1.08	-0.31
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.14	-0.61	0.14	-0.33	-1.08	-0.31
Portfolio turnover rate (%)	31.48	31.48	31.48	67.61	67.61	67.61

  See Notes to Financial Statements.

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of eight separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America and First Eagle Absolute Return Fund (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund, First Eagle Absolute Return Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund (which commenced operations on May 1, 2012) seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities. No results are presented in these financial statements for First Eagle Absolute Return Fund, which commenced operations on May 14, 2014 and is described in a prospectus and annual report separate from that for the other seven Funds discussed here.

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund is closed to new investors, subject to certain limited exceptions. Additional information can be found in the prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold (bullion). Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2015, the First Eagle Global Cayman Fund, Ltd. has $2,599,151,779 in net assets, representing 5.42% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2015, the First Eagle Overseas Cayman Fund, Ltd. has $525,952,445 in net assets, representing 3.79% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2015, the First Eagle U.S. Value Cayman Fund, Ltd. has $171,782,649 in net assets, representing 6.87% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2015, the First Eagle Gold Cayman Fund, Ltd. has $181,665,606 in net assets, representing 21.50% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at market price.

Effective December 31, 2015, all bonds, whether listed on an exchange or traded on the over-counter-market, for which market quotations are readily available, will be valued at the bid price.

Commodities (such as physical metals) are valued at the spot price at 4:00 p.m. E.S.T., as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates as of 4:00 p.m. E.S.T.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price or the most active exchange or market. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2015:

First Eagle Global Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$19,362,969,805	$568,656	$—	$19,363,538,461
International Common Stocks	18,300,232,465	4,988,845	9,098,334	18,314,319,644
Investment Company	1,600,450	—	—	1,600,450
Warrant	62,112,413	—	—	62,112,413
Commodity*	2,947,130,929	—	—	2,947,130,929
Government Obligations	—	1,002,257,500	—	1,002,257,500
U.S. Corporate Bond	—	5,382,120	—	5,382,120
International Corporate Notes and Bonds	—	18,069,916	35,470,356	53,540,272
International Government Bonds	—	450,591,974	—	450,591,974
International Commercial Paper	—	1,281,258,053	—	1,281,258,053
U.S. Commercial Paper	—	4,465,971,048	—	4,465,971,048
Foreign Currency Contracts**	—	5,534,322	—	5,534,322
Total	$40,674,046,062	$7,234,622,434	$44,568,690	$47,953,237,186
Liabilities:
Foreign Currency Contracts**	$—	$359,597	$—	$359,597
Total	$—	$359,597	$—	$359,597

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at gross unrealized appreciation (depreciation) on the investment.

For the year ended October 31, 2015, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2015 was as follows:

First Eagle Global Fund (continued)

	International Common Stocks	International Corporate Notes and Bonds	Total Value
Beginning Balance — market value	$11,370,269	$35,015,551	$46,385,820
Purchases	—	—	—
Sales	—	—	—
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2,271,935)	454,805	(1,817,130)
Ending Balance — market value	$9,098,334	$35,470,356	$44,568,690
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,271,935)	$454,805	$(1,817,130)
First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2	Level 3		Total
Assets:†
International Common Stocks	$10,482,674,689	$—	$31,100,511		$10,513,775,200
U.S. Common Stock	26,381,320	—	—		26,381,320
International Preferred Stock	7,176,951	—	—		7,176,951
Investment Company	1,000,011	—	—		1,000,011
Right	—	—	—	^	—	^
Commodity*	753,732,661	—	—		753,732,661
Term Loans	—	—	2,975,177		2,975,177
Government Obligation	—	10,024,540	—		10,024,540
International Corporate Notes and Bonds	—	—	23,646,904		23,646,904
International Government Bonds	—	280,710,064	—		280,710,064
International Commercial Paper	—	614,512,496	—		614,512,496
U.S. Commercial Paper	—	1,539,083,241	—		1,539,083,241
Foreign Currency Contracts**	—	3,472,986	—		3,472,986
Total	$11,270,965,632	$2,447,803,327	$57,722,592		$13,776,491,551
Liabilities:
Foreign Currency Contracts**	$—	$152,751	$—		$152,751
Total	$—	$152,751	$—		$152,751

†  See Consolidated Schedule of Investments for additional detailed categorizations.

^  Fair value represents zero.

*  Represents gold bullion.

**  Foreign currency contracts are valued at gross unrealized appreciation (depreciation) on the investment.

  For the year ended October 31, 2015, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2015 was as follows:

First Eagle Overseas Fund (continued)

	International Common Stocks	Right		Term Loans	International Corporate Notes and Bonds	Total Value
Beginning Balance — market value	$31,419,040	$—	^	$4,278,594	$23,343,700	$59,041,334
Purchases	—			—	—	—
Sales	—	—		—	—	—
Transfer In — Level 3	—	—		—	—	—
Transfer Out — Level 3	—	—		—	—	—
Accrued Amortization	—	—		—	—	—
Realized Gains (Losses)	—	—		—	—	—
Change in Unrealized Appreciation (Depreciation)	(318,529)	—		(1,303,417)	303,204	(1,318,742)
Ending Balance — market value	$31,100,511	$—	^	$2,975,177	$23,646,904	$57,722,592
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(318,529)	$—		$(1,303,417)	$303,204	$(1,318,742)

^Fair value represents zero.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle U.S. Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$1,889,079,813	$—	$—	$1,889,079,813
International Common Stocks	113,469,913	—	—	113,469,913
Investment Company	975,027	—	—	975,027
Warrant	9,499,266	—	—	9,499,266
Commodity*	171,813,118	—	—	171,813,118
U.S. Corporate Bonds	—	7,034,554	—	7,034,554
U.S. Treasury Bills	—	99,990,280	—	99,990,280
International Commercial Paper	—	79,914,539	—	79,914,539
U.S. Commercial Paper	—	136,014,231	—	136,014,231
Total	$2,184,837,137	$322,953,604	$—	$2,507,790,741

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

  For the year ended October 31, 2015, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Gold Fund

Description	Level 1	Level 2	Level 3		Total
Assets:†
International Common Stocks	$482,225,605	$—	$—		$482,225,605
U.S. Common Stocks	107,753,816	—	—		107,753,816
Investment Company	985,023	—	—		985,023
Commodities*	181,737,201	—	—		181,737,201
International Convertible Bond	—	—	24,140,625	(a)	24,140,625
International Commercial Paper	—	46,152,000	—		46,152,000
Total	$772,701,645	$46,152,000	$24,140,625		$842,994,270

(a)  Represents an international convertible bond that is fair valued using a comparable security from the same issuer that is publicly traded.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

  For the year ended October 31, 2015, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2015 was as follows:

First Eagle Gold Fund (continued)

International Convertible Bonds
Beginning Balance — market value	$27,618,750
Purchases	—
Sales	(4,901,718)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	(1,933,218)
Change in Unrealized Appreciation (Depreciation)	3,356,811
Ending Balance — market value	$24,140,625
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,521,875

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
International Common Stocks	$491,597,298	$—	$1,490,000	(b)	$493,087,298
U.S. Common Stocks	200,778,784	—	—		200,778,784
U.S. Preferred Stocks	1,783,865	—	—		1,783,865
Investment Company	1,690,000	—	—		1,690,000
Commodity*	14,889,868	—	—		14,889,868
U.S. Corporate Bonds	—	258,204,617	—		258,204,617
International Corporate Bonds	—	111,949,703	—		111,949,703
International Government Bonds	—	15,599,334	—		15,599,334
Term Loans	—	68,663,269	8,549,033	(c)	77,212,302
International Commercial Paper	—	77,635,317	—		77,635,317
Foreign Currency Contracts**	—	552,727	—		552,727
Total	$710,739,815	$532,604,967	$10,039,033		$1,253,383,815
Liabilities:
Foreign Currency Contracts**	$—	$3,694	$—		$3,694
Total	$—	$3,694	$—		$3,694

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Term loans valued at $10,333,000 at the beginning of the period were transferred from Level 2 to Level 3 during the year ended October 31, 2015. At October 31, 2014, the securities were valued using broker quotes; at October 31, 2015, the securities were valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

(b)  Represents an international common stock that is fair valued using a comparable security from the same issuer that is publicly traded.

(c)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at gross unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2015 was as follows:

First Eagle Global Income Builder Fund (continued)

	International Common Stock	Term Loans	Total Value
Beginning Balance — market value	$1,886,000	$—	$1,886,000
Purchases	—	666,080	666,080
Sales	—	(108,028)	(108,028)
Transfer In — Level 3	—	10,333,000	10,333,000
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	29,973	29,973
Realized Gains (Losses)	—	4,122	4,122
Change in Unrealized Appreciation (Depreciation)	(396,000)	(2,376,114)	(2,772,114)
Ending Balance — market value	$1,490,000	$8,549,033	$10,039,033
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(396,000)	$(2,376,114)	$(2,772,114)

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle High Yield Fund

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
U.S. Corporate Bonds	$—	$449,396,524	$1,490,680	(b)	$450,887,204
International Corporate Bonds	—	149,340,893	12,494,111	(b)	161,835,004
Term Loans	—	95,874,719	34,957,320	(b)	130,832,039
International Commercial Paper	—	51,762,878	—		51,762,878
Investment Company	1,100,000	—	—		1,100,000
Foreign Currency Contracts*	—	78,521	—		78,521
Total	$1,100,000	$746,453,535	$48,942,111		$796,495,646
Liabilities:
Foreign Currency Contracts*	$—	$2,002	$—		$2,002
Total	$—	$2,002	$—		$2,002

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. International corporate bonds valued at $9,770,675 at the beginning of the period were transferred from Level 2 to Level 3 during the year ended October 31, 2015. At October 31, 2014, the securities were valued using broker quotes; at October 31, 2015, the securities were valued using other significant unobservable inputs. Term loans valued at $42,159,191 at the beginning of the period were transferred from Level 2 to Level 3 during the year ended October 31, 2015. At October 31, 2014, the securities were valued using broker quotes; at October 31, 2015, the securities were valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1.

†  See Schedule of Investments for additional detailed categorizations.

*  Foreign currency contracts are valued at gross unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2015 was as follows:

First Eagle High Yield Fund (continued)

	U.S. Corporate Bond	International Corporate Bonds	Term Loans	Total Value
Beginning Balance — market value	$—	$10,108,468	$—	$10,108,468
Purchases	3,578,317	—	2,647,420	6,225,737
Sales	—	—	(275,407)	(275,407)
Transfer In — Level 3	—	9,770,675	42,159,191	51,929,866
Transfer Out — Level 3	—	—	—	—
Accrued Amortization	613	20,507	109,057	130,177
Realized Gains (Losses)	—	—	6,310	6,310
Change in Unrealized Appreciation (Depreciation)	(2,088,250)	(7,405,539)	(9,689,251)	(19,183,040)
Ending Balance — market value	$1,490,680	$12,494,111	$34,957,320	$48,942,111
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,088,250)	$(7,405,539)	$(9,689,251)	$(19,183,040)

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$3,254,392,987	$—	$—	$3,254,392,987
International Common Stocks	372,503,306	—	—	372,503,306
Investment Company	232,134,863	—	—	232,134,863
Put Options Purchased	5,487,135	—	—	5,487,135
Call Options Purchased	527,500	—	—	527,500
Total	$3,865,045,791	$—	$—	$3,865,045,791
Liabilities:
Covered Call Options Written	$47,142,133	$—	$—	$47,142,133
Total	$47,142,133	$—	$—	$47,142,133

†  See Schedule of Investments for additional detailed categorizations.

  For the year ended October 31, 2015, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

The significant unobservable inputs used in the fair value measurement of the Funds' investments are disclosed after each table, if applicable. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Absolute Return Fund and the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Absolute Return Fund and the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after each Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At October 31, 2015, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$5,534,322	$359,597	$364,902,014	$(186,126,320)

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$3,472,986	$152,751	$198,204,952	$(100,280,132)

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$552,727	$3,694	$8,479,848	$(3,472,890)

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$78,521	$2,002	$1,783,713	$(1,253,867)

(1)  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statements of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each Fund as of October 31, 2015:

First Eagle Global Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$2,413,223	$—	$—	$2,413,223
Goldman Sachs Capital Markets LP	1,383,247	(359,597)	—	1,023,650
HSBC Bank USA	1,737,852	—	—	1,737,852
	$5,534,322	$(359,597)	$—	$5,174,725
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs Capital Markets LP	$359,597	$(359,597)	$—	$0

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Overseas Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$1,543,680	$—	$—	$1,543,680
Goldman Sachs Capital Markets LP	812,261	(152,751)	—	659,510
HSBC Bank USA	1,117,045	—	—	1,117,045
	$3,472,986	$(152,751)	$—	$3,320,235
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs Capital Markets LP	$152,751	$(152,751)	$—	$0

First Eagle Global Income Builder Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$268,893	$—	$—	$268,893
Goldman Sachs Capital Markets LP	100,058	(3,694)	—	96,364
HSBC Bank USA	183,776	—	—	183,776
	$552,727	$(3,694)	$—	$549,033
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs Capital Markets LP	$3,694	$(3,694)	$—	$0

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle High Yield Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
HSBC Bank USA	$78,521	$(2,002)	$—	$76,519
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$2,002	$(2,002)	$—	$0

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the year ended October 31, 2015, First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2014	40,500	$2,422,323
Options written	14,140	795,957
Options assigned	(3,540)	(466,603)
Options expired/closed	(51,100)	(2,751,677)
Options outstanding at October 31, 2015	0	$0

As of October 31, 2015, there were no portfolio securities earmarked to cover collateral requirements for written options.

First Eagle U.S. Value Fund

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2014	4,500	$269,147
Options written	1,760	90,951
Options assigned	(360)	(47,451)
Options expired/closed	(5,900)	(312,647)
Options outstanding at October 31, 2015	0	$0

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

As of October 31, 2015, there were no portfolio securities earmarked to cover collateral requirements for written options.

First Eagle Global Income Builder Fund

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2014	0	$0
Options written	710	23,296
Options assigned	0	0
Options expired/closed	(710)	(23,296)
Options outstanding at October 31, 2015	0	$0

As of October 31, 2015, there were no portfolio securities earmarked to cover collateral requirements for written options.

First Eagle Fund of America

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2014	134,586	$33,572,744
Options written	778,338	200,366,641
Options assigned	(9,225)	(2,689,307)
Options expired/closed	(803,585)	(199,940,290)
Options outstanding at October 31, 2015	100,114	$31,309,788
Purchased Options	Number of Contracts	Cost
Options outstanding at October 31, 2014	0	$0
Options purchased	11,390	8,481,206
Options expired/closed	(4,055)	(1,981,719)
Options outstanding at October 31, 2015	7,335	$6,499,487

As of October 31, 2015, portfolio securities valued at $643,227,732 were earmarked to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

At October 31, 2015, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

	Gain or (Loss) Derivative Recognized in Income
Risk Type	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$3,218,280	$(842,823)

First Eagle U.S. Value Fund

	Gain or (Loss) Derivative Recognized in Income
Risk Type	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$360,098	$(93,647)

First Eagle Global Income Builder Income

	Gain or (Loss) Derivative Recognized in Income
Risk Type	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$23,296	$—

First Eagle Fund of America

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$47,142,133	$9,681,562	$(9,742,880)
Equity — Purchased options	6,014,635	—	2,623,402	(484,852)

(1)  Statements of Assets and Liabilities location: Investments, at value, Unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

(3)  Statements of Operations location: Net realized gains (losses) from written options & investment transactions of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of written options & investment transactions.

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a daily basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Fund which declares income daily and pays monthly and First Eagle Global Income Builder Fund which declares income daily and pays quarterly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$100,261,582	$441,818,188	$9,103,241,712	$—	$—
First Eagle Overseas Fund	85,601,130	108,914,231	2,091,650,021	—	—
First Eagle U.S. Value Fund	3,181,770	101,726,046	607,419,351	—	—
First Eagle Gold Fund	—	—	(238,334,407)	25,288,364	429,236,103
First Eagle Global Income Builder Fund	—	—	(43,428,604)	11,596,419	4,835,024
First Eagle High Yield Fund	93,662	—	(87,814,466)	3,780,561	10,030,755
First Eagle Fund of America	—	105,558,088	711,079,493	—	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2015, the First Eagle Fund of America and First Eagle Gold Fund incurred $773,474 and $4,656,921 of late year ordinary loss deferrals, respectively.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(41,838,278)	$(40,996,979)	$82,835,257
First Eagle Overseas Fund	(1,705,362)	(43,444,269)	45,149,631
First Eagle U.S. Value Fund	(8,224,915)	(15,000,130)	23,225,045
First Eagle Gold Fund	7,661,082	(20,808,810)	13,147,728
First Eagle Global Income Builder Fund	(843,513)	853,022	(9,509)
First Eagle High Yield Fund	(327,986)	327,986	—
First Eagle Fund of America	77,163	(5,201,090)	5,123,927

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in a grantor trust and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2015 the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized losses for tax purposes. The Subsidiaries' loss for the current year is not available to offset their future taxable income. The unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in that same year. Given the uncertainty of their future use, tax losses have been reclassed to Capital Surplus.

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2015, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2015	2014	2015	2014
First Eagle Global Fund	$421,226,138	$792,924,146	$2,016,914,559	$1,226,135,307
First Eagle Overseas Fund	215,419,353	406,304,572	455,312,376	439,794,827
First Eagle U.S. Value Fund	13,735,845	37,060,380	171,522,636	100,256,661
First Eagle Gold Fund	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

	Ordinary Income		Long Term Capital Gains
	2015	2014	2015	2014
First Eagle Global Income Builder Fund	$44,390,102	$27,027,023	$13,609,028	$—
First Eagle High Yield Fund	57,723,180	59,902,003	6,140,033	—
First Eagle Fund of America	10,241,089	5,883,755	239,386,031	38,725,454

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70	(1)
First Eagle Fund of America	0.97	(2)

(1)  The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.05% of the daily average net assets to 0.65% for the period January 1, 2015 to February 29, 2016.

(2)  The Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 1.00% of the first $1.5 billion of the average daily net assets, 0.95% of the next $1 billion of the average daily net assets; 0.90% on the next $2.5 billion of the average daily net assets and 0.85% in excess of $5 billion of the average daily net assets.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Pursuant to a subadvisory agreement, dated December 1, 2015 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, as allowed by law, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A recoupment payment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of October 31, 2015, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

First Eagle Global Income Builder Fund

Expiration	Amount
October 31, 2016	$15

During the period ended October 31, 2015, the First Eagle Global Income Builder Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $26,872.

First Eagle High Yield Fund

Expiration	Amount
October 31, 2016	$309,343
December 31, 2016	44,141

During the period ended October 31, 2015, the First Eagle High Yield Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $159.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Fund which pay

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

the fee described in the next paragraph) reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

First Eagle Global Income Builder Fund and, effective January 1, 2015, First Eagle High Yield Fund, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2015, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$2,876,407	$657,808
First Eagle Overseas Fund	1,122,041	205,854
First Eagle U.S. Value Fund	425,393	49,913
First Eagle Gold Fund	247,637	11,804
First Eagle Global Income Builder Fund	643,188	53,249
First Eagle High Yield Fund	358,662	10,530
First Eagle Fund of America	450,132	40,893

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2015, FEF Distributors, LLC realized $1,106,645, $104,027, $74,976, $65,077, $91,165, $34,520 and $205,136, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2015, balances to the Plan are recorded on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2015, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2015, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2015, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $6,450,788,923, $1,484,839,549, $362,103,333, $116,555,442, $372,113,356, $265,942,533 and $1,684,660,009 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $4,604,824,910, $1,521,042,073, $727,142,262, $233,715,185, $351,389,141, $518,077,683 and $1,158,794,968 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

During the year ended October 31, 2015, the cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term securities, for First Eagle Overseas Fund totaled $10,024,219 and $0, respectively. There were no purchases or sales of U.S. Government securities,

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

excluding short-term securities, for First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

At a meeting on October 2, 2015, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2015, the Funds had borrowings under the agreement as follows:

Fund	Average Daily Loan Balance	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate
First Eagle Global Income Builder Fund	$1,831,459	4	$198	1.39%
First Eagle High Yield Fund	4,231,875	4	340	1.39

As of October 31, 2015 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2015, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

First Eagle Funds | Annual Report | October 31, 2015

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Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2015			Year Ended October 31, 2015
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	35,268,493	23,699,677	76,913,336	30,427,100	5,758,589	91,897,145	5,458,592	3,003,940	10,302,661
Shares issued for reinvested dividends and distributions	14,471,183	8,073,955	15,651,689	9,073,023	1,704,684	15,678,736	3,143,567	1,622,912	2,708,050
Shares redeemed	(66,288,695)	(36,418,310)	(87,397,967)	(56,671,827)	(8,435,341)	(104,101,674)	(18,090,056)	(8,037,548)	(22,226,589)
Net increase (decrease)	(16,549,019)	(4,644,678)	5,167,058	(17,171,704)	(972,068)	3,474,207	(9,487,897)	(3,410,696)	(9,215,878)
	Year Ended October 31, 2014			Year Ended October 31, 2014
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	56,330,185	37,499,193	130,935,364	44,427,894	6,352,502	129,724,362	8,486,374	3,019,288	17,742,100
Shares issued for reinvested dividends and distributions	14,186,701	6,365,786	10,283,937	13,900,662	2,124,067	15,541,229	2,780,613	1,074,165	1,735,414
Shares redeemed	(93,180,511)	(26,552,294)	(54,105,101)	(100,279,490)	(7,431,547)	(69,353,379)	(26,082,508)	(6,465,684)	(15,989,633)
Net increase (decrease)	(22,663,625)	17,312,685	87,114,200	(41,950,934)	1,045,022	75,912,212	(14,815,521)	(2,372,231)	3,487,881
	Year Ended October 31, 2015			Year Ended October 31, 2015
	First Eagle Gold Fund			First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	11,930,370	2,434,131	12,736,019	11,704,029	9,577,337	17,154,498	7,817,319	2,463,611	26,240,158
Shares issued for reinvested dividends and distributions	130	67	—	1,502,646	1,118,542	1,589,567	1,247,845	785,317	3,416,032
Shares redeemed	(13,646,508)	(4,228,696)	(15,227,543)	(13,515,431)	(8,285,431)	(17,784,945)	(11,197,627)	(7,254,182)	(47,779,023)
Net increase (decrease)	(1,716,008)	(1,794,498)	(2,491,524)	(308,756)	2,410,448	959,120	(2,132,463)	(4,005,254)	(18,122,833)
	Year Ended October 31, 2014			Year Ended October 31, 2014
	First Eagle Gold Fund			First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	10,775,881	2,859,756	16,951,957	27,926,819	22,086,272	34,790,012	11,967,998	6,703,909	45,666,781
Shares issued for reinvested dividends and distributions	—	—	—	806,283	394,580	485,613	1,489,044	562,101	2,190,022
Shares redeemed	(22,330,740)	(5,755,834)	(19,623,775)	(10,774,285)	(2,306,375)	(3,764,376)	(22,873,104)	(4,436,641)	(27,126,153)
Net increase (decrease)	(11,554,859)	(2,896,078)	(2,671,818)	17,958,817	20,174,477	31,511,249	(9,416,062)	2,829,369	20,730,650

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

	Year Ended October 31, 2015
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	11,375,895	7,673,674	13,562,817	1,557,773
Shares issued for reinvested dividends and distributions	2,232,595	1,412,932	1,259,320	999,228
Shares redeemed	(7,614,310)	(3,554,189)	(5,462,428)	(2,410,531)
Net increase (decrease)	5,994,180	5,532,417	9,359,709	146,470
	Year Ended October 31, 2014
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	9,923,882	5,707,393	11,178,474	1,520,391
Shares issued for reinvested dividends and distributions	462,582	212,967	153,384	222,650
Shares redeemed	(8,975,624)	(1,975,846)	(2,654,024)	(2,571,984)
Net increase (decrease)	1,410,840	3,944,514	8,677,834	(828,943)

Transactions in dollars of capital stock were as follows:

	Year Ended October 31, 2015			Year Ended October 31, 2015
	First Eagle Global Fund			First Eagle Overseas Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$1,882,683,045	$1,233,690,921	$4,120,832,467	$694,012,785	$127,322,462	$2,132,752,758
Shares issued for reinvested dividends and distributions	739,622,809	404,101,868	802,931,711	194,162,834	35,440,449	342,110,095
Shares redeemed	(3,524,237,211)	(1,893,659,710)	(4,663,103,567)	(1,286,051,819)	(185,324,821)	(2,397,902,889)
Net increase (decrease)	$(901,931,357)	$(255,866,921)	$260,660,611	$(397,876,200)	$(22,561,910)	$76,959,964
	Year Ended October 31, 2014			Year Ended October 31, 2014
	First Eagle Global Fund			First Eagle Overseas Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$3,086,829,620	$2,009,315,584	$7,279,042,721	$1,055,459,444	$145,990,404	$3,157,484,001
Shares issued for reinvested dividends and distributions	737,283,068	324,909,824	536,513,028	313,042,960	46,559,542	355,894,147
Shares redeemed	(5,173,632,845)	(1,427,791,292)	(2,971,085,548)	(2,400,625,988)	(171,346,340)	(1,670,215,413)
Net increase (decrease)	$(1,349,520,157)	$906,434,116	$4,844,470,201	$(1,032,123,584)	$21,203,606	$1,843,162,735

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

	Year Ended October 31, 2015			Year Ended October 31, 2015
	First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$109,557,157	$59,254,394	$207,604,536	$166,942,899	$32,311,867	$177,977,021	$129,455,279	$105,893,330	$188,339,045
Shares issued for reinvested dividends and distributions	61,488,226	31,322,256	53,619,398	2,027	906	—	16,244,858	12,057,152	17,142,957
Shares redeemed	(361,075,493)	(158,755,123)	(450,704,353)	(184,532,240)	(55,581,885)	(212,714,595)	(148,722,401)	(90,789,241)	(195,344,103)
Net increase (decrease)	$(190,030,110)	$(68,178,473)	$(189,480,419)	$(17,587,314)	$(23,269,112)	$(34,737,574)	$(3,022,264)	$27,161,241	$10,137,899
	Year Ended October 31, 2014			Year Ended October 31, 2014
	First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$174,417,356	$61,016,322	$375,232,586	$177,606,432	$45,271,555	$285,854,243	$325,859,860	$257,548,291	$407,033,032
Shares issued for reinvested dividends and distributions	53,693,682	20,559,539	33,909,992	—	—	—	9,432,140	4,605,185	5,666,726
Shares redeemed	(540,218,333)	(131,547,884)	(332,025,497)	(362,140,244)	(87,598,940)	(307,257,723)	(126,739,866)	(26,641,785)	(43,485,377)
Net increase (decrease)	$(312,107,295)	$(49,972,023)	$77,117,081	$(184,533,812)	$(42,327,385)	$(21,403,480)	$208,552,134	$235,511,691	$369,214,381

	Year Ended October 31, 2015			Year Ended October 31, 2015
	First Eagle High Yield Fund			First Eagle Fund of America
	Class A	Class C	Class I	Class A	Class C	Class I	Class Y
Shares sold	$72,157,346	$23,208,644	$249,506,974	$427,786,509	$243,686,750	$519,384,321	$60,031,283
Shares issued for reinvested dividends and distributions	11,715,193	7,364,603	32,097,393	78,833,583	42,190,415	45,373,323	36,042,154
Shares redeemed	(106,008,862)	(68,215,333)	(451,181,992)	(285,495,070)	(112,903,474)	(208,926,563)	(93,040,793)
Net increase (decrease)	$(22,136,323)	$(37,642,086)	$(169,577,625)	$221,125,022	$172,973,691	$355,831,081	$3,032,644
	Year Ended October 31, 2014			Year Ended October 31, 2014
	First Eagle High Yield Fund			First Eagle Fund of America
	Class A	Class C	Class I	Class A	Class C	Class I	Class Y
Shares sold	$121,926,325	$68,190,256	$464,620,390	$372,435,762	$183,641,692	$435,311,387	$57,925,767
Shares issued for reinvested dividends and distributions	15,172,616	5,714,634	22,260,582	16,199,868	6,418,865	5,474,261	7,953,046
Shares redeemed	(232,900,282)	(45,101,192)	(275,613,957)	(342,545,205)	(63,631,853)	(101,141,276)	(98,025,745)
Net increase (decrease)	$(95,801,341)	$28,803,698	$211,267,015	$46,090,425	$126,428,704	$339,644,372	$(32,146,932)

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

At October 31, 2015, no shareholders owned more than 5% of any class of the First Eagle Funds.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2015.

First Eagle Funds | Annual Report | October 31, 2015

Notes to Financial Statements

Note 9 — Subsequent Events

As of December 1, 2015, private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms have acquired a majority equity stake in Arnhold and S. Bleichroeder Holdings, Inc., the holding company of the Adviser.

This transaction is not expected to result in any change in investment personnel or in the Fund's investment objective or policies.

This transaction was deemed an "assignment" of the investment management agreements between the Funds and the Adviser with respect to each Fund, which resulted in automatic termination of the agreements under the Investment Company Act of 1940. The transaction was also deemed an "assignment" of the subadvisory agreement between the Adviser and the Subadviser with respect to the First Eagle Fund of America, which also resulted in the automatic termination of the subadvisory agreement under the Investment Company Act of 1940. The Board of Trustees of the Funds, including a majority of the Independent Trustees, approved the new advisory agreements and the new subadvisory agreement in the August 5, 2015 Board meeting after consideration of various factors, which are detailed in the "General Information" section. Then in the special shareholder meeting held on October 20, 2015 and reconvened to November 13, 2015, shareholders approved the new investment advisory agreements with the Adviser for each respective Fund as well as the subadvisory agreement between the Adviser and the Subadviser with respect to First Eagle Fund of America. The new investment advisory agreements and subadvisory agreement provide the same level of advisory services to the Funds as did the original advisory agreements and subadvisory agreement.

First Eagle Funds | Annual Report | October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Funds and the Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund (including its consolidated wholly owned subsidiary), First Eagle Overseas Fund (including its consolidated wholly owned subsidiary), First Eagle U.S. Value Fund (including its consolidated wholly owned subsidiary), First Eagle Gold Fund (including its consolidated wholly owned subsidiary), First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (hereafter collectively referred to as the "Funds") at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

First Eagle Funds | Annual Report | October 31, 2015

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six-months ended October 31, 2015.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2015

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Global Fund Consolidated
Class A	-2.82%	$1,000.00	$971.80	1.10%	$5.47
Class C	-3.19	1,000.00	968.10	1.86	9.23
Class I	-2.68	1,000.00	973.20	0.84	4.18
First Eagle Overseas Fund Consolidated
Class A	-4.19	1,000.00	958.10	1.15	5.68
Class C	-4.59	1,000.00	954.10	1.88	9.26
Class I	-4.07	1,000.00	959.30	0.89	4.40
First Eagle U.S. Value Fund Consolidated
Class A	-2.60	1,000.00	974.00	1.12	5.57
Class C	-2.95	1,000.00	970.50	1.89	9.39
Class I	-2.47	1,000.00	975.30	0.87	4.33
First Eagle Gold Fund Consolidated
Class A	-17.32	1,000.00	826.80	1.28	5.89
Class C	-17.66	1,000.00	823.40	2.16	9.93
Class I	-17.17	1,000.00	828.30	1.00	4.61
First Eagle Global Income Builder Fund
Class A	-3.67	1,000.00	963.30	1.19	5.89
Class C	-3.99	1,000.00	960.10	1.97	9.73
Class I	-3.47	1,000.00	965.30	0.94	4.66
First Eagle High Yield Fund
Class A	-5.27	1,000.00	947.30	1.10	5.40
Class C	-5.65	1,000.00	943.50	1.87	9.16
Class I	-5.14	1,000.00	948.60	0.82	4.03
First Eagle Fund of America
Class A	-5.39	1,000.00	946.10	1.35	6.62
Class C	-5.77	1,000.00	942.30	2.12	10.38
Class I	-5.28	1,000.00	947.20	1.05	5.15
Class Y	-5.41	1,000.00	945.90	1.37	6.72

(1)  For the six-months ended October 31, 2015.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2015

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six-months ended October 31, 2015.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2015

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000.00	$1,019.66	1.10%	$5.60
Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class I	5.00	1,000.00	1,020.97	0.84	4.28
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000.00	1,019.41	1.15	5.85
Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class I	5.00	1,000.00	1,020.72	0.89	4.53
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000.00	1,019.56	1.12	5.70
Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class I	5.00	1,000.00	1,020.82	0.87	4.43
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.75	1.28	6.51
Class C	5.00	1,000.00	1,014.32	2.16	10.97
Class I	5.00	1,000.00	1,020.16	1.00	5.09
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,019.21	1.19	6.06
Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class I	5.00	1,000.00	1,020.47	0.94	4.79
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,019.66	1.10	5.60
Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class I	5.00	1,000.00	1,021.07	0.82	4.18
First Eagle Fund of America
Class A	5.00	1,000.00	1,018.40	1.35	6.87
Class C	5.00	1,000.00	1,014.52	2.12	10.76
Class I	5.00	1,000.00	1,019.91	1.05	5.35
Class Y	5.00	1,000.00	1,018.30	1.37	6.97

(1)  For the six-months ended October 31, 2015.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2015

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2015

Board Considerations for Approval of Advisory Agreements

At a meeting held on August 5, 2015, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved new advisory agreements (the "New Advisory Agreements"), subsequent to the prospective change of ownership (the "Transaction") of the parent company of the Adviser, Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"). In the Transaction, an entity ("Buyer") owned by a consortium of funds advised or managed by Blackstone Management Partners L.L.C. (and its affiliates) and Corsair Capital, LLC (and its affiliates) and certain co-investors proposed to directly acquire a majority of the outstanding equity of ASB Holdings such that Buyer will indirectly acquire a majority interest in the Adviser.

In its deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreements, the Board also considered information it had received in December 2014, in connection with the existing advisory arrangements.

In response to a letter from the Independent Trustees requesting information about the Transaction and the New Advisory Agreements and other new arrangements and plans, the Board received materials specifically relating to material terms of the existing advisory arrangements and New Advisory Agreements. These materials, together with materials previously requested and received, included (i) information on the investment performance of Funds and a selected peer group of other mutual funds and certain institutional client accounts managed by the Adviser (or the Subadviser in the case of First Eagle Fund of America), all in relation to appropriate market indices (ii) total fees payable to the Adviser and expenses borne by First Eagle Funds, if any, and (iii) the economic outlook and the general investment outlook in the markets in which First Eagle Funds invest.

In addition, the Board received materials relating to the organizational structure and business of the Adviser, including at the August 5, 2015 meeting describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Buyer, was reviewed as well. Representatives of the Buyer attended the August 2015 meeting, and the Board was advised that the Buyer will exercise its oversight of the Adviser's business at the level of the parent company board of directors and will not be involved in the day-to-day management of the Adviser. The Buyer also advised that no change in investment processes is anticipated as a result of the Transaction.

Prior to approving the New Advisory Agreements, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information about each Fund, the Buyer and the Transaction and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be

First Eagle Funds | Annual Report | October 31, 2015

negotiated at arm's-length, and that the approval of the agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to approve the agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided by the Adviser to the Funds and considered that the services were not expected to change in connection with the Transaction. The Adviser provides the Funds with investment research, advice and supervision and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser, including for the newer Funds the extensive work performed by the Adviser in developing a Fund's planned investment program, and the institutional resources available to the Adviser. The Trustees commented on the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group over the course of the year and noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Outperformance for some Funds over the various periods listed below was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar and Lipper Category averages (all periods ending as of June 30, 2015):

º  First Eagle Global Fund: Outperformed composites over the trailing 1-, 3-, 5- and 10-year periods; outperformed peer group median over the trailing 5- and 10-year periods; outperformed benchmark over the trailing 10-year period.

º  First Eagle Overseas Fund: Outperformed composites over the trailing 1- and 10-year periods; outperformed peer group median over the trailing 1- and 10-year periods; outperformed benchmark over the trailing 1- and 10- year periods.

º  First Eagle U.S. Value Fund: (No outperformace noted).

º  First Eagle Gold Fund: Outperformed composites, benchmark, and peer group median over the trailing 1-, 3-, 5-, and 10-year periods.

º  First Eagle Global Income Builder Fund: Outperformed composites and one of its two benchmarks over the trailing 3-year period.

º  First Eagle High Yield Fund: Outperformed composites over the trailing 1-, 3- and 5- year periods (both composites for the 1- and 5- year periods; one composite for the 3- year period).

First Eagle Funds | Annual Report | October 31, 2015

º  First Eagle Fund of America: Outperformed composites over the trailing 1-, 3-, 5- and 10- year periods (both composites in all periods and one composite in the 1-year period), outperformed peer group median over the trailing 10-year period; outperformed benchmark over the trailing 3- and 10-year periods.

The Trustees commented on (and management discussed) the generally less favorable one-year relative performance results for First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America though stronger one-year relative results were noted for First Eagle Overseas Fund and First Eagle Gold Fund. Losses on an absolute basis over the prior year were noted for all Funds except First Eagle Fund of America. Contributors to the lagging one-year results (both with and without the impact of higher than median cash positions) were discussed.

•  Performance for each Fund was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third party data provider in connection with the review of the arrangements between the Funds and the Adviser and a summary of such report prepared by Management. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees noted fee schedule "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time. The Trustees also considered waived advisory fees to date from First Eagle Global Income Builder Fund and First Eagle High Yield Fund and noted that, while no waivers had been in effect for 2014, the Adviser had agreed to waive 0.05% of its advisory fee for First Eagle High Yield Fund from January 1, 2015 through February 29, 2016. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser (or of Iridian in the case of First Eagle Fund of America) with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates,

First Eagle Funds | Annual Report | October 31, 2015

such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships, and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees considered representations that there will not be any unfair burden imposed on the Funds in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction. The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyer were not anticipated to have meaningful service or trading relationships with the Funds.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for most of the Funds (excluding Gold Fund) had decreased relative to the prior year and reviewed the causes of those decreases. For each Fund (excluding Gold Fund), the principal contributing factor for this decrease is an increase in average net assets over the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees again noted the fee schedule "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time and the fee waiver implemented for First Eagle High Yield Fund effective January 1, 2015. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be. The Trustees noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. Further scale as a result of the Transaction was considered but viewed as speculative.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear strong, although not excessive and commensurate with the Funds' performance, based on the information provided at the meeting. The Trustees also referred to the prospective Securities and Exchange Commission matter involving the Adviser. Representatives of the Adviser discussed with the Board certain litigation and regulatory matters, including timing and terms of a potential regulatory settlement. The Board was advised by the Adviser that the Adviser believes the settlement will not impact their ability to provide advisory services to the Funds and the Board accepted their assessment. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in industry leading technologies. Representatives of the Buyer emphasized that they likewise support continued investment in the business. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as

First Eagle Funds | Annual Report | October 31, 2015

evidence of commitment to the Funds by key personnel. The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction. The Trustees also considered the financial structural of the Transactions including the level of leverage that would be taken on by the Adviser's parent company.

First Eagle Funds | Annual Report | October 31, 2015

Board Considerations for Approval of Subadvisory Agreement

In its deliberations, in addition to information provided by the Adviser and Iridian specifically in connection with its evaluation of the terms and conditions of the New Subadvisory Agreement, the Board also considered information it had received in December 2014 in connection with the existing subadvisory arrangements. The Board evaluated all information available to it, and no single factor was considered in isolation or to be determinative in the Board's decision. Rather, the Board, including all of the Independent Trustees, concluded, in light of all factors considered, including the fees to be charged for services thereunder, that it was in the best interests of First Eagle Fund of America to approve the New Subadvisory Agreement and recommend the New Subdvisory Agreement to Shareholders. At the August 5, 2015 meeting of the Board, all Trustees were present in person and voted to approve except that one Independent Trustee was unable to attend.

In connection with its meetings in December 2014 and August 2015, the Board, including the Independent Trustees, received materials specifically relating to material terms of the existing subadvisory arrangements and New Subadvisory Agreement. These materials included (i) information on the investment performance of First Eagle Fund of America and a selected peer group of other mutual funds and certain institutional client accounts managed by the Subadviser, all in relation to appropriate market indices (ii) total fees payable to the Subadviser and expenses borne by First Eagle Fund of America, if any, and (iii) the economic outlook and the general investment outlook in the markets in which First Eagle Fund of America invests. At each of these meetings, the Board received materials relating to the organizational structure and business of the Subadviser.

Prior to approving the New Subadvisory Agreement, the Independent Trustees met in Executive Session with their independent counsel and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services performed by the Subadviser, under the existing subadvisory arrangements and to be provided under the New Subadvisory Agreement. The Board noted that the nature and extent of the services provided under the existing arrangements is the same as that to be provided going forward. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Funds | Annual Report | October 31, 2015

Shareholder Meeting Results for Approval of Advisory Agreements on a Fund by Fund basis:

First Eagle Fund of America:

Shares Voted
For	38,618,260
Against	470,335
Abstain	3,790,916
Broker Non-votes	7,944,209
Representing in Favor (as % of votes cast)	75.98%

First Eagle Global Fund:

Shares Voted
For	339,018,769
Against	4,869,029
Abstain	7,648,493
Broker Non-votes	136,404,663
Representing in Favor (as % of votes cast)	69.48%

First Eagle Global Income Builder Fund:

Shares Voted
For	43,061,114
Against	563,005
Abstain	852,928
Broker Non-votes	14,671,967
Representing in Favor (as % of votes cast)	72.80%

First Eagle Gold Fund:

Shares Voted
For	26,297,165
Against	367,460
Abstain	482,226
Broker Non-votes	10,804,574
Representing in Favor (as % of votes cast)	69.29%

First Eagle Funds | Annual Report | October 31, 2015

First Eagle High Yield Fund:

Shares Voted
For	36,220,680
Against	264,068
Abstain	435,873
Broker Non-votes	11,340,377
Representing in Favor (as % of votes cast)	75.05%

First Eagle Overseas Fund:

Shares Voted
For	242,599,177
Against	1,769,325
Abstain	4,254,624
Broker Non-votes	95,333,890
Representing in Favor (as % of votes cast)	70.53%

First Eagle U.S. Value Fund:

Shares Voted
For	50,482,674
Against	768,310
Abstain	1,119,913
Broker Non-votes	18,061,656
Representing in Favor (as % of votes cast)	71.68%

Shareholder Meeting Results for Approval of Subadvisory Agreement:

First Eagle Fund of America:

Shares Voted
For	38,594,492
Against	474,413
Abstain	3,810,609
Broker Non-votes	7,944,209
Representing in Favor (as % of votes cast)	75.94%
First Eagle Funds | Annual Report | October 31, 2015

Tax Information

Fiscal Year Ended October 31, 2015 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2015, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	15%	28%
First Eagle Global Fund	100%	76.12%	$1,859,873,264	$218,105,887
First Eagle Overseas Fund *	89.88%	0.15%	426,801,283	65,180,264
First Eagle U.S. Value Fund	100%	100%	182,531,157	10,021,221
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder Fund*	46.56%	11.74%	13,609,028	—
First Eagle High Yield Fund	—	—	6,140,033	—
First Eagle Fund of America	99.08%	99.08%	244,503,469	—

* First Eagle Overseas Fund and First Eagle Global Income Builder Fund paid foreign taxes of $26,515,043 and $1,749,002, respectively, and recognized Section 853 foreign source income of $121,808,425 and $14,359,801, respectively. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2015.

First Eagle Funds | Annual Report | October 31, 2015

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Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2015

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2015

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2015

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2015

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund; President and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2015

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; prior to December 2011, Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2015

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre | Treasurer | September 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from August 2015; Advisory Senior Associate, KPMG LLP from November 2014; Assurance Senior Associate, PwC LLP from September 2010; Assistant Treasurer, First Eagle Variable Funds

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2015

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2015

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First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2015 and October 31, 2014, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $438,190 and $417,735, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $18,300  and $18,300, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2015 and October 31, 2014, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $452,149 and $432,676, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2015 and October 31, 2014, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2015, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2015 and 2014.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: January 7, 2016

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 7, 2016

*                              Print the name and title of each signing officer under his or her signature.